485BPOS

As filed with the Securities and Exchange Commission on November 29, 2023

1933 Act Registration Number: 033-53698

1940 Act Registration Number: 811-07322

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 117	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 118

(Check appropriate box or boxes.)

The Integrity Funds

(Exact name of Registrant as Specified in Charter)

1 North Main Street, Minot, North Dakota	58703
(Address of principal offices)	(Zip code)

Registrant's Telephone Number, Including Area Code 701-852-5292

Shannon D. Radke, 1 North Main Street, Minot, North Dakota 58703

(Name and Address of Agent for Service)

With Copies to:

Deborah B. Eades, Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601

Approximate Date of Proposed Public Offering As soon as practicable after effectiveness

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

X	on November 30, 2023, pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

on (date), pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

November 30, 2023

THE INTEGRITY FUNDS
Class A, Class C, and Class I Shares

INTEGRITY DIVIDEND HARVEST FUND
Class A: IDIVX; Class C: IDHCX; and Class I: IDHIX

INTEGRITY DIVIDEND SUMMIT FUND
Class A: APAYX; Class C: CPAYX; and Class I: IPAYX

INTEGRITY GROWTH & INCOME FUND (formerly known as Integrity ESG Growth & Income Fund)
Class A: IGIAX; Class C: IGIUX; and Class I: IGIVX

INTEGRITY HIGH INCOME FUND
Class A: IHFAX; Class C: IHFCX; and Class I: IHFIX

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND
Class A: ICPAX; Class C: ICPUX; and Class I: ICWIX

INTEGRITY SHORT TERM GOVERNMENT FUND
Class A MDSAX and Class I: MDSIX

PROSPECTUS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INTEGRITY DIVIDEND HARVEST FUND--FUND SUMMARY	1

INTEGRITY DIVIDEND SUMMIT FUND--FUND SUMMARY	5

INTEGRITY GROWTH & INCOME FUND--FUND SUMMARY	9

INTEGRITY HIGH INCOME FUND--FUND SUMMARY	13

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND--FUND SUMMARY	17

INTEGRITY SHORT TERM GOVERNMENT FUND--FUND SUMMARY	22

ADDITIONAL INFORMATION--INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS	26

FUND MANAGEMENT	40

THE SHARES OFFERED	44

HOW TO REDUCE YOUR SALES CHARGE	47

HOW TO BUY SHARES	49

IMPORTANT INFORMATION ABOUT PURCHASES	50

SPECIAL SERVICES	52

HOW TO SELL SHARES	53

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	54

DISTRIBUTIONS	56

FEDERAL TAX MATTERS	56

NET ASSET VALUE	59

FUND SERVICE PROVIDERS	59

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES	60

SHAREHOLDER INQUIRIES AND MAILINGS	60

FINANCIAL HIGHLIGHTS	60

APPENDIX A--INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS	A-1

INTEGRITY DIVIDEND HARVEST FUND--FUND SUMMARY

Investment Objectives

The Integrity Dividend Harvest Fund (the "Fund") seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "The Shares Offered; Class A Shares" and "How to Reduce Your Sales Charge" on page 44 and 47, respectively, of the Fund's prospectus, Appendix A of the Fund’s prospectus, and "Purchase and Redemption of Shares" on page B- 51 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0. 43%	0. 43%	0. 43%
Total Annual Fund Operating Expenses	1. 43%	2. 18%	1. 18%
Fee Waivers and Expense Reimbursements(1)	(0. 48%)	(0. 48%)	(0. 48%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.95%	1.70%	0.70%

(1)

The Fund’s investment adviser, Viking Fund Management, LLC ("Viking Management," "investment manager," or the "Adviser"), has contractually agreed to waive fees and reimburse expenses through November 29, 2024 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95% of average daily net assets for Class A shares, 1.70% of average daily net assets for Class C shares, and 0.70% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to November 29, 2024 with the approval of the Fund's Board of Trustees. The terms of the expense limitation agreement provide that Viking Management is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.

Example--This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class C Shares
1 Year	$592	$273	$72	$173
3 Years	$885	$636	$327	$636
5 Years	$1, 199	$1, 126	$603	$1, 126
10 Years	$2, 088	$2, 476	$1, 389	$2, 476

Portfolio Turnover--The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 22.79% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, including common stock and preferred stock, of companies. In addition, under normal market conditions, the Fund invests at least 65% of its net assets in equity securities that have consistently increased dividends for a period of at least 10 years. In determining whether a company has increased its dividend for a period of at least 10 years, the Fund's Portfolio Management Team ("Team") will account for the effect of any stock splits or spin-offs and exclude special dividends.

Although the investment process results in the Fund holding primarily large-cap companies, the Fund may invest in companies of any size. In selecting securities, the Team considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples, valuation, credit rating, balance sheet strength, and volatility. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.

The Fund may invest up to 30% of its net assets in foreign equity securities, including common stock and preferred stock.

The Team may consider selling a security if, among other considerations, the issuer's business fundamentals have deteriorated or the issuer fails to raise its dividend.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund's distributions to shareholders could decline when dividend income from stocks in the Fund's portfolio declines. The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund’s ability to generate income. Key factors that might cause a company to reduce or eliminate its dividend include deteriorating fundamentals or changes in priority of the uses of capital, among other factors.

General Market Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate as a result of market factors such as interest rates, credit spreads, or commodity prices, and the Fund's share price and the value of your investment may change. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Preferred Stock Risk: Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

*

Deferral and Omission Risk: Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

*

Credit and Subordination Risk: Credit risk is the risk that a preferred security will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

*

Interest Rate Risk: Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

*

Call, Reinvestment and Income Risk: During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. The risk that the Fund may be forced to reinvest in lower yielding securities is known as reinvestment risk. Another risk associated with a declining interest rate environment is that the income from the Fund's portfolio may decline over time when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio's current earnings rate.

*

Liquidity Risk: Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

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Limited Voting Rights Risk: Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

*

Special Redemption Rights Risk: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Sector Risk: To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Risks of Foreign Securities (including Depositary Receipts): The Fund may invest in securities of non-U.S. issuers which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. The Fund’s investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”), which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The Fund’s share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart below shows the variability of the Fund's performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 15.20% (quarter ended December 30, 2022) and the lowest return for a quarter was -20.05% (quarter ended March 31, 2020). The Fund's calendar year-to-date total return as of September 30, 2023 was - 4.92%.

The table below shows the Fund's average annual total returns for 1 , 5, and 10 years for Class A shares, and for 1 year, 5 years, and since inception for Class C and Class I shares, and how they compare with those of a broad measure of market performance. The return information below reflects applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary. Actual after-tax returns depend on an investor's tax situation and may differ from those shown , and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts ("IRAs" ).

Average Annual Total Returns (for the periods ended December 31, 2022)

	1 Year	5 Years	10 Years	Since Inception
Class A (inception date: May 1, 2012)
Return Before Taxes	-2.22%	6.91%	10. 11%	--
Return After Taxes on Distributions	-2.22%	6.07%	8.98%	--
On Distributions and Sale of Fund Shares	-0.70%	5.72%	8. 23%	--

Class C (inception date: August 3, 2015)
Return Before Taxes	1.14%	7.21%	--	8. 87%

Class I (inception date: August 1, 2016)
Return Before Taxes	3.18%	8.28%	--	8.98%

Russell 1000 Value TR Index(1)(reflects no deduction for fees, expenses, or taxes)	-7.54%	6.67%	10.29%	8.10% (Class C) 8.55% (Class I)
S&P 500® TR Index(2)(reflects no deduction for fees, expenses, or taxes)	-18. 11%	9.42%	12.56%	10.56% (Class C) 11.32% (Class I)

(1)

The Russell 1000 Value TR Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000 is a subset of the Russell 3000 Index. It represents the top companies by market capitalization.

(2)	The S&P 500® TR Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value.

Management

Investment Adviser--Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers--Shannon D. Radke, Senior Portfolio Manager and President of Viking Fund Management, LLC, has served as the Fund's portfolio manager since May 2012. Josh Larson, Portfolio Manager, has served as the Fund's portfolio manager since May 2012. Michael Morey, Portfolio Manager, has served as the Fund's portfolio manager since May 2012. Trey Welstad, Portfolio Manager, has served as the Fund's portfolio manager since May 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

INTEGRITY DIVIDEND SUMMIT FUND--FUND SUMMARY

Investment Objectives

The Integrity Dividend Summit Fund ( the "Fund" ) seeks to maximize qualified dividend income with long term appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "The Shares Offered; Class A Shares" and "How to Reduce Your Sales Charge" on page 44 and 47 , respectively, of the Fund's prospectus, Appendix A of the Fund's prospectus, and "Purchase and Redemption of Shares" on page B- 51 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	11.71%	11.70%	11.67%
Total Annual Fund Operating Expenses	12.71%	13.45%	12.42%
Fee Waivers and Expense Reimbursements	( 11.72%)	( 11.71%)	( 11.68%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.99%	1. 74%	0. 74%

(1)

The Fund's investment adviser, Viking Fund Management, LLC ("Viking Management " or the "Adviser" ), has contractually agreed to waive fees and reimburse expenses through November 29, 2024, so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99% of average daily net assets for Class A shares, 1. 74% of average daily net assets for Class C shares, and 0. 74% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to November 29, 2024 with the approval of the Fund's Board of Trustees. The terms of the expense limitation agreement provide that Viking Management is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund's current expense limitation.

Example--This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class C Shares
1 Year	$596	$277	$76	$177

3 Years	$1, 952	$1, 733	$1,454	$1, 733

Portfolio Turnover-- The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 11.50% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, including common stock and preferred stock. For the purpose of this policy, the Fund considers dividend-paying equity securities to be the common or preferred stock of a company that has paid a dividend in the current or preceding calendar year or for which the company has announced a dividend in the current calendar year. In addition, under normal conditions, the Fund invests at least 65% of its net assets in equity securities that pay current dividends at a rate (yield) at least double that of the current yield of S&P 500.

Although the investment process results in the Fund holding primarily large-cap companies, the Fund may invest in companies of any size. In selecting securities, the Team considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples, valuation, credit rating, balance sheet strength, and volatility. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation. In determining whether to invest in common or preferred stock, the Team will consider a number of factors including its macroeconomic and market outlook.

While the Fund does not concentrate in any one industry, from time to time, it may make significant investments in certain economic sectors as a result of the investment process. The Team's macroeconomic and market outlook will drive sector selection.

The Fund may invest up to 30% of its net assets in foreign securities. The Fund's investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts ("ADRs" ). The Team's macroeconomic and market outlook, along with geographic location and other factors, will drive the Adviser's selection of and allocation among foreign securities.

The Team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

The Fund is non-diversified, meaning that it can concentrate its investments in a more limited number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund's distributions to shareholders could decline when dividend income from stocks in the Fund's portfolio declines. The Fund's emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund's ability to generate income. Key factors that might cause a company to reduce or eliminate its dividend include deteriorating fundamentals or changes in priority of the uses of capital, among other factors.

General Market Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate as a result of market factors such as interest rates, credit spreads, or commodity prices, and the Fund's share price and the value of your investment may change. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Non-Diversified Fund Risk. Because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio may be more susceptible to any single event impacting the market value and returns of any one issuer than a diversified fund.

Preferred Stock Risk: Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

"¢

Deferral and Omission Risk: Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

"¢

Credit and Subordination Risk: Credit risk is the risk that a preferred security will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

"¢

Interest Rate Risk: Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

"¢

Call, Reinvestment and Income Risk: During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. The risk that the Fund may be forced to reinvest in lower yielding securities is known as reinvestment risk. Another risk associated with a declining interest rate environment is that the income from the Fund's portfolio may decline over time when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio's current earnings rate.

"¢

Liquidity Risk: Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

"¢

Limited Voting Rights Risk: Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

"¢

Special Redemption Rights Risk: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Sector Risk: To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Risks of Foreign Securities: Foreign markets can be more volatile than U.S. markets. The Fund's returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In some foreign markets, it may not be possible for the Fund to repatriate capital, dividends, interest and other income from a particular country or governmental entity.

Risks of Depositary Receipts: Depositary receipts are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The Fund's share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Fund Performance

Fund performance is not included in this prospectus because the Fund has not been in operation for a full calendar year. Performance information will be shown after the Fund has been in operation for one calendar year. At that time, annual performance information will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's performance from year to year for Class A Shares and by comparing the Fund's performance to a broad measure of market performance. The Fund's performance will also be available at www.integrityvikingfunds.com or by calling 800-276-1262. The Fund's past performance (before and after taxes) will not necessarily be an indication of how the Fund will perform in the future.

Management

Investment Adviser-- Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers-- Shannon D. Radke, Senior Portfolio Manager and President of Viking Fund Management, LLC, has served as the Fund's portfolio manager since its inception on May 1, 2023. Josh Larson, Portfolio Manager, has served as the Fund's portfolio manager since its inception on May 1, 2023. Michael Morey, Portfolio Manager, has served as the Fund's portfolio manager since its inception on May 1, 2023. Trey Welstad, Portfolio Manager, has served as the Fund's portfolio manager since its inception on May 1, 2023.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. To conduct transactions directly with the Fund, you may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

INTEGRITY GROWTH & INCOME FUND--FUND SUMMARY

Investment Objectives

The Integrity Growth & Income Fund (the "Fund" ) seeks to provide long-term growth of capital with dividend income as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "The Shares Offered; Class A Shares" and "How to Reduce Your Sales Charge" on page 44 and 47, respectively, of the Fund's prospectus, Appendix A of the Fund's prospectus, and "Purchase and Redemption of Shares" on page B-51 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual F und Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses	1.83%	2.58%	1.58%
Fee Waivers and Expense Reimbursements(1)	(0.59%)	(0.59%)	(0.59%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	1.24%	1.99%	0.99%

(1)

The Fund's investment adviser, Viking Fund Management, LLC ("Viking Management," "investment manager," or the "Adviser" ), has contractually agreed to waive fees and reimburse expenses through November 29, 2024 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.24% of average daily net assets for Class A shares, 1.99% of average daily net assets for Class C shares, and 0.99% of Class I shares. This expense limitation agreement may only be terminated or modified prior to November 29, 2024 with the approval of the Fund's Board of Trustees. The terms of the expense limitation agreement provide that Viking Management is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund's current expense limitation.

Example-- This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class C Shares
1 Year	$620	$302	$101	$202
3 Years	$992	$746	$441	$746
5 Years	$1,389	$1,318	$805	$1,318
10 Years	$2,495	$2,871	$1,828	$2,871

Portfolio Turnover-- The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 4.29% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund is managed using a blended growth and income investment strategy. The Fund seeks to invest primarily in domestic common stocks, balancing its investments between growth and dividend-paying stocks, depending on where value is in the stock market. The Fund may also invest in stocks that are currently not paying dividends, but offer prospects for future income or capital appreciation.

The Fund's investment adviser, Viking Fund Management, LLC (the "Investment Adviser" ) makes its investment decisions utilizing a top-down approach which focuses on sector weightings given the Investment Adviser's broader economic and market outlook. Individual companies are then selected by considering a number of factors that may include, but are not limited to, revenue growth, earnings growth rate, dividend yield, price-to-earnings (P/E) multiples, strength of balance sheet, and price momentum. Although the Fund may invest in companies of any size, the investment adviser prefers large cap companies for the Fund. Subject to its attention to responsible investment criteria described below, the Fund is not constrained by investments in any particular segment of the stock market.

The Investment Adviser seeks to emphasize companies that it believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate. Factors considered may include:

*	fairness of employment policies and labor relations;

*	involvement in the community;

*	efforts and strategies to minimize the negative impact of business activities and products on the environment and to embrace alternatives to reduce polluting and unnecessary animal suffering; and

*	management and board governance.

In addition, the Investment Adviser does not intend to invest in companies that it believes derive material revenue from gambling, firearms, pornography, the production of alcohol or tobacco, or non-humanitarian business operations in countries considered State Sponsors of Terrorism by the U.S. Secretary of State.

The Fund's portfolio management team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate as a result of market factors such as interest rates, credit spreads, or commodity prices, and the Fund's share price and the value of your investment may change. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Style Risk: The Fund is managed according to an investment strategy that at times reflects either growth or value style investing, and therefore is subject to the risks associated with these styles. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer's growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund. Additionally, the events that the Investment Adviser believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Responsible Investing Risk: The Fund's responsible investment criteria could cause it to underperform similar funds that do not have such criteria. Among the reasons for this are: ethically aware companies could fall out of favor with investors or fail to perform as well as companies that do not fit the Fund's responsible investment criteria; stocks that do not meet the responsible investment criteria could outperform those that do; and the responsible investment criteria could cause the Fund to sell or avoid stocks that subsequently perform well.

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

Market Valuation Risk: Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund's distributions to shareholders could decline when dividend income from the dividend-paying stocks in the Fund's portfolio declines. Investments in dividend-paying stocks involve the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund's ability to generate income. Key factors that might cause a company to reduce or eliminate its dividend include deteriorating fundamentals or changes in priority of the uses of capital, among other factors.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The Fund's share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Effective as of October 20, 2022, the Fund changed its name from the Integrity ESG Growth & Income Fund to the Integrity Growth & Income Fund.

Since August 1, 2009, the Fund has been managed by Viking Fund Management, LLC. The results from February 1, 2007 to July 31, 2009 were achieved while the Fund was managed by Integrity Money Management, Inc. ("Integrity Money Management" ). The results from April 25, 2005 to January 31, 2007 were achieved while the Fund was managed by Integrity Money Management and IPS Advisory, Inc., the Fund's sub-adviser. The results prior to April 25, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques.

The bar chart below shows the variability of the Fund's performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.39% (quarter ended June 30, 2020) and the lowest return for a quarter was -17.43% (quarter ended March 31, 2020). The Fund's calendar year-to-date total return as of September 30, 2023 was 11.65%.

The table below shows the Fund's average annual total returns for 1, 5, and 10 years for Class A shares, and for 1 year, 5 years, and since inception for Class C and Class I shares, and how they compare with those of a broad measure of market performance. The return information below reflects applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary. Actual after-tax returns depend on an investor's tax situation and may differ from those shown , and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts ("IRAs" ).

Average Annual Total Returns (for the periods ended December 31, 2022)

	1 Year	5 Years	10 Years	Since Inception
Class A
Return Before Taxes	-25.24%	7.85%	9.69%	--
Return After Taxes on Distributions	-25.20%	7.08%	8.41%	--
Return After Taxes on Distributions and Sale of Fund Shares	-18.95%	6.18%	7.60%	--

Class C (inception date: August 3, 2015)
Return Before Taxes	-22.67%	8.38%	--	8.13%

Class I (inception date: August 1, 2016)
Return Before Taxes	-21.11%	9.23%	--	10.58%

S&P 500® TR Index(1) (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%	12.56%	10.56% (Class C) 11.32% (Class I)

(1)	The S&P 500® TR Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies by market value.

Management

Investment Adviser--Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers--Josh Larson, Portfolio Manager, has served as the Fund's portfolio manager since May 2013. Trey Welstad, Portfolio Manager, has served as the Fund's portfolio manager since May 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs, unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

INTEGRITY HIGH INCOME FUND—FUND SUMMARY

Investment Objectives

The Integrity High Income Fund (the “Fund”) seeks to provide a high level of current income with capital appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” and “How to Reduce Your Sales Charge” on page 44 and 47, respectively, of the Fund’s prospectus, Appendix A of the Fund’s prospectus, and “Purchase and Redemption of Shares” on page B- 51 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0. 58%	0. 58%	0. 58%
Total Annual Fund Operating Expenses	1. 68%	2. 43%	1. 43%
Fee Waivers and Expense Reimbursements(1)	(0. 69%)	(0. 69%)	(0. 69%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.99%	1.74%	0.74%

(1)

The Fund’s investment adviser, Viking Fund Management, LLC (“Viking Management,” “investment manager,” or the “Adviser”), has contractually agreed to waive fees and reimburse expenses through November 29, 2024 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99% of average daily net assets for Class A shares, 1.74% of average daily net assets for Class C shares, and 0.74% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to November 29, 2024 with the approval of the Fund’s Board of Trustees. The terms of the expense limitation agreement provide that Viking Management is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.

Example— This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class C Shares
1 Year	$522	$277	$76	$177
3 Years	$868	$692	$384	$692
5 Years	$1,237	$1,233	$716	$1,233
10 Years	$2,272	$2,714	$1,654	$2,714

Portfolio Turnover— The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 15.41% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a group of low-quality, high-risk, high yield corporate debt obligations. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings made for investment purposes) will be invested in corporate bonds rated Baa by Moody's Investors Service ("Moody's" ) or BBB by S&P Global Ratings ("S&P" ) or lower. As a result, this includes high yield/lower-rated debt securities (also known as "junk" bonds) that are rated by an independent rating agency to be non-investment grade (e.g., BB or lower by S&P or Ba or lower by Moody's). Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. The Fund may also invest in corporate issues that have defaulted. In addition, the Fund may invest in Rule 144A securities, which are generally privately placed securities purchased by qualified institutional buyers. While there are no restrictions on maturity, the Fund's portfolio generally has an average maturity of less than ten years. The Fund seeks capital appreciation from selling bonds above the purchase price.

To select the securities in which to invest, the Fund's sub-adviser conducts fundamental credit research on each issuer. The Fund will buy securities that the sub-adviser believes are attractively priced relative to current and expected fundamentals. The Fund may consider selling a security if, among other considerations, the issuer's business fundamentals have deteriorated.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Lower-Quality Debt Risk: Lower-quality debt securities (also known as "junk bonds" ) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Credit Risk: Credit risk is the risk that the credit strength of an issuer will weaken and/or an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Interest Rate Risk: Interest rate risk is the risk that debt securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain debt securities held by the Fund is likely to decrease. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities.

Income Risk: Income risk is the risk that the income from the Fund's portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

General Market Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate as a result of market factors such as interest rates, credit spreads, or commodity prices, and the Fund's share price and the value of your investment may change. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

Management Risk: The Fund's overall success depends on the sub-adviser's ability to choose productive securities for the Fund. If the sub-adviser is unable to successfully choose productive securities, the Fund may underperform other funds with similar investment objectives.

Market Volatility Risk: Market volatility risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Volatile financial markets may expose the Fund to greater market and liquidity risk.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The Fund's share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Prior to August 1, 2009, the Fund was managed by Integrity Money Management, Inc. Since August 1, 2009, the Fund has been managed by Viking Fund Management, LLC. In addition, effective May 5, 2008, the Fund replaced its sub-adviser. Accordingly, the results prior to May 5, 2008 were achieved while the Fund was sub-advised by its previous sub-advisor, and its investment strategies and techniques differed from those of, and may have produced different investment results than those achieved by, J.P. Morgan Investment Management Inc., which became the Fund's sub-adviser effective May 5, 2008.

The bar chart below shows the variability of the Fund's performance for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

During the ten-year period shown in the bar chart, the highest return for a quarter was 8.47% (quarter ended June 30, 2020) and the lowest return for a quarter was -11.48% (quarter ended March 31, 2020). The Fund's calendar year-to-date total return as of September 30, 2023 was 4.19%.

The table below shows the Fund's average annual total returns for 1, 5, and 10 years for Class A and Class C shares, and for 1 year, 5 years, and since inception for Class I shares, and how they compare with those of a broad measure of market performance. The return information below reflects applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts ("IRAs" ).

Average Annual Total Returns (for the periods ended December 31, 2022)

	1 Year	5 Years	10 Years	Since Inception
Class A
Return Before Taxes	-13.16%	1.56%	3.22%	--
Return After Taxes on Distributions	- 14.75%	-0.33%	1.10%	--
Return After Taxes on Distributions and Sale of Fund Shares	- 10.66%	0.40%	1.50%	--

Class C
Return Before Taxes	-10.93%	1.67%	2.88%	--

Class I (inception date: August 1, 2016)
Return Before Taxes	-9.08%	2.69%	--	3.82%

Bloomberg Barclays Capital U.S. Corporate High-Yield Bond Index(1) (reflects no deduction for fees, expenses, or taxes)	-11.19%	2.31%	4.03%	3.67% (Class I)

(1)	The Bloomberg Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index measures the USD-denominated, high yield, fixed-rate corporate bond market.

Management

Investment Adviser--Viking Fund Management, LLC is the Fund's investment adviser.

Sub-Adviser--J.P. Morgan Investment Management Inc. ("JPMIM" ) is the Fund's investment sub-adviser.

Portfolio Managers--Robert L. Cook, a Managing Director of JPMIM, and Thomas Hauser, a Managing Director of JPMIM, have served as the Fund's portfolio managers since May 2008 and are jointly responsible for the day-to-day management of the Fund's portfolio.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs, unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND--FUND SUMMARY

Investment Objective

The Integrity Mid-North American Resources Fund (the "Fund" ) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "The Shares Offered; Class A Shares" and "How to Reduce Your Sales Charge" on page 44 and 47 , respectively, of the Fund's prospectus, Appendix A of the Fund's prospectus, and "Purchase and Redemption of Shares" on page B- 51 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.50%	1.00%	None
Other Expenses	0. 56%	0. 56%	0. 56%
Total Annual Fund Operating Expenses	1.56%	2.06%	1.06%
Fee Waivers and Expense Reimbursements(1)	(0.06%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	1.50%	2.00%	1.00%

(1)

The Fund's investment adviser, Viking Fund Management, LLC ("Viking Management," "investment manager," or the "Adviser" ), has contractually agreed to waive fees and reimburse expenses through November 29, 2024 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50% of average daily net assets for Class A shares, 2.00% of average daily net assets for Class C shares, and 1.00% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to November 29, 2024 with the approval of the Fund's Board of Trustees. The terms of the expense limitation agreement provide that Viking Management is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund's current expense limitation.

Example-- This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	Class A Shares	Class C Shares	Class I Shares	Class C Shares
1 Year	$645	$303	$102	$203
3 Years	$962	$640	$331	$640
5 Years	$1,302	$1,103	$579	$1,103
10 Years	$2,259	$2,385	$1,289	$2,385

Portfolio Turnover-- The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 41.75% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the stock of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Mid-North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan (herein referred to as the "Region" ). To pursue this strategy, the Fund invests primarily in companies that are (i) headquartered or maintain their principal place of business in the Region, or (ii) during the issuer's most recent fiscal year, derived at least 50% of their revenues from goods produced or sold, investments made, or services performed in the Region, or (iii) during the issuer's most recent fiscal year, have at least 50% of their assets in the Region, each as determined at the time of purchase.

The Fund may invest in companies of any size. The companies in which the Fund invests may include smaller companies that have recently commenced operations and do not have significant revenues. The Fund's investment adviser, Viking Fund Management, LLC (the "Investment Adviser" ), will invest a significant amount of the Fund's assets (although not exclusively) in companies it believes to have investment potential in the natural resources area (primarily energy and to a lesser extent, agribusiness, precious metals, and metals and mining), as well as in the companies that serve these sectors and/or service the Region. In connection with investing in companies engaged in the energy sector, the Fund may invest in companies that engage in hydraulic fracturing (which involves the injection of water, sand and chemicals under pressure into rock formations to stimulate oil or natural gas production). The Fund will invest primarily in the securities of U.S. issuers, but it may also invest in the securities of foreign issuers. The Fund's investments in the securities of foreign issuers are typically in the form of depositary receipts, such as American Depositary Receipts ("ADRs" ).

The Fund's portfolio management team considers a variety of factors when choosing investments for the Fund such as: (i) identifying companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market; and/or (ii) identifying companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The Fund's portfolio management team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks of the Energy Sector: The Fund may invest significantly in securities of companies in the energy sector. The energy sector is often cyclical and highly dependent on commodities prices. Securities prices for companies in the energy sector are affected by a variety of factors related to worldwide energy prices, exploration costs, energy conservation efforts and production spending. The performance of these companies and the prices of these securities are subject to changes in currency exchange rates, government regulation, world events and weather, depletion of natural resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. The price of oil, natural gas and other fossil fuels could decline significantly and experience significant volatility, and adversely impact companies operating in the energy sector. Further, companies in the energy sector may be at an increased risk of civil liability and environmental damage claims, and are also subject to the risk of loss from terrorism.

Geographic or Regional Risk: The Fund is managed to take advantage of what the Investment Adviser views as unique opportunities within the Region. The geographic limitations of such an approach pose special risks that should be understood by investors. Geographic limitations prevent the Fund from investing in other places where the opportunities may be greater. The economy of the Region may underperform that of other areas, creating a drag on performance relative to more geographically diverse funds. Moreover, the Fund will be more susceptible to events negatively affecting the Region than more geographically diverse funds. The geographic limitation may limit the degree of business diversification of the Fund, thus making returns more volatile than in more geographically diversified investments.

Regulatory Risk: The Fund may invest in companies that are subject to significant federal, state, and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained, and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions, or both. Stricter laws, regulations, or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of a significant number of the companies in which the Fund invests.

Risks of Legislation and Regulatory Initiatives Relating to Hydraulic Fracturing: The Fund may invest in companies that engage in hydraulic fracturing. Federal, state, and local legislation and regulatory initiatives relating to hydraulic fracturing (also referred to as “fracking”) could result in increased costs and additional operating restrictions or delays affecting a significant portion of the companies in which the Fund invests. Any federal, state or local laws, implementing regulations or other legal requirements imposing disclosure, regulatory or reporting obligations on, or otherwise limiting, the hydraulic fracturing process, may make it more difficult and expensive to perform hydraulic fracturing, which, for affected companies, could result in limitations on the productive capability of certain oil and gas wells, operational delays, and increased costs of compliance and doing business and, in addition, could adversely affect the value of such companies’ securities.

Risks of the Agribusiness Sector: The Fund may invest in companies involved in agribusiness. Companies involved in agribusiness are subject to numerous risks, including cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, weather conditions, quotas, product liability litigation, and governmental policies, regulation and subsidies. Generally, agribusiness is affected by the economic health of consumers. A weak economy and its effect on consumer spending would adversely affect agribusiness companies. Other risks of the agribusiness sector include consolidation, domestic and international politics, and excess capacity. In addition, agribusiness companies may be significantly affected by volatility of commodity prices, import controls, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

General Market Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate as a result of market factors such as interest rates, credit spreads, or commodity prices, and the Fund’s share price and the value of your investment may change.

 Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Style Risk: The Fund is managed according to an investment strategy that at times reflects either growth or value style investing, and therefore is subject to the risks associated with these styles. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer's growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund. Additionally, the events that the Investment Adviser believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Sector and Sector Weightings Risk: Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. Since the Fund invests significantly in relatively few sectors, primarily the energy sector, it has more exposure to the price movements of this sector than funds that diversify their investments among many sectors.

Risks of Foreign Securities (including Depositary Receipts): The Fund may invest in securities of non- U.S. issuers, which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. The Fund's investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as ADRs, which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The Fund's share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Effective as of November 29, 2019, the Fund changed its name from the Williston Basin/Mid-North America Stock Fund to the Integrity Mid-North American Resources Fund. Effective November 10, 2008, the Fund changed its name from the Integrity Small Cap Growth Fund to the Williston Basin/Mid-North America Stock Fund, and the Fund's principal investment strategies were also changed significantly. With respect to periods prior to November 10, 2008, the performance figures included reflect the performance of the Fund prior to these changes.

Since August 1, 2009, the Fund has been managed by Viking Fund Management, LLC. The results from September 19, 2003 until July 31, 2009 were achieved while the Fund was managed by Integrity Money Management, Inc.

The bar chart below shows the variability of the Fund's performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

During the ten-year period shown in the bar chart, the highest return for a quarter was 35.51% (quarter ended December 31, 2020) and the lowest return for a quarter was -50.28% (quarter ended March 31, 2020). The Fund's calendar year-to-date total return as of September 30, 2023 was 1.14%.

The table below shows the Fund's average annual total returns for 1, 5, and 10 years for Class A shares, and for 1 year, 5 years, and since inception for Class C and Class I shares, and how they compare with those of a broad measure of market performance as well as a more specialized index comprised of companies included in the S&P Composite 1500 that are members of the energy sector. The return information below reflects applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C and Class I shares will vary. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts ("IRAs" ).

Average Annual Total Returns (for the periods ended December 31, 2022)

	1 Year	5 Years	10 Years	Since Inception
Class A
Return Before Taxes	22.48%	- 0.56%	0.81%	--
Return After Taxes on Distributions	22.43%	- 0.66%	0.47%	--
Return After Taxes on Distributions and Sale of Fund Shares	17.43%	- 0.29%	0.66%	--

Class C (inception date: May 1, 2014)
Return Before Taxes	27.31%	- 0.07%	--	- 3.10%

Class I (inception date: August 1, 2016)
Return Before Taxes	29.83%	0.94%	--	3.23%

S&P Composite 1500® TR Index(1) (reflects no deduction for fees, expenses, or taxes)	-17.78%	9.15%	12.40%	10.45% (Class C) 11.09% (Class I)

S&P Composite 1500® Energy TR Index(2) (reflects no deduction for fees, expenses, or taxes)	63.77%	8.35%	5.16%	2.59% (Class C) 8.63% (Class I)

(1)

The S&P Composite 1500® TR Index is an index that combines three mutually exclusive leading indices: the S&P 500, the S&P Midcap 400 and the S&P SmallCap 600. This index is a broad measure of the investable U.S. equity market.

(2)	The S&P Composite 1500® Energy TR Index comprises those companies included in in the S&P Composite 1500® TR Index that are classified as members of the GICS® energy sector.

Management

Investment Adviser--Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers--Shannon D. Radke, Senior Portfolio Manager and President of Viking Fund Management, LLC, has served as the Fund's portfolio manager since February 2010. Michael Morey, Portfolio Manager, has served as the Fund's portfolio manager since May 2013.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs, unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

INTEGRITY SHORT TERM GOVERNMENT FUND--FUND SUMMARY

Investment Objective

The Integrity Short Term Government Fund (the "Fund" ) seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "The Shares Offered; Class A Shares" and "How to Reduce Your Sales Charge" on page 44 and 47 , respectively, of the Fund's prospectus, Appendix A of the Fund's prospectus, and "Purchase and Redemption of Shares" on page B- 51 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0. 78%	0. 78%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(1)	1. 34%	1.09%
Fee Waivers and Expense Reimbursements(2)	(0. 53%)	(0. 53%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	0.81%	0.56%

(1)

Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Fund's most recent annual report.

(2)

The Fund's investment adviser, Viking Fund Management, LLC ("Viking Management," "investment manager," or the "Adviser" ), has contractually agreed to waive fees and reimburse expenses through November 29, 2024, so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% of average daily net assets for Class A shares and 0.55% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to November 29, 2024, with the approval of the Fund's Board of Trustees. Viking Management may recoup such amounts waived or reimbursed for a period of up to three years from the date of the reimbursement or waiver. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived or reimbursed and (2) the Fund's current expense limitation. Any similar amounts waived or reimbursed under an agreement for the benefit of the Predecessor Fund prior to the date of the Reorganization are not eligible for repayment.

Example-- This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class I Shares

1 Year	$280	$56
3 Years	$562	$291
5 Years	$864	$544
10 Years	$1,724	$1,269

Portfolio Turnover-- The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 60.63% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage-backed securities ("MBS" ) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac, as defined below), and collateralized mortgage obligations ("CMOs" ), backed by U.S. Government and agency MBS. Some of the Fund's investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.

Under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range between one and three years. Duration is a measure of a fixed income security's price sensitivity to changes in interest rates. Duration takes into account a security's cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The duration of the Fund's portfolio is expressed in years and measures the portfolio's change in value for changes in interest rates. The Fund may also invest in U.S. Treasury bills. The securities held by the Fund may be fixed or variable rate obligations. The Fund may also purchase securities on a when-issued or delayed-delivery basis.

To construct the Fund's investment portfolio, the Fund's investment sub-adviser, M.D. Sass , LLC ("M.D. Sass" or "Sub-Adviser" ), utilizes a process based on rigorous quantitative tests. These tests include projecting underlying mortgage prepayment rates under a variety of interest rate scenarios and demographic trends, with regard to any given security's sensitivity to cash flow risk. The nature of such testing is to measure homeowner refinancing/prepayment behavior, relative to mortgage rate changes, and other factors influencing such behavior. The Sub-Adviser's process is primarily structured to create value through intensive (i.e. bottom-up) security selection, portfolio construction and relative value trading. Top-down macro issues and factors are incorporated into the process when considered by the Sub-Adviser to be appropriate.

The Sub-Adviser may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, or when other investment opportunities exist that may have more attractive yields. The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks of U.S. Government Securities: Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support. Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law. Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates and other market conditions.

Mortgage-Backed Securities Risks:

Prepayment Risk of Mortgage-Backed Securities. In times of declining interest rates, the Fund's higher yielding securities are more likely to be prepaid and the Fund will have to replace them with securities having a lower yield.

Extension Risk of Mortgage-Backed Securities. In times of rising interest rates, mortgage prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

Credit Risk: Credit risk is the risk that the credit strength of an issuer will weaken and/or an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. Changes in an issuer's financial strength or in a security's credit rating may affect its value.

Interest Rate Risk: Interest rate risk is the risk that debt securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain debt securities held by the Fund is likely to decrease. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Income Risk: Income risk is the risk that the income from the Fund's portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Variable Rate Securities Risk: Variable rate securities pay interest at rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Variable rate securities generally are less price sensitive to interest rate changes than fixed rate debt securities. When interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

When-Issued Securities Risk: There is a risk that the price or yield obtained in a when-issued transaction may be less favorable than the price or yield available in the market when the security is delivered, or that failure of a party to a transaction to consummate the trade may result in a loss to the Fund or missed opportunity to obtain a price considered advantageous.

Liquidity Risk: Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time.

General Market Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate and the Fund's share price and the value of your investment may change. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, including factors that affect certain countries, regions, markets, or sectors to which the issuer is not directly exposed. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the effectiveness of the sub-adviser's research, analysis and asset allocation among portfolio securities. If the sub-adviser's investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs to the Fund and realization of substantial capital gains, including short-term capital gains (which are generally taxed as ordinary income for federal income tax purposes). As a result, high portfolio turnover may adversely affect Fund performance.

Valuation Risk : The sales price the Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Cybersecurity Risk : Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The Fund's share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Fund Performance

As a result of the reorganization of the M.D. Sass Short Term U.S. Government Agency Income Fund (the "Predecessor Fund" ) into Class I of the Fund on January 17, 2020 (the "Reorganization" ), the performance and accounting history of the Predecessor Fund was assumed by Class I shares of the Fund. The performance information of Class I shares prior to completion of the Reorganization is that of the Predecessor Fund's Institutional Class shares.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from calendar year to calendar year and by showing how the average annual total returns for 1, 5, and 10 years for Class I shares, and for 1 year and since inception for Class A shares , and how they compare with those of a broad measure of market performance.

During the periods shown in the bar chart, the highest return for a quarter was 3.90% (quarter ended January 31, 2023) and the lowest return for a quarter was - 5.73% (quarter ended October 31, 2022). The year-to-date return of the Fund's Class I shares through September 30, 2023 is 1.12%.

Average Annual Total Returns (for the periods ended December 31, 2022)

	1 Year	5 Years	10 Years	Since Inception
Class I (inception date: June 30, 2011)
Return Before Taxes	-6.92%	0. 06%	0.31%	--
Return After Taxes on Distributions	-7.37%	-1. 14%	-0. 76%	--
Return After Taxes on Distributions and Sale of Fund Shares	- 5.44%	-0. 43%	-0. 21%	--

Class A (inception date: January 17, 2020)
Return Before Taxes	- 8.94%	--	--	-2.76%

Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index(1) (reflects no deduction for fees, expenses, or taxes)	-3.65%	0. 77%	0.67%	-1. 29% (Class A)

(1)		The Bank of America Merrill Lynch 1-3 Year U.S. Treasury Index is composed of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state and local taxes. After-tax returns are shown for Class I shares only; after-tax returns for Class A shares will vary. Actual after-tax returns depend on an investor's tax situation and may differ from those shown here, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts ("IRAs" ).

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

Management

Investment Adviser--Viking Fund Management, LLC is the Fund's investment adviser.

Investment Sub-Adviser-- M.D. Sass , LLC (previously defined as "M.D. Sass" ) is the Fund's investment sub-adviser.

Portfolio Managers-- Mr. Lipkee Lu, CFA, Director of Fixed Income Investments of M.D. Sass, has served as portfolio manager (including the Predecessor Fund) since June 2011. Steve Clancy, CFA, Managing Director, Fixed Income of M.D. Sass, has served as portfolio manager (including the Predecessor Fund) since September 2012. Nancy Persoons, Senior Vice President, Fixed Income of M.D. Sass, has served as portfolio manager (including the Predecessor Fund) since June 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs, unless purchased through a fee-based advisory account with a financial intermediary. You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

ADDITIONAL INFORMATION--INVESTMENT OBJECTIVES,
PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

The Integrity Dividend Harvest Fund ("Dividend Harvest Fund" ), Integrity Dividend Summit Fund ("Dividend Summit Fund" ), Integrity Growth & Income Fund ("Growth & Income Fund" ), Integrity High Income Fund ("High Income Fund" ), Integrity Mid-North American Resources Fund (the "MNA Resources Fund" ), and Integrity Short Term Government Fund ("Short Term Government Fund" ) are each referred to separately as a "Fund" and collectively as the "Funds."

Investment Objectives

Each Fund's investment objective or objectives are non-fundamental, which means the objective or objectives may be changed without shareholder vote. Shareholders would be given at least 60 days' notice prior to any such change.

Additional Information about the Funds' Principal Investment Strategies

Dividend Harvest Fund:

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, including common stock and preferred stock, of companies. In addition, under normal market conditions, the Fund invests at least 65% of its net assets in equity securities that have consistently increased dividends for a period of at least 10 years. In determining whether a company has increased its dividend for a period of at least 10 years, the Fund's Portfolio Management Team ("Team" ) will account for the effect of any stock splits or spin-offs and exclude special dividends.

Although the investment process results in the Fund holding primarily large-cap companies, the Fund may invest in companies of any size. In selecting securities, the Team considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples, valuation, credit rating, balance sheet strength, and volatility. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation.

While the Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.

The Fund may invest up to 30% of its net assets in foreign equity securities, including common stock and preferred stock.

The Team may consider selling a security if, among other considerations, its business fundamentals have deteriorated or if it fails to raise its dividend.

Dividend Summit Fund:

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, including common stock and preferred stock. For the purpose of this policy, the Fund considers dividend-paying equity securities are to be common or preferred stock of a company that has paid a dividend in the current or preceding calendar year or has announced a dividend in the current calendar year. In addition, under normal conditions, the Fund invests at least 65% of its net assets in equity securities that pay current dividends at a rate (yield) at least double that of the current yield S&P 500.

Although the investment process results in the Fund holding primarily large-cap companies, the Fund may invest in companies of any size. In selecting securities, the Fund's portfolio management team ("Team" ) considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples, valuation, credit rating, balance sheet strength, and volatility. The Team emphasizes dividend yield in selecting stocks for the Fund as income is the primary objective of the of the Fund and the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation. The Team will primarily seek companies whose dividends are deemed qualified for federal income tax purposes and meet the criteria to be taxed at capital gains tax rates, which are lower than income tax rates for some taxpayers. In addition to its emphasis on income, the Team seeks companies with strong balance sheets and potential for earnings growth in an effort to achieve long term appreciation as a secondary objective.

In determining whether to invest in common or preferred stock, the Team will consider a number of factors including macroeconomic and market outlook. The Team will generally favor common stock as it may provide greater potential for capital appreciation. Although the Team will invest in both value and growth stocks, it will emphasize value stocks as they generally pay higher dividends than growth stocks.

While the Fund does not concentrate in any one industry, from time to time, it may make significant investments in certain economic sectors as a result of the investment process. The Team's macroeconomic and market outlook will drive sector selection.

The Fund may invest up to 30% of its net assets in foreign equity securities, including common stock and preferred stock. The Team's macroeconomic and market outlook, along with geographic location and other factors, will drive the Adviser's selection of and allocation among foreign securities.

The Team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Growth & Income Fund:

Under normal conditions, the Fund is managed using a blended growth and income investment strategy. The Fund seeks to invest primarily in domestic common stocks, balancing its investments between growth and dividend-paying stocks, depending on where value is in the stock market. The Fund may also invest in stocks that are currently not paying dividends, but offer prospects for future income or capital appreciation.

The Fund may invest in companies of any size. The Investment Adviser makes its investment decisions utilizing a top-down approach which focuses on sector weightings given the Investment Adviser's broader economic and market outlook. Individual companies are then selected by considering a number of factors that may include, but are not limited to, revenue growth, earnings growth rate, dividend yield, cash flow growth rate, price-to-earnings (P/E) multiples and price-to-cash flow (P/CF) multiples, strength of balance sheet, and price momentum. Subject to its attention to responsible investment criteria described below, the Fund is not constrained by investments in any particular segment of the stock market.

As described below, the Investment Adviser seeks to emphasize companies that it believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

Responsible Investment Criteria

Potential investments for the Fund are selected for both financial soundness and according to the Fund's responsible investment criteria. The Investment Adviser seeks to emphasize companies that it believes offer both attractive investment opportunities and exhibit positive awareness of their impact on society. Factors considered may include:

*	fairness of employment policies and labor relations;

*	involvement in the community;

*	efforts and strategies to minimize the negative impact of business activities and products on the environment and to embrace alternatives to reduce polluting and unnecessary animal suffering; and

*	management and board governance.

In addition, the Investment Adviser does not intend to invest in companies that it believes derive material revenue from gambling, firearms, pornography, or from the production of alcohol or tobacco.

As a component of the selection process, the Investment Adviser considers whether a company that meets the Fund's financial investment criteria also demonstrates awareness of the impact of such company's products, services, or methods of doing business.

Although the Investment Adviser seeks to invest the Fund's assets according to the Fund's responsible investment criteria, no assurances can be made that a company in which the Fund invests will meet such criteria. The Fund's portfolio management team will consider selling a security if, among other considerations, its business fundamentals have deteriorated.

High Income Fund:

The Fund invests in a group of low-quality, high-risk, high yield corporate debt obligations. As the name implies, corporate debt obligations (usually called bonds) represent loans by an investor to a corporation. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings made for investment purposes) will be invested in corporate bonds rated Baa by Moody's Investors Service, Inc. ("Moody's" ) or BBB by S&P Global Ratings ("S&P" ) or lower. As a result, this includes high yield/lower-rated debt securities (also known as "junk" bonds) that are rated by an independent rating agency to be non-investment grade (e.g., BB or lower by S&P or Ba or lower by Moody's). Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. The Fund may also invest in corporate issues that have defaulted. In addition, the Fund may invest in Rule 144A securities, which are generally privately placed securities purchased by qualified institutional buyers. While there are no restrictions on maturity, the Fund generally holds an average maturity of less than ten years. Capital appreciation is derived from selling bonds above the purchase price.

To select the securities in which to invest, the Fund's sub-adviser conducts fundamental credit research on each issuer. The Fund will buy securities that are attractively priced relative to current and expected fundamentals. The Fund's portfolio management team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

MNA Resources Fund:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the stock of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Mid-North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan (herein referred to as the "Region" ). To pursue this strategy, the Fund invests primarily in companies that are (i) headquartered or maintain their principal place of business in the Region, or (ii) during the issuer's most recent fiscal year, derived at least 50% of their revenues from goods produced or sold, investments made, or services performed in the Region, or (iii) during the issuer's most recent fiscal year, have at least 50% of their assets in the Region, each as determined at the time of purchase.

The Fund may invest in companies of any size. The companies in which the Fund invests may include smaller companies that have recently commenced operations and do not have significant revenues. Viking Fund Management, LLC ("Viking Management" or the "Investment Adviser" or the "Adviser" ) will invest a significant amount of the Fund's assets (although not exclusively) in companies it believes to have investment potential in the natural resources area (primarily energy and to a lesser extent, agribusiness, precious metals, and metal and mining), as well as in the companies that serve these sectors and/or service the Region. In connection with investing in companies engaged in the energy sector, the Fund may invest in companies that engage in hydraulic fracturing (which involves the injection of water, sand, and chemicals under pressure into rock formations to stimulate oil or natural gas production). Current income will not be a factor in selecting investments for the Fund. The Fund will invest primarily in the securities of U.S. issuers but it may also invest in the securities of foreign issuers. The Fund's investments in the securities of foreign issuers are typically in the form of depositary receipts, such as American Depositary Receipts ("ADRs" ).

The focus of the Fund is based on the Investment Adviser's expectation that increased global development (especially in developing economies such as Brazil, Russia, India, China, southeastern Asia, and eastern Europe) will create long term supply-demand imbalances in globally fungible natural resources such as fossil fuels, metals and non-metals mining, and agricultural products. The Investment Adviser believes that shortages in all these areas may drive up prices, and therefore profits, of the companies involved.

The Fund's portfolio management team considers a variety of factors when choosing investments for the Fund such as: (i) identifying companies and industries that appear to have the potential for above-average long-term performance based on projections of supply and demand of a resource and the state of the market; and/or (ii) identifying companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The Fund's portfolio management team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

Short Term Government Fund:

Investments in U.S. Government and Agency Securities; Mortgage-Backed Securities. To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency MBS and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac). MBS represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and CMOs. Such securities may be backed by the full faith and credit of the U.S. Government, such as the Government National Mortgage Association, commonly known as "Ginnie Mae," while other such securities may be supported only by the discretionary authority of the U.S. Government, such as the Federal National Mortgage Association, commonly known as "Fannie Mae," and the Federal Home Loan Mortgage Corporation, commonly known as "Freddie Mac." Moreover, other such securities may only be supported by the credit of the issuing agency or instrumentality. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.

MBS are subject to variability of cash flows or maturity uncertainty. This derives from homeowners' options in timing the repayment of their mortgage debt. Many MBS differ in their vulnerability to this degree of maturity uncertainty. The Fund will seek to invest in MBS with relatively limited degrees of cash flow volatility and, thereby, typically have a relatively stable value in volatile markets. M.D. Sass believes that a focus on U.S. Government and U.S. Government agency securities will provide the Fund with a high credit quality profile that historically has had benefits in turbulent market dislocations.

To construct the Fund's investment portfolio, M.D. Sass utilizes a process based on rigorous quantitative tests. These tests include projecting underlying mortgage prepayment rates under a variety of interest rate scenarios and demographic trends, with regard to any given security's sensitivity to cash flow risk. The nature of such testing is to measure homeowner refinancing/prepayment behavior, relative to mortgage rate changes, and other factors influencing such behavior. M.D. Sass' process is primarily structured to create value through intensive (i.e. bottom-up) security selection, portfolio construction and relative value trading. Top-down macro issues and factors are incorporated into the process when considered by M.D. Sass to be appropriate. M.D. Sass may sell a security if its value becomes unattractive, such as when its fundamentals deteriorate, or when other investment opportunities exist that may have more attractive yields.

Duration. Duration is a measure of a fixed income security's price sensitivity to changes in interest rates. Duration takes into account a security's cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due, and does not take into account a security's cash flow over time. The duration of the Fund's portfolio is expressed in years and measures the portfolio's change in value for changes in interest rates. Given the Fund's one to three year duration target, it is estimated that a 1% change in the general level of interest rates will generate a 1% to 3% change in the market value of the Fund's holdings. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of two years would rise by approximately 2% and conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 2%. (Note that this does not include the income earned during the period of increasing or decreasing interest rates).

Variable and Floating Rate Obligations. Certain of the obligations in which the Fund may invest may be variable or floating rate obligations in which the interest rate is adjusted either at predesignated periodic intervals (variable rate) or when there is a change in the index rate of interest on which the interest rate payable on the obligation is based (floating rate). The Fund determines the maturity of variable or floating rate instruments in accordance with Securities and Exchange Commission ("SEC" ) rules that allow the Fund to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument.

When-Issued Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund may purchase securities in this manner in order to secure an advantageous price and yield, but the value of the security could change before settlement. Therefore, although the Fund will make such commitments only with the intention of actually acquiring the securities, it may sell the securities before settlement if it is deemed advisable for investment reasons.

Temporary Defensive Positions, Cash Management Investments, and Certain Other Investments

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds, high quality short-term fixed income securities, and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, each Fund may, from time to time, invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Each Fund may invest in other investment companies to the extent permitted by federal law and any exemptions granted by the Securities and Exchange Commission upon which the Fund may rely.

Each Fund other than the Dividend Harvest Fund and Dividend Summit Fund may enter into certain hedging transactions. Hedging is a means of seeking to transfer risk that an investor does not wish to assume during an uncertain market environment. The Funds (other than the Dividend Harvest Fund and Dividend Summit Fund) are permitted to enter into these transactions solely (i) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased; (ii) to close out or offset existing positions; or (iii) for the High Income Fund, to manage the portfolio's duration. The instruments used to implement these strategies may include, among other things, financial futures contracts and options on financial futures. No Fund will invest in financial futures contracts or options on financial futures as part of its principal investment strategies.

Growth & Income Fund:

In addition to its principal investment strategies described above, the Growth & Income Fund may from time to time engage in active and frequent trading of its portfolio securities.

High Income Fund:

In addition to its principal investment strategies described above, the High Income Fund may also invest in various other securities, which may include:

Convertible securities: Bonds or preferred stocks that are convertible into, or exchangeable for, common stocks are known as convertible securities.

Preferred stocks: Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer's income and assets relative to common stock but a lower claim on assets than corporate bondholders.

Asset-backed securities: Asset-backed securities are generally securities issued by trusts and special purpose entities that are backed by pools of assets, which pass through the payments on the underlying securities to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).

Collateralized mortgage obligations: Collateralized mortgage obligations ("CMOs" ) are securities that are collateralized by mortgages or mortgage pass-through securities. When CMOs are created, the rights to receive principal and interest payments on the underlying mortgages are divided up to create short, intermediate and long-term CMO bonds. These rights are delegated and divided among the various maturity structures of the CMOs based on assumptions made by the creators concerning the timing of cash flows on the underlying mortgages, including expected prepayment rates.

MNA Resources Fund:

In addition to its principal investment strategies described above, the Fund may:

*

invest in U.S. and foreign government and corporate debt obligations and money market instruments. Under abnormal market conditions, the Fund may invest without limit in these securities, which may cause the Fund to fail to achieve its investment objective. The Fund has not established minimum quality standards for its investments in debt securities.

*

buy and sell (write) put and call options on stocks and stock indexes; invest in shares of exchange-traded funds ("ETFs" ); invest in futures contracts for the purchase or sale of stock indexes; and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation.

*	enter into repurchase agreements.

*	invest in securities of: companies in the basic materials sector; companies involved in the precious metals business; and companies involved in the metals and mining business.

*	engage in active and frequent trading of its portfolio securities.

Principal Risks

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before you invest in a Fund, you should consider its principal risks. Below is additional information about certain of the principal risks that are described in the Fund Summaries:

All Funds:

Cybersecurity Risk: As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund's net asset value or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund's service providers, financial intermediaries, entities in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address to reduce cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders.

Valuation Risk: The sales price a Fund could receive for any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Dividend Harvest Fund:

Market and Economic Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Preferred Stock Risk: The Fund may invest in preferred stocks. Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

Dividend-Paying Stock Risk: Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividend-paying companies. The Fund's focus on dividend-paying investments may cause the Fund's share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend-paying securities.

Sector Risk: To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.

Risks of Foreign Securities (Including Depositary Receipts): The Fund may invest in securities of non-U.S. issuers, which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility. Investments in foreign securities also entail higher costs. The Fund's investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as ADRs, Global Depositary Receipts and European Depositary Receipts, which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Dividend Summit Fund:

Dividend-Paying Stock Risk: Income provided by the Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing the Fund during such periods to underperform funds that do not focus on dividend-paying companies. The Fund's focus on dividend-paying investments may cause the Fund's share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend-paying securities. Key factors that might cause a company to reduce or eliminate its dividend include deteriorating fundamentals or changes in priority of the uses of capital, among other factors.

Market and Economic Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Sector Risk: To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Non-Diversified Fund Risk: The Fund is non-diversified and as such, may invest a relatively high percentage of its assets in the securities of a single issuer. As a result, the Fund is exposed to greater market risk, as its portfolio securities may be more susceptible to any single economic, business, political, or regulatory occurrence than the portfolio securities of a diversified fund.

Preferred Stock Risk: The Fund may invest in preferred stocks. Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

Risks of Foreign Securities: Foreign markets can be more volatile than U.S. markets. The Fund's returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In some foreign markets, it may not be possible for the Fund to repatriate capital, dividends, interest and other income from a particular country or governmental entity.

Risks of Depositary Receipts: The Fund's investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts ("ADRs" ), which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.

Growth & Income Fund:

Market and Economic Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Style Risk: The Fund is managed according to an investment strategy that at times reflects either growth or value style investing, and therefore is subject to the risks associated with these styles. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer's growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund. Additionally, the events that the Investment Adviser believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund's distributions to shareholders could decline when dividend income from the dividend-paying stocks in the Fund's portfolio declines. Investments in dividend-paying stocks involve the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund's ability to generate income. Key factors that might cause a company to reduce or eliminate its dividend include deteriorating fundamentals or changes in priority of the uses of capital, among other factors.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.

Market Valuation Risk: Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

Responsible Investing Risk: The Fund's responsible investment criteria could cause it to underperform similar funds that do not have such criteria. Among the reasons for this are: ethically aware companies could fall out of favor with investors or fail to perform as well as companies that do not fit the Fund's responsible investment criteria; stocks that do not meet the responsible investment criteria could outperform those that do; and the responsible investment criteria could cause the Fund to sell or avoid stocks that subsequently perform well.

Liquidity Risk: Liquidity risk is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position could adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund's ability to pay redemption proceeds may be adversely affected by unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions.

High Income Fund:

Credit Risk: If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating or the market's perception of an issuer's credit risk can adversely affect the prices of the securities the Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer's securities or credit quality of its debt obligations due to factors including an unfavorable market response or a resulting increase in the company's debt. Added debt may reduce significantly the credit quality and market value of a company's debt obligations. High yield bonds, which are rated below investment grade, generally are more exposed to credit risk than investment grade securities.

Interest Rate Risk: Interest rate risk is the risk that debt securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain debt securities held by the Fund is likely to decrease. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Income Risk: Income risk is the risk that the income from the Fund's portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Lower-Quality Debt Risk: Investments in high yield bonds (also known as "junk" bonds) and other lower-rated securities involve substantial risk of loss. These securities are considered to be speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are typically less liquid than investment-grade debt securities. Therefore, investments in lower-quality debt securities are subject to the following risks:

*	increased price sensitivity to changing interest rates and to adverse economic and business developments;

*	greater risk of loss due to default or declining credit quality;

*	greater likelihood that adverse economic or company-specific events will make the issuer unable to make interest and/or principal payments when due; and

*	negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may be difficult to price or dispose of a particular security.

Management Risk: The Fund's overall success depends on the sub-adviser's ability to choose productive securities for the Fund. If the sub-adviser is unable to successfully choose productive securities, the Fund may underperform other funds with similar investment objectives.

Market Volatility Risk: It is possible that one or more markets in which the Fund invests may go down in value, potentially sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Liquidity Risk: Liquidity risk is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position could adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund's ability to pay redemption proceeds may be adversely affected by unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions.

MNA Resources Fund:

Market and Economic Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to factors affecting the securities markets generally or individual issuers. The value of a security may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downtown in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events or natural/environmental disasters, could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Style Risk: The Fund is managed according to an investment strategy that at times reflects either growth or value style investing, and therefore is subject to the risks associated with these styles. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer's growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by the Fund. Additionally, the events that the Investment Adviser believed would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock judged to be undervalued actually may be appropriately priced at a low level.

Geographic or Regional Risk: The Fund is managed to take advantage of what the Investment Adviser views as unique opportunities within the Region. The geographic limitations of such an approach pose special risks that should be understood by investors. Geographic limitations prevent the Fund from investing in other places where the opportunities may be greater. The economy of the Region may underperform that of other areas, creating a drag on performance relative to more geographically diverse funds. Moreover, the Fund will be more susceptible to events negatively affecting the Region than more geographically diverse funds. The geographic limitation may limit the degree of business diversification of the Fund, thus making returns more volatile than in more geographically diversified investments.

Sector and Sector Weightings Risk: Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. Since the Fund invests significantly in relatively few sectors, primarily the energy sector, it has more exposure to the price movements of this sector than funds that diversify their investments among many sectors.

Regulatory Risk: The Fund may invest in companies that are subject to significant federal, state, and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained, and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions, or both. Stricter laws, regulations, or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of a significant number of the companies in which the Fund invests.

Risks of the Energy Sector: The Fund may invest significantly in securities of companies in the energy sector, and will therefore be susceptible to adverse economic, business, political, environmental, regulatory, or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies. The price of oil, natural gas and other fossil fuels could decline significantly and experience significant volatility, and adversely impact companies operating in the energy sector. There can be no assurance that the price of oil, natural gas and other fossil fuels will not decline further and have a further adverse effect.

Risks of Legislation and Regulatory Initiatives Relating to Hydraulic Fracturing: The Fund may invest in companies that engage in hydraulic fracturing. Federal and state, and local legislation and regulatory initiatives relating to hydraulic fracturing (also referred to as "fracking" ) could result in increased costs and additional operating restrictions or delays affecting a significant portion of the companies in which the Fund invests. Hydraulic fracturing involves the injection of water, sand, and chemicals under pressure into rock formations to stimulate oil or natural gas production. Due to concerns raised relating to potential impacts of hydraulic fracturing on groundwater quality, regulations have been enacted at the federal level and legislative and regulatory efforts in some states have been initiated or implemented to render permitting, disclosure and compliance requirements more stringent for hydraulic fracturing or prohibit the activity altogether. Additionally, the Environmental Protection Agency has been, and continues to be involved in studies relating to hydraulic fracturing. Further, Congress has, from time to time, considered adoption of legislation to provide for federal regulation of hydraulic fracturing and to require the disclosure of chemicals used in the hydraulic fracturing process. Any federal, state or local laws, implementing regulations or other legal requirements imposing disclosure, regulatory or reporting obligations on, or otherwise limiting, the hydraulic fracturing process, may make it more difficult and expensive to perform hydraulic fracturing, which, for affected companies, could result in limitations on the productive capability of certain oil and gas wells, operational delays, and increased costs of compliance and doing business and, in addition, could adversely affect the value of such companies' securities.

Risks of the Agribusiness Sector: The Fund may invest in companies involved in agribusiness. Companies involved in agribusiness are subject to numerous risks, including cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, weather conditions, quotas, product liability litigation, and governmental policies, regulation and subsidies. Generally, agribusiness is affected by the economic health of consumers. A weak economy and its effect on consumer spending would adversely affect agribusiness companies. Other risks of the agribusiness sector include consolidation, domestic and international politics, and excess capacity. In addition, agribusiness companies may be significantly affected by volatility of commodity prices, import controls, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Risks of the Basic Materials Sector: The Fund may invest in securities of companies in the basic materials sector. General risks of the basic materials sector include the general state of the economy, domestic and international politics, price and supply fluctuations, labor relations, government regulations, volatile interest rates, consumer spending trends, overall capital spending levels, and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, currency exchange rates, import controls, worldwide competition, depletion of resources, and mandated expenditures for safety and pollution control devices. These companies are also at risk for environmental damage and product liability claims.

Risks of Precious Metals: The Fund may invest in securities of companies involved in the precious metals business. Precious metals companies are subject to risks associated with the exploration, development, and production of precious metals including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs, and political unrest in nations where sources of precious metals are located. In addition, the price of gold and other precious metals is subject to wide fluctuation, can swing sharply in response to cyclical economic conditions, political events and the monetary policies of various countries, and may be influenced by limited markets, fabricator demand, expected inflation, return on assets, central bank demand, and availability of substitutes.

Risks of Metals and Mining: The Fund may invest in securities of companies involved in the metals and mining business. Risks of investing in metals and mining company stocks include inaccurate estimates of mineral reserves and future production levels, varying expectations of mine production costs, unexpected changes in mineral prices, technological and operational hazards in mining and mine development activities, increased regulatory and environmental costs, uncertainties inherent in the calculation of mineral reserves, mineral resources and metal recoveries, the timing and availability of financing, governmental, and other approvals, domestic and international politics, and mandated expenditures for safety and pollution control.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks become.

Risks of Foreign Securities (including Depositary Receipts): The Fund may invest in securities of non-U.S. issuers (including Canadian issuers), which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility. Investments in foreign securities also entail higher costs. The Fund's investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as ADRs, which are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Liquidity Risk: Liquidity risk is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position could adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund's ability to pay redemption proceeds may be adversely affected by unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions.

Short Term Government Fund:

General Market Risk: The Fund's net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities, and it is possible to lose money by investing in the Fund. The market value of securities in which the Fund invests is based upon the market's perception of the underlying value and is not necessarily an objective measure of the securities' values. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, including factors that affect certain countries, regions, markets, or sectors to which the issuer is not directly exposed. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the portfolio and its investments. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the effectiveness of the sub-adviser's research, analysis and asset allocation among portfolio securities. If the sub-adviser's investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Interest Rate Risk: Interest rate risk is the risk that debt securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain debt securities held by the Fund is likely to decrease. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Income Risk: Income risk is the risk that the income from the Fund's portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Risks of U.S. Government Securities: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. U.S. government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed Securities Risk: Mortgage-backed securities (previously defined as "MBS" ) are subject to the risks generally associated with fixed income securities listed above. The risk of prepayment is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on MBS are also affected by other factors, such as the volume of home sales. The Fund's yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment may also decrease the value of MBS. The value of these securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Prepayment and Extension Risk: Many types of fixed income securities, including MBS, are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security's maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund's sensitivity to rising rates and its potential for price declines.

Credit Risk: If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer's credit rating or the market's perception of an issuer's credit risk can adversely affect the prices of the securities the Fund owns.

Variable Rate Securities Risk: Variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. There may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation's interest rate payment not being immediately impacted by a decline in interest rates. Certain variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the "reference rate" ), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.

Liquidity Risk: Liquidity risk is the risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. It is also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position could adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that the Fund's ability to pay redemption proceeds may be adversely affected by unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell liquid securities at unfavorable times and conditions.

When-Issued Securities Risk: The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. When-issued securities involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the security is delivered. In addition, when the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

High Portfolio Turnover Risk: The Fund may engage in frequent and active trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization of greater amounts of capital gains or losses, and may result in larger capital gain distributions to shareholders, as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

Additional Risks

In addition to the principal risks discussed in the Fund Summary sections and above, you should also consider carefully the following risks that you assume when you invest in the Funds:

Dividend Summit Fund:

Risks of U.S. Government Securities: The Fund may invest in U.S. government securities. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. U.S. government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks of Repurchase Agreements: The Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Risks Related to Investments in Other Investment Companies: The Fund may invest in other investment companies (including exchange-traded funds ("ETFs" )). The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and therefore will be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund's direct fees and expenses. Shareholders would, therefore, be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Growth & Income Fund:

High Portfolio Turnover Risk: The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

High Income Fund:

Asset-Backed Securities Risk: The Fund may invest in asset-backed securities. Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. With asset-backed securities, payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Convertible Securities Risk: The Fund may invest in convertible securities. Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Preferred Stock Risk: The Fund may invest in preferred stocks. Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

Risks of CMOs: The Fund may invest in CMOs. There are risks associated with CMOs that relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life, and price of CMOs). In addition, CMOs are more volatile and may be subject to a higher risk of non-payment than other mortgage-related securities. They may also be subject to greater interest rate, prepayment and liquidity risks than other mortgage-related securities.

MNA Resources Fund:

Risks of Debt Obligations: To the extent that the Fund invests in debt obligations, it will be subject to related risks, including:

*	credit risk: generally, the risk that an issuer of a security will fail to pay principal and interest in a timely manner (and lower-rated bonds have greater credit risk);

*	income risk: generally, the risk that falling interest rates will cause the Fund's income to decline; and

*	interest rate risk: generally the risk that bond prices overall will decline over short or even long periods of time due to rising interest rates.

Risks of the Basic Materials Sector: The Fund may invest in securities of companies in the basic materials sector. General risks of the basic materials sector include the general state of the economy, domestic and international politics, price and supply fluctuations, labor relations, government regulations, volatile interest rates, consumer spending trends, overall capital spending levels, and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, currency exchange rates, import controls, worldwide competition, depletion of resources, and mandated expenditures for safety and pollution control devices. These companies are also at risk for environmental damage and product liability claims.

Risks of Precious Metals Companies: The Fund may invest in securities of companies involved in the precious metals business. Precious metals companies are subject to risks associated with the exploration, development, and production of precious metals including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs, and political unrest in nations where sources of precious metals are located. In addition, the price of gold and other precious metals is subject to wide fluctuations, can swing sharply in response to cyclical economic conditions, political events and the monetary policies of various countries, and may be influenced by limited markets, fabricator demand, expected inflation, return on assets, central bank demand, and availability of substitutes.

Risks of Metals and Mining Companies: The Fund may invest in securities of companies involved in the metals and mining business. Risks of investing in metals and mining company stocks include inaccurate estimates of mineral reserves and future production levels, varying expectations of mine production costs, unexpected changes in mineral prices, technological and operational hazards in mining and mine development activities, increased regulatory and environmental costs, uncertainties inherent in the calculation of mineral reserves, mineral resources and metal recoveries, the timing and availability of financing, governmental, and other approvals, domestic and international politics, and mandated expenditures for safety and pollution control.

High Portfolio Turnover Risk: The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. The effects of higher than normal portfolio turnover may adversely affect Fund performance.

All Funds Other than the Dividend Harvest Fund , Dividend Summit and the Short Term Government Fund:

Hedging Risk: The ability of a Fund to benefit from options and futures is largely dependent on the Investment Adviser's (or sub-adviser's, as applicable) ability to use these strategies successfully. If the Investment Adviser's (or sub-adviser's, as applicable) judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund's ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions and will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. In addition, it is possible that rules and regulations adopted as the result of a new regulatory framework for the derivatives market may impact the Funds' hedging strategies. The Funds (including the Dividend Harvest Fund and Dividend Summit Fund) are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (the "CEA" ), and, therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

All Funds:

The Funds currently do not intend to invest in futures, forwards, swaps, or other derivatives transactions.

Risks of U.S. Government Securities: The Funds may invest in U.S. government securities. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government. U.S. government securities are also subject to default risk, that is the risk that the U.S. Treasury will be unable to meet its payment obligations. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks of Repurchase Agreements: The Funds may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Risks Related to Investments in Other Investment Companies: The Funds may invest in other investment companies (including exchange-traded funds ("ETFs" )). The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and therefore will be subject to leverage risk. If a Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. By investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund's direct fees and expenses. Shareholders would, therefore, be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Portfolio Holdings

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Funds. A description of these policies and procedures is provided in the SAI.

FUND MANAGEMENT

Investment Adviser

The overall management of the business and affairs of the Funds is the responsibility of the Funds' Board of Trustees. Viking Fund Management, LLC, PO Box 500, Minot, ND 58702, a registered investment adviser under the Investment Advisers Act of 1940, has served as the investment adviser to the MNA Resources Fund, the High Income Fund, and the Growth & Income Fund since August 1, 2009, and as the investment adviser to the Dividend Harvest Fund since its inception. As discussed below, since May 5, 2008, J.P. Morgan Investment Management Inc. ("JPMIM" ), 383 Madison Avenue, New York, New York 10179, has served as the investment sub-adviser to the High Income Fund and since January 17, 2020, M.D. Sass , LLC, 55 West 46th Street, 28th Floor, New York, New York 10036, has served as the investment sub-adviser to the Short Term Government Fund.

Since July 31, 2009, Viking Management has been a wholly-owned subsidiary of Corridor Investors, LLC ("Corridor" ). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Trustees of the Fund, and Shannon D. Radke, the president of Viking Management. Mr. Walstad and Mr. Radke are governors of Corridor and Mr. Radke is the president and chief executive officer of Corridor. Viking Management has served as investment adviser to The Integrity Funds and Viking Mutual Funds since 1999. The Integrity Funds consist of the Fund and six other series known as Integrity Dividend Harvest Fund, Dividend Summit Fund, Integrity Growth & Income Fund, Integrity High Income Fund, Integrity Mid-North American Resources Fund, and Integrity Short Term Government Fund. Viking Mutual Funds consist of six series known as Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund. Viking Management serves as investment adviser to The Integrity Funds and Viking Mutual Funds (collectively, the "Integrity/Viking Funds" or "Fund Complex" ). As of November 7, 2023, Viking Management had net assets under management of approximately $ 800 million.

Viking Management is responsible for (a) providing a program of continuous investment management for each Fund in accordance with the Fund's investment objectives, policies and limitations; (b) making investment decisions for each Fund; and (c) placing orders to purchase and sell securities for each Fund. Each Fund's investment advisory agreement with the Investment Adviser (each, an "Investment Advisory Agreement" ) provides for an annual fund management fee computed daily and paid monthly at the following annual rates as a percentage of each Fund's average daily net assets:

Fund	Annual Rate (as a percentage of average daily net assets)
Dividend Harvest Fund	0.75%
Dividend Summit Fund	0.75%
Growth & Income Fund	1.00%
High Income Fund	0.85%
MNA Resources Fund	0.50%
Short Term Government Fund	0.30%

For the fiscal year ended July 31, 2023, the Funds paid, after contractual fee waivers and expense reimbursements, if any, the following management fees to Viking Management, as a percentage of average net assets:

Fund	Fee Paid to Viking Management (as a percentage of average daily net assets)
Dividend Harvest Fund	0. 27%
Dividend Summit Fund	0.00%
Growth & Income Fund	0. 41%
High Income Fund	0. 16%
MNA Resources Fund	0. 44%
Short Term Government Fund	0.00%

Each Fund generally pays its own operating expenses, including but not limited to the costs associated with custodian, administrative, transfer agent, accounting, legal and audit services. (Please refer to the SAI for an additional discussion of Fund expenses.) A portion of these costs may be reimbursed by the Investment Adviser, either at its discretion or pursuant to a contractual fee waiver and expense reimbursement agreement. Viking Management has contractually agreed to waive fees and reimburse expenses through November 29, 2024 so that each Fund's total annual operating expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed the percentage of average daily net assets set forth below. The terms of the expense limitation agreement provide that Viking Management is entitled to recoup from a Fund such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. Viking Management may recoup such amounts waived or reimbursed for a period of up to three years from the date of the reimbursement or waiver. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived or reimbursed and (2) the Fund's current expense limitation.

In addition, certain affiliated service providers, including Integrity Fund Services, LLC and Integrity Funds Distributor, LLC, may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement. Amounts voluntarily waived are not eligible for repayment. The contractual fee waivers currently in effect are as follows:

Fund	Class A	Class C	Class I
Dividend Harvest Fund	0.95%	1.70%	0.70%
Dividend Summit Fund	0.99%	1.74%	0.74%
Growth & Income Fund	1.24%	1.99%	0.99%
High Income Fund	0.99%	1.74%	0.74%
MNA Resources Fund	1.50%	2.00%	1.00%
Short Term Government Fund	0.80%	n/a	0.55%

With respect to the High Income Fund and Short Term Government Fund, the Investment Adviser pays any sub-advisory fees from its management fee, and not from the assets of such Fund.

Board Approval of Investment Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements and, with respect to the High Income Fund and the Short Term Government Fund, such Fund's sub-advisory agreement, is available in the Funds' semi-annual report to shareholders for the period ended January 31, 2023.

Portfolio Managers--Dividend Harvest Fund, Growth & Income Fund, and MNA Resources Fund

Viking Management provides advisory services to the Dividend Harvest Fund, Dividend Summit Fund, Growth & Income Fund, and MNA Resources Fund under a portfolio management team ("Team" ) that is jointly and primarily responsible for the day-to-day management of these Funds' portfolios. For the Dividend Harvest Fund, the Team currently consists of Shannon Radke, Josh Larson, Michael Morey, and Trey Welstad. For the Growth & Income Fund, the Team currently consists of Josh Larson and Trey Welstad. For the MNA Resources Fund, the Team currently consists of Shannon Radke, and Michael Morey .

Mr. Radke (Senior Portfolio Manager) is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a securities representative and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for over 20 years. In addition to the Funds, Mr. Radke serves as a co-portfolio manager to various other funds currently advised by Viking Management.

Mr. Larson (Portfolio Manager) holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. Since May 2012, Mr. Larson has served as a co-portfolio manager of the Dividend Harvest Fund, since May 2013, he has served as a co-portfolio manager of the Growth & Income Fund, and since November 2014, he has served as a co-portfolio manager of funds under Viking Mutual Funds.

Mr. Morey (Portfolio Manager) holds a Bachelor of Science degree in Finance from Minot State University. He joined the fund accounting division of Integrity Viking Funds in 2009 and has been a research analyst for certain funds advised by Viking Management since February 2010. Since May 2012, Mr. Morey has served as a co-portfolio manager of the Dividend Harvest Fund, since May 2013, and he has served as a co-portfolio manager of the MNA Resources Fund.

Mr. Welstad (Portfolio Manager) holds Bachelor of Science degrees in Finance, Management, and Marketing from Minot State University. In May 2012, he graduated from Minot State University and, in June 2012, he began his work at Integrity Viking Funds as a research analyst for certain funds advised by Viking Management. Mr. Welstad is a CFA charterholder. He has served as a co-portfolio manager of the Growth & Income Fund and the Dividend Harvest Fund since May 2015 .

Sub-Adviser and Portfolio Managers--High Income Fund

J.P. Morgan Investment Management Inc.

Since May 5, 2008, JPMIM has served as sub-adviser to the High Income Fund. JPMIM, located at 383 Madison Avenue, New York, New York 10179, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to a substantial number of institutional and other investors. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMC" ), a bank holding company.

As compensation for sub-advisory services provided to the High Income Fund, the Investment Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets (allocated proportionally between Class A, Class C, and Class I shares of the High Income Fund).

Portfolio Manager Information

The portfolio managers identified below are jointly responsible for the day-to-day management of the Fund's portfolio.

Robert L. Cook, managing director, is the global head of the Global High Yield team in the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Indianapolis, he is the lead portfolio manager and is responsible for overseeing all high yield total return strategies, sub-advised mutual fund assets and absolute return credit products. Mr. Cook is also a member of the Global Fixed Income Macro Strategy Team. Prior to joining JPMIM in 2004, Mr. Cook was co-head of the fixed income investment process at 40|86 Advisors, where he was responsible for managing high yield total return assets and was the director of credit research. Prior to joining 40|86 Advisors in 1994, he worked at PNC Bank's investment banking division in Pittsburgh, Pennsylvania, where he was involved with syndicated loans, mergers and acquisitions, private placements and structured products. Mr. Cook holds a B.S. in finance from Indiana University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Thomas Hauser, managing director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Indianapolis, he is the co-lead portfolio manager within the High Yield Fixed Income Team and is responsible for overseeing high yield total return strategies, sub-advised mutual fund assets and absolute return credit products. Prior to joining JPMIM in 2004, Mr. Hauser was a co-portfolio manager on three mutual funds and co-head of the Collateralized Bond Obligation (CBO) Group at 40|86 Advisors. Prior to joining 40|86 Advisors in 2001, he had been with Van Kampen Investments since 1993, where he was a vice president responsible for co-managing several high yield mutual funds and was head of the high yield trading desk. Mr. Hauser holds a B.S. in finance from Miami (Ohio) University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Sub-Adviser and Portfolio Managers--Short Term Government Fund

M.D. Sass , LLC

M.D. Sass serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between Viking Management and M.D. Sass (the "Sub-Advisory Agreement" ). M.D. Sass, located at 55 W. 46th Street, 28th Floor, New York, New York 10036, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and together with its affiliates manage over$5 billion in separate account, hedge fund and private equity fund assets as of October 31, 2023.

As compensation for sub-advisory services provided to the Fund, Viking Management is required to pay M.D. Sass a fee computed at an annual rate of 0.15% of the Fund's average daily net assets allocated to M.D. Sass.

Portfolio Manager Information

The portfolio managers identified below are jointly responsible for the day-to-day management of the Fund's portfolio.

M.D. Sass uses a team approach for portfolio security selection and decision-making. Mr. Lipkee Lu, Mr. Steve Clancy, and Ms. Nancy Persoons are the Portfolio Managers for the Fund. The portfolio managers manage all accounts and investment vehicles on a team basis. Specifically, all portfolio managers are involved equally in all functional roles in the process of portfolio management, including strategy, trading, research, portfolio rebalancing, compliance and other portfolio-related functions. The collective decision making and implementation process is made effective due to the government/agency nature of the underlying investment securities.

Lipkee Lu, CFA®

Mr. Lu serves as the Director of Fixed Income Investments of M.D. Sass. Prior to joining M.D. Sass in 2009, Mr. Lu was Vice President/Senior Portfolio Manager at Alliance Bernstein Investments, Inc. from 2005 to 2008. Previously, he was a Senior Vice President and Structured Product Portfolio Manager at Deerfield Capital Management LLC from March 2001 to 2005 and a Portfolio Manager and Quantitative Analyst at Zurich Scudder Investments, Inc. from 1997 to 2001. Mr. Lu has 23 years of investment experience. He received a B.A. degree in Economics and a M.S. degree in Finance from the University of Wisconsin--Madison, and a M.B.A. in Quantitative Finance from the University of Chicago.

Steve Clancy, CFA(R)

Mr. Clancy serves as a Managing Director, Fixed Income of M.D. Sass. Prior to joining M.D. Sass in 2012, Mr. Clancy served as Vice President/Portfolio Manager at Dwight Asset Management where he helped to manage and trade a $9 billion portfolio of Agency and non-Agency MBS. Mr. Clancy has 17 years of investment experience. Mr. Clancy holds a B.A. in Mathematics and Economics from Cornell University and also holds the CFA(R) designation.

Nancy Persoons

Ms. Persoons serves as the Senior Vice President, Fixed Income of M.D. Sass. Prior to joining M.D. Sass in 1989, Ms. Persoons was on the Fixed Income trading desk at Prudential-Bache Securities. Ms. Persoons has 37 years of investment experience. She holds a B.A., Economics and Business from State University of New York, Plattsburgh.

CFA(R) is a registered trademark owned by the CFA Institute.

Additional Information about Portfolio Managers

The SAI contains additional information about the compensation of the portfolio managers, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities of the Funds with respect to which such person has or shares management responsibility.

Manager-of-Managers

Under the Investment Advisory Agreement between Viking Management and the Funds, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act of 1940 (the "1940 Act" ) generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of the then-existing funds of The Integrity Funds approved a "manager-of-managers" structure for their fund. The initial shareholder of the Fund approved the structure for the Fund. Under the terms of an order from the Securities and Exchange Commission ("SEC " ), the Fund may be managed under a "manager-of-managers" structure (the "SEC Order" ). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to the Fund, the Fund will provide information concerning the sub-adviser to shareholders .

Under the "manager-of-managers" structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Funds' Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination, and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies, and restrictions.

THE SHARES OFFERED

Each Fund (except for the Short Term Government Fund) offers Class A shares, Class C shares, and Class I shares. The Short Term Government Fund offers Class A shares and Class I shares. As described below, Class A shares, Class C shares, and Class I shares differ in certain ways, including with respect to sales charges and fees. Information about the manner in which the Funds offer shares is set forth below in this section and subsequent sections of the prospectus. Information relating to eligibility to invest in a particular share class, minimum investment amounts, special services, and sales charge reductions and waivers applies if you are transacting directly with the Funds. Shares of the Funds are also available through certain financial intermediaries, such as a bank or broker-dealer. If you invest through an intermediary, you are not transacting directly with a Fund and you must follow that intermediary's transaction procedures which may include different requirements to invest in a particular share class, minimum investment amounts, special services, and sales charge reductions and waivers. Appendix A to the prospectus sets forth a description of the sales charge reductions and waivers applicable to Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management, as such information was provided to the Funds by the intermediary.

Your intermediary may impose charges for its services in addition to the fees charged by the Funds. You should consult with your intermediary for information regarding its conditions, procedures, and fees for transacting in Fund shares. The Funds are not responsible for the implementation of any intermediary's transaction procedures or sales charge reductions and waivers.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value ("NAV" ) per share plus an up-front sales charge; however, if you are a shareholder of the Growth & Income Fund and you were also a shareholder of that Fund on April 30, 2011 (a "Pre-May 2011 Existing Shareholder" ), you will not be subject to an up-front sales charge on purchases of additional Class A shares of the Growth & Income Fund. Each Fund has adopted a plan under Rule 12b-1 under the 1940 Act with respect to its Class A shares that authorizes each Fund to compensate its distributor, Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or the "Distributor" ) for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Under its respective plan, with respect to its Class A shares, the Dividend Harvest Fund, Dividend Summit Fund, Growth & Income Fund, High Income Fund, and Short Term Government Fund each may pay an annual Rule 12b-1 fee of up to 0.25%, of its average daily net assets for distribution and shareholder services, and the MNA Resources Fund may pay an annual Rule 12b-1 fee of up to 0.50% (up to 0.25% for distribution and up to 0.25% for shareholder services). The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you, respectively. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Please see Appendix A--Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

The up-front sales charge and the commissions paid to dealers for the Dividend Harvest Fund, Dividend Summit, Growth & Income Fund, and MNA Resources Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	1.75%
$500,000 but less than $1,000,000	1.75%	1.78%	1.25%
$1,000,000 and above(1)	0.00%	0.00%	1.00%

(1)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1% Contingent Deferred Sales Charge ("CDSC" ), based on the cumulative cost of the Class A shares being sold or the current account market value, whichever is less, may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions); however, a CDSC will not be assessed on redemptions of Class A shares of the Growth & Income Fund that were purchased by Pre-May 2011 Existing Shareholders.

The up-front sales charge and the commissions paid to dealers for the High Income Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.50%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.50%
$250,000 but less than $500,000	2.75%	2.83%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.50%
$750,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above(1)	0.00%	0.00%	1.00%

(1)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1% CDSC, based on the cumulative cost of the Class A shares being sold or the current account market value, whichever is less, may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

For each Fund shown above, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. The Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $1 million or more.

The up-front sales charge and the commissions paid to dealers for Class A shares of the Short Term Government Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.50%
$50,000 but less than $100,000	1.75%	1.78%	1.50%
$100,000 but less than $200,000	1.50%	1.52%	1.25%
$200,000 and above(1)	0.00%	0.00%	0.40%

(1)

In the case of investments at or above the $200,000 breakpoint (where you do not pay an initial sales charge), a 0.40% CDSC, based on the cumulative cost of the Class A shares being sold or the current account market value, whichever is less, may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

If you invest $200,000 or more in Class A shares of the Short Term Government Fund, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. The Distributor may pay a commission of 0.40%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans of $200,000 or more.

Class C Shares

You can buy Class C shares of each Fund (except the Short Term Government Fund) at the offering price, which is the NAV per share. Each of the Funds (except the Short Term Government Fund) has adopted a plan under Rule 12b-1 with respect to its Class C shares that authorizes it to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of its Class C shares, for providing personal services, and for the maintenance of shareholder accounts. Under the plan of each Fund (except the Short Term Government Fund), with respect to its Class C shares, the Fund may pay an annual Rule 12b-1 fee of up to 1% (up to 0.75% for distribution and up to 0.25% for shareholder services) of its allocable average daily net assets for distribution and shareholder services. The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing distribution and ongoing services to you, respectively. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, the Fund will sell the shares in the order they were purchased.

Automatic Conversion of Class C Shares

Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the Conversion Feature). The automatic conversion pursuant to the Conversion Feature will generally occur in the month of, or the month following, the eighth anniversary after a purchase of Class C shares (the Conversion Date).

Automatic conversions pursuant to the Conversion Feature will be on the basis of the NAV per share, without the imposition of any sales charge (including a CDSC), fee or other charge. All such automatic conversions of Class C shares are expected to constitute a tax-free exchange for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversion.

Class C shares of a Fund acquired through a reinvestment of dividends and distributions from the Fund will convert to Class A shares of the Fund at the same time as the conversion of the Class C shares from which the reinvested dividends and distributions were received.

Class C shares held through a financial intermediary in omnibus accounts may be converted pursuant to the Conversion Feature by the financial intermediary once it is determined that the Class C shares have been held for the required holding period. It is the financial intermediary's (and not the Fund's) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period, as the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible to automatically convert pursuant to the Conversion Feature. In order to determine eligibility for automatic conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to determine that the shareholder is eligible to exercise the Conversion Feature, and the shareholder or their financial intermediary may be required to maintain records that substantiate the holding period of Class C shares.

In addition, a financial intermediary may sponsor and/or control programs or platforms that impose a different conversion schedule or eligibility requirements for conversions of Class C shares. In these cases, Class C shares of certain shareholders may not be eligible for automatic conversion pursuant to the Conversion Feature as described above. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary's process for determining whether a shareholder meets the required holding period for automatic conversion. Please consult with your financial intermediary if you have any questions regarding the Conversion Feature.

Please see Appendix A--Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Class I Shares

You can buy Class I shares of each Fund at the offering price, which is the net asset value ("NAV" ) per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Fund shares are available in other share classes that have different fees and expenses.

In addition to certain categories of investors listed below, Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account).

Class I shares are available for purchase by the following categories of investors:

*	investors who purchase through a fee-based advisory account with a financial intermediary (as described above);

*	employer sponsored retirement and benefit plans, endowments, or foundations;

*

banks or bank trust departments investing for their own account or for funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity;

*

subject to applicable law and/or exemptive relief, any registered investment company that is not affiliated with the Integrity/Viking Funds and which invest in securities of other investment companies;

*	any plan organized under Section 529 under the Internal Revenue Code of 1986, as amended (the "Code" ) (i.e., a 529 plan);

*

any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary for themselves, their immediate family members ("immediate family members" are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings), their IRAs or employer sponsored IRAs;

*	current, former, and retired trustees/directors, employees, and officers of any Integrity/Viking Fund for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

*	current, former, and retired officers, directors, and governors of Corridor and its affiliates, for themselves, their immediate family members, their IRAs, or employer sponsored IRAs;

*

current, former, and retired employees of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs or any corporation, partnership, sole proprietorship, or other business organization in which such persons own a 25% or greater stake; and

*

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, sole partnership, or other business organization in which such person owns a 25% or greater stake.

Unless otherwise noted above, Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares.

Please refer to the SAI for more information about Class I shares, including more detailed eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

HOW TO REDUCE YOUR SALES CHARGE

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares of the Funds. To receive a reduction in your initial sales charge, you must let your financial advisor know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in a Fund and other funds in the Integrity/Viking Funds, such as:

*	information or records regarding shares of the Funds or other Integrity/Viking Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

*	information or records regarding shares of the Funds or other Integrity/Viking Funds held in any account of the shareholder at another financial intermediary; and

*

information or records regarding shares of the Funds or other Integrity/Viking Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

The Integrity/Viking Funds include: (1) the six series of The Integrity Funds known as the Integrity Dividend Harvest Fund, the Integrity Dividend Summit Fund, the Integrity Growth & Income Fund, the Integrity High Income Fund, the Integrity Mid-North American Resources Fund, and the Integrity Short Term Government Fund; and (2) the six series of Viking Mutual Funds known as the Viking Tax-Free Fund for Montana, the Viking Tax-Free Fund for North Dakota, the Kansas Municipal Fund, the Maine Municipal Fund, the Nebraska Municipal Fund, and the Oklahoma Municipal Fund.

Please retain any records necessary to substantiate your historical costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. The Funds may modify or discontinue these programs at any time.

Class A Sales Charge Reductions

Rights of Accumulation

A right of accumulation ("ROA" ) permits an investor to aggregate shares owned by you, your spouse, and your children or grandchildren, if they are under the age of 21 (cumulatively, the "Investor" ) in some or all of the Integrity/Viking Funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts, and solely-controlled business accounts may also be included. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Integrity/Viking Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when the investor sells his or her shares, if earlier), the sales charge will be adjusted upward and shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed to the extent unpaid by the investor.

Group Purchases

Each Fund has a group investment and reinvestment program (the "Group Program" ) that allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI.

Investments of $1 Million or More

For each Fund, if you invest $1 million or more ($200,000 or more for Short Term Government Fund), either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase; a CDSC will not be assessed on redemptions of shares of the Growth & Income Fund by Pre-May 2011 Existing Shareholders. For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the applicable Fund. Each time you place a redemption request, the Funds will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Funds will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking Fund.

Please refer to the SAI for detailed program descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling 800-276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

CDSC Waivers

For each Fund, a CDSC may not be assessed on redemptions of such Fund:

*

following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 729(m)(7) of the Code (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

*	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon death;

*	representing minimum required distributions from an IRA or other retirement plan as required under the Code.

Please see Appendix A--Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Class A Sales Charge Waivers

Class A shares may be purchased without an initial sales charge by particular classes of investors, including:

*

current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

*

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

*	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

*	investors purchasing through certain asset- or transaction-fee based investment advisers, broker-dealers, bank trust departments, and other financial services firms;

*	401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs; and

*	foundations and endowments, provided the foundation or endowment has assets of $1 million or more.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales-related efforts. A Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver. Additional information is also available from the SAI or from your financial adviser.

Please see Appendix A--Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange ("NYSE" ) is open for business. Generally, the NYSE is closed on weekends, federal holidays, and Good Friday. The close of regular trading on the NYSE is normally 3:00 p.m., Central Time. Each Fund will process purchase orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. An order is in "proper form" if the Fund's transfer agent, Integrity Fund Services, LLC ("Integrity Fund Services" or the "Transfer Agent" ), has all of the information and documentation it deems necessary to effect your order, which would typically mean that it has received federal funds, a wire, a check or Automated Clearing House ("ACH" ) transaction, together with a completed account application. Should you wish to purchase shares via wire transfer, please call the Transfer Agent at 800-601-5593 for wire instructions. The wire must be received by 3:00 p.m., Central time, for you to receive that day's share price. Each Fund will process purchase orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading.

You may buy shares through investment dealers who have sales agreements with the Distributor or directly from the Distributor. If you do not have a dealer, call 800-276-1262 and the Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. If you buy, hold, or sell Fund shares through an investment dealer, bank, or other financial institution or intermediary, the transaction policies of the intermediary will apply, which may vary from those described below. In addition, your intermediary may charge you fees for executing transactions and for other services that are not described in the prospectus. These shareholders should contact their financial intermediary for additional information regarding its transaction policies, procedures, and fees.

Purchase requests should be addressed to the authorized dealer or agent from whom you received this prospectus. Such dealers or agents may place a telephone order with the Distributor for the purchase of shares. Checks should be made payable to the name of the applicable Fund. The Transfer Agent will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

A Fund may reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser's opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor's trading history in the Fund or other Integrity/Viking Funds, and accounts under common ownership or control.

The Funds may not be available for purchase in every state. Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Fund in your state.

To make any ownership changes to any accounts over $100,000, a signature guarantee will be required.

Minimum Investments and Share Price

You may open an account with a minimum initial investment of $1,000 ($50 for the Automatic Investment Plan (described below) and $250 for an IRA) and make additional investments at any time with as little as $50. The Funds may change these minimum investments at any time and may accept investments of smaller amounts at their discretion.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. The investor will not be assessed a CDSC if the account is redeemed.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of regular trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day's price. However, if you place your order through a dealer prior to the close of regular trading of the NYSE, you will receive that day's price. Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

IMPORTANT INFORMATION ABOUT PURCHASES

Customer Identification Procedures

The Funds are required under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act" ) to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts, including legal entity customers. When completing a new account application, you will be required to supply your full name, date or birth, social security number or other taxpayer identification number, and permanent street address (not a P.O. box) to assist in verifying your identity. Effective May 11, 2018, these anti-money laundering and customer identification procedures apply with respect to new accounts opened by legal entity customers, and the Funds require similar identifying information for each individual that directly or indirectly owns 25% or more of the equity interests in the legal entity or that has managerial control of the legal entity. However, the requirements to look through to and obtain identifying information of the beneficial owners and controlling managers of legal entity customers generally do not apply to financial institutions regulated by a federal or state regulator, entities registered with the SEC, and omnibus accounts of financial intermediaries, among other excluded entities. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Under certain circumstances, it may be appropriate for the Funds to close or suspend further activity in an account.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO (Army Post Office) or FPO (Fleet Post Office) addresses.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

Purchases Made Through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee are determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales charges and Fund expenses described in the prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator, or any other institutions having a selling, administration, or similar agreement with the Investment Adviser, the Distributor, or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sale charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or the Distributor. Please refer to the SAI for details.

In addition, the Investment Adviser, the Distributor, or one or more of their affiliates, out of their own resources, may make cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed for each Fund under the heading "Fees and Expenses of the Fund" in its Fund Summary.

The Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the Integrity/Viking Funds distributed by the Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Integrity/Viking Fund shares and/or total assets of Integrity/Viking Funds held by the firm's customers. The level of payments that the Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors:

*	the firm's total assets held in and recent investments in Integrity/Viking Funds;

*	the firm's level of participation in Integrity/Viking Funds sales and marketing programs;

*	the firm's compensation program for its registered representatives who sell Integrity/Viking Fund shares and provide services to Integrity/Viking Funds' shareholders; and

*	the asset class of the Integrity/Viking Funds for which these payments are provided.

For the twelve months ended July 31, 2023, these payments in the aggregate were approximately 0.002% to 0.012% of the assets in the Integrity/Viking Funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed for each Fund under the heading "Fees and Expenses of the Fund" in its Fund Summary. The Distributor or one or more of its affiliates may also make payments to dealers and other financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

The amount of payments by the Distributor and/or its affiliates to a dealer or other financial intermediary could be significant and could create an incentive for the dealer or other intermediary or its representatives to recommend or offer shares of the Funds to you. The dealer or other financial intermediary may elevate the prominence or profile of the Funds within its organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the dealer's or other financial intermediary's organization.

Automatic Investment Plan--The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make monthly investments through automatic deductions from your bank account (the "Monthomatic Plan" ). Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for the appropriate forms.

With the Monthomatic Plan, you can make monthly investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan association, or credit union ("financial institution" ) account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same financial institution account for both the Monthomatic Plan and the wire redemption programs. If you redeem shares within fifteen days after purchasing them under the Monthomatic Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to fifteen days. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Funds may terminate or modify the Monthomatic Plan at any time and may immediately terminate a shareholder's Monthomatic Plan if any item is unpaid by the shareholder's financial institution. There is no charge for the Monthomatic Plan.

SPECIAL SERVICES

To help make investing with Integrity Funds Distributor easy and efficient, the following services are offered.

Exchanging Shares

You can exchange Class A shares between any Integrity/Viking Fund with an up-front sales charge structure without paying any additional sales charges. Additionally, you can exchange Class C shares of a Fund for Class C shares of another Fund that offers Class C shares. However, owners of Class A shares of a Fund may not exchange their Class A shares for Class C shares, and owners of Class C shares of a Fund may not exchange their Class C shares for Class A shares. Before requesting an exchange, review the prospectus of the Integrity/Viking Fund you wish to acquire. Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund shares purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. If you purchased shares subject to the CDSC, the CDSC will not be assessed at the time of the exchange. However, you will be required to pay any remaining deferred sales charge owed on the exchanged shares at the time the acquired shares are redeemed, if any. For purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

For federal income tax purposes, an exchange is a sale of shares and may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. The Internal Revenue Service could however assert that a loss could not be currently deducted. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or letter of instruction. Alternatively, you may make exchanges by telephone by calling Integrity Fund Services at 800-601-5593. The exchange privilege may be changed or discontinued at any time upon 60 days' notice to shareholders.

Please see Appendix A--Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Share Class Conversions

Class I shares of a Fund may be converted into Class A or Class C shares of the same Fund, and Class A or Class C shares of a Fund may be converted into Class I shares of the same Fund, provided that you are eligible to buy the new share class. (However, Class A shares of a Fund may not be converted into Class C shares.) Class C shares may be automatically converted into Class A shares pursuant to the procedures discussed in the section of this prospectus entitled "The Shares Offered--Class C Shares-- Automatic Conversion of Class C Shares" .

Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

Fees and expenses differ between share classes of each Fund. See the "Summary" section of this prospectus applicable to each Fund for information on the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. See the section of this prospectus entitled "The Shares Offered" for additional information regarding each share class. You should read the sections of this prospectus applicable to the share class for which you are seeking to convert your shares prior to the conversion.

Share class conversions are made upon receipt of a properly completed request form or letter of instruction. Alternatively, you may request share class conversions by calling Integrity Fund Services at 800-601-5593. The conversion right may be changed or discontinued at any time upon 60 days' notice to shareholders.

Please see Appendix A--Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at NAV without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, the Funds will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. The Funds may modify or terminate this privilege at any time. You should consult your tax advisor about the tax consequences of exercising your reinstatement privilege. The Funds must be notified that an investment is a reinstatement.

Please see Appendix A--Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as Integrity Fund Services takes certain measures to verify telephone requests, Integrity Fund Services will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. Generally, the NYSE is closed on weekends, federal holidays and Good Friday. You will receive the share price based on the NAV next determined after the applicable Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of regular trading for you to receive that day's price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, as discussed above, on the redemption of certain Fund shares. If you redeem shares through your investment representative, please note that your investment representative may charge a processing or service fee.

Requests to sell $100,000 worth of shares or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or by written request addressed to Integrity Fund Services, LLC, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Funds, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

*	you are selling more than $100,000 worth of shares;

*	you want your proceeds paid to someone who is not a registered owner;

*	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

*	you have changed the address on your account by phone within the last 30 days.

To properly complete your redemption request, your request must include the following information:

*	the Fund's name;

*	your name and account number;

*	the dollar or share amount you wish to redeem;

*	any required signatures;

*	the name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

*	the address where you want your redemption proceeds sent (if other than the address of record);

*	any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

*	any required signature guarantees.

Redemption Proceeds

Redemption payments will be made in the form of a check or can be sent to your bank account through the ACH network. In addition, redemption checks may be sent by overnight mail for a fee which will reduce the amount of your redemption proceeds. Redemption proceeds may be transmitted through a wire transfer for a fee which will reduce the amount of your redemption proceeds. Normally, your redemption proceeds will be sent the next business day after Integrity Fund Services receives your request in proper form, but it may take up to seven days if making immediate payment would adversely affect the Fund. Integrity Fund Services is not able to pay out redemption proceeds in the form of currency. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to fifteen days from the date of purchase. A certified or cashier's check may clear in less time. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm; a notary public cannot provide a signature guarantee.

In addition, a Fund may suspend the right of redemption under the following unusual circumstances:

*	when the NYSE is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;

*	when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

*	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund's holdings of cash or cash equivalents or by selling other portfolio assets. The Funds reserve the right to satisfy an order to sell Fund shares with liquid securities rather than cash, for certain very large orders. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage costs and/or other transaction costs and charges, as well as tax liability, when converting the distributed securities to cash. You may also be subject to market risk, which means that the value of the distributed securities may decline as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific amount withdrawn automatically from your account, subject to any CDSC, with the Systematic Withdrawal Program (the "Program" ). You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Program. A shareholder who participates in the Monthomatic Plan is ineligible to participate in the Program. To participate in the Program, shares may not be in certificated form. You may terminate participation in the Program at any time. The Funds may terminate or modify the Program at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market Timing Policy

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance, and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as: the size of the Fund; the amount of assets the Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Fund shares; and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Funds' Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. Viking Management and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC, or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, Viking Management, and their agents monitor selected trades and flows of money into and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, Viking Management, or one of their agents believes that a shareholder has engaged in excessive short-term trading, the Transfer Agent will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. The Fund may reject purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

*	the Funds will restrict or refuse purchase or exchange orders , for any reason, by those persons that the Funds or the Distributor believes constitute excessive trading;

*	the Funds will reject transactions that violate the Funds' excessive trading policies or their exchange limits;

*	in order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and

*	the Funds will process trades received after the close of regular trading on the NYSE (generally 3:00 p.m., Central Time) at the NAV next calculated.

However, trades transmitted through National Securities Clearing Corporation ("NSCC" ) that are received by Integrity Fund Services after 3:00 p.m. Central Time but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m. Central Time are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might constitute market timing, the Funds may not be able to determine whether or not the trading by customers of financial intermediaries is contrary to the Funds' market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in "omnibus accounts" on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Additional Policies

Please note that the Funds maintain additional policies and reserve certain rights including:

*	The Funds may refuse any order to buy shares, including any purchase under the exchange privilege or conversion right.

*	At any time, the Funds may change their investment minimums or waive or lower their minimums for certain purchases.

*	The Funds may modify or discontinue the exchange privilege or conversion right on 60 days' notice.

*	The Funds are not available for purchase in every jurisdiction. Please consult your investment representative or Integrity Fund Services concerning the availability of a particular Fund.

*	To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Funds promptly.

*	The Funds may modify or discontinue the available sales charge reductions and waivers at any time.

*

Integrity Fund Services will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Funds as a result.

DISTRIBUTIONS

Dividends and Distributions

The High Income Fund declares net investment income as dividends daily and payable monthly. The Dividend Harvest Fund declares net investment income as dividends quarterly and payable quarterly. The Dividend Harvest Fund and Dividend Summit Fund declares net investment income as dividends monthly and payable monthly. The MNA Resources Fund and Growth & Income Fund distribute substantially all of their net investment income annually. The MNA Resources Fund declares net investment income as dividends quarterly and payable quarterly . Each Fund pays substantially all of its capital gains annually prior to the close of the fiscal year in which the gains are earned. The Short Term Government Fund distributes net investment income, if any, monthly. The amount of any distributions will vary and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

Reinvestment Options

The Funds automatically reinvest your dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the Transfer Agent receives the request. Requests to change dividend options will be accepted when made by the shareholder(s), the shareholder's registered representative, or an assistant to the registered representative.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services at 800-601-5593.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service ("IRS" ) could disagree with any conclusions set forth in this section.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor, including the applicability and effect of state, local, foreign, and other tax laws.

Fund Status

Each Fund intends to qualify as a regulated investment company ("RIC" ) under the federal income tax laws. During periods when a Fund qualifies as a RIC and distributes all its income, the Fund generally will not pay federal income taxes.

Distributions

Fund distributions are generally taxable. Each Fund intends to make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Funds may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for federal income tax purposes. If a Fund makes a return of capital distribution, the distribution will not be taxable to you to the extent of your basis in your shares and thereafter will be treated as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or lower capital loss when you sell your shares. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from a Fund may also be subject to a 3.8 percent "Medicare tax." This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from a Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be eligible for the dividends received deduction provided certain holding period and other requirements are satisfied by both the Fund and corporate shareholder.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a capital gain or loss that is taxable. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum federal income tax rate for net capital gain is generally 20%. Capital gains may also be subject to the "Medicare tax" described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, any loss incurred by you related to the disposition of such share will be re-characterized as long-term capital loss to the extent of any capital gain dividends received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations and may limit your ability to use capital losses.

Ordinary income dividends received by an individual or other non-corporate shareholder from a RIC (such as the Funds) are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period and other requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Exchanges

If you exchange shares of your Fund for shares of another fund, the exchange would generally be considered a sale of the exchanged shares for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Foreign Tax Credit

Investment income and some capital gains received by the Funds on foreign securities may be subject to withholding or other foreign taxes. If your Fund is eligible to and makes an election under the Code, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes, subject in each case to certain limitations.

Investments in Certain Foreign Corporations

If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs" ), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements that apply to the Fund. Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax at a rate of 24% from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS (or a Fund is notified) that they are subject to backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability, provided the required information is furnished to the IRS.

Foreign Investors

If you are a foreign investor (i.e., generally an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate, or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Funds will be characterized as dividends for federal income tax purposes (other than dividends which the Funds properly report as capital gain dividends) and will be subject to U.S. income taxes (including withholding taxes) subject to certain exceptions described below. However, distributions received by a foreign investor from the Funds that are properly reported by the Funds as capital gain dividends may not be subject to U.S. federal income taxes (including withholding taxes) provided that the Funds make certain elections and certain other conditions are met. Distributions from the Funds that are properly reported by the Funds as an interest-related dividend attributable to certain interest income received by the Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Funds may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Funds make certain elections and certain other conditions are met. In addition, distributions in respect of shares may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of shares and capital gain dividends received by such persons may be subject to such withholding after December 31, 2018. A Fund may elect not to report any amounts as interest-related dividends or as short-term capital gain dividends. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the IRS. Please contact your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with The Integrity Funds, please contact Integrity Fund Services at 800-601-5593 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with The Integrity Funds and do not elect a cost basis method, your account will default to the First In, First Out (FIFO) method. Under this method, the first shares purchased are treated as sold first. Financial intermediaries choose their own default method.

NET ASSET VALUE

The price of a Fund's shares is based on the Fund's NAV. Each Fund calculates its NAV per share each business day at the close of regular trading of the NYSE (normally 3:00 p.m., Central Time). Shares will not be priced on days when the NYSE is closed for trading.

Requests to buy and sell shares are processed based on the NAV next calculated after we receive your request in proper form.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio by adding the value of that Fund's investments plus cash and other assets, deducting liabilities, and then dividing the results by the number of its shares outstanding. The Funds' investments are primarily valued using market quotations to the extent market quotations are readily available and reliable. Corporate debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by Integrity Fund Services. Short-term securities with remaining maturities of less than 60 days may be fair valued at amortized cost or at original cost plus accrued interest, subject to Board supervision, as discussed below. To the extent a Fund invests in open-end management investment companies, such Fund's NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. Other securities, including restricted securities and other assets, are valued at fair value as described below. If an event were to occur after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations as described below.

The Board has designated the Investment Adviser as the Funds' "valuation designee" to perform all fair valuations of the Funds' portfolio holdings, subject to the Board's oversight. The Investment Adviser, as the Funds' valuation designee, has established procedures for its fair valuation of the Funds' portfolio holdings, which address, among other things, determining when market quotations are not readily available or reliable and the fair valuation of such portfolio holdings, as well as the selection and oversight of third-party pricing services for fair valuation. In establishing the fair value of debt obligations, the Investment Adviser generally uses valuations provided by pricing services that consider factors such as: the yields and prices of comparable bonds; the type of issue, coupon, maturity, and rating; indications of value from dealers; and general market conditions. Pricing services may also use a computer based "matrix" system to compare securities to determine valuations.

Significant events, including new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts, may result in market quotations for portfolio holdings not being reliable. These portfolio holdings will be fair valued. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Investment Adviser attempts to establish a price that the Fund might reasonably expect to receive upon the current sale of that security. Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid, or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded and markets closing early. In addition, while the Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value.

Fair valuation of the Funds' portfolio holdings is intended to ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The Investment Adviser, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

To the extent that a Fund's assets are traded in other markets on days when the Fund is not open for business and does not price its shares, the NAV of the Fund's shares may be affected on those days when shareholders may not be able to purchase or sell the Fund's shares. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

FUND SERVICE PROVIDERS

The custodian of the assets of the Funds, other than cash, is UMB Bank, N.A., Institutional Custody, 928 Grand Blvd, Kansas City, MO 64105.

Integrity Fund Services, a wholly owned subsidiary of Corridor, is the Funds' transfer agent and accounting and administrative services provider. As such, Integrity Fund Services performs pricing, data processing, accounting, and other administrative services for the operation of the Funds and the maintenance of shareholder accounts.

CERTAIN FEES PAID TO FINANCIAL INTERMEDIARIES

Financial intermediaries and retirement plans may have certain accounts and arrangements with the Funds. With respect to such accounts and arrangements, Integrity Fund Services may pay a financial intermediary certain amounts for sub-transfer agency or other administrative services, for which it may receive reimbursement from the Funds. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports and shareholder notices and other required communications for current shareholders; capturing and processing tax data; issuing and mailing dividend checks to current shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals, automated investment plans and shareholder account registrations.

The payments the Funds make to Integrity Fund Services to reimburse it for a portion of the sub-transfer agency or other administrative services are in addition to the distribution and service fees that the Funds pay under their Rule 12b-1 plans and the fees that the Funds pay to Integrity Fund Services for the services it provides as the Funds' transfer agent and accounting and administrative services provider. The aggregate amount of these payments may be substantial and the amounts attributable to particular intermediaries may vary significantly.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Funds should be directed to:
Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
Phone: 800-276-1262

All inquiries regarding account information should be directed to:
Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Funds may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Integrity Funds Distributor at 800-276-1262 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal periods. For all Funds, with respect to Class I shares, the financial highlights reflect financial performance for the fiscal periods since such shares were first offered. For Short Term Government Fund, performance of Class I shares prior to January 17, 2020 represents the performance of the Institutional Shares of the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each such Fund (assuming reinvestment of all dividends and distributions).

The information shown in these tables has been audited by Cohen & Company, Ltd., the Funds' independent registered public accounting firm, whose report for the most recent fiscal period, along with the respective Funds' financial statements, is included in the respective Funds' annual report, which is available upon request.

Further information about each Fund's performance is contained in such Fund's latest annual or semi-annual shareholder report. You may obtain a free copy of the respective Fund's latest annual or semi-annual shareholder report upon request from the Fund.

Integrity Dividend Harvest Fund (Class A)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$16.33	$15.12	$12.71	$14.06	$14.24

Income (loss) from investment operations:
Net investment income (loss) (1))	$0.52	$0.50	$0.47	$0.48	$0.44
Net realized and unrealized gain (loss) on investments (2)	0.31	1.21	2.41	(0.74)	0.66
Total from investment operations	$0.83	$1.71	$2.88	$(0.26)	$1.10

Less Distributions:
Dividends from net investment income	$(0.51)	$(0.50)	$(0.47)	$(0.49)	$(0.43)
Distributions from return of capital	0.00	0.00	0.00	(0. 01)	0.00
Distributions from net realized gains	(0.21)	0.00	0.00	(0.59)	(0.85)
Total distributions	$(0.72)	$(0.50)	$(0.47)	$(1.09)	$(1.28)

NET ASSET VALUE, END OF PERIOD	$16.44	$16.33	$15.12	$12.71	$14.06

Total Return (excludes any applicable sales charge)	5.31%	11.41%	23.09%	(2.39%)	8.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$111,909	$105,799	$88,405	$80,762	$91,602
Ratio of expenses to average net assets after waivers (3)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets before waivers	1.43%	1.44%	1.48%	1.50%	1.51%
Ratio of net investment income to average net assets (3)	3.23%	3.13%	3.39%	3.58%	3.17%
Portfolio turnover rate	22.79%	14.84%	42.14%	51.62%	47.71%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Dividend Harvest Fund (Class C)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$16.19	$15.00	$12.61	$13.96	$14.15

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.39	$0.38	$0.37	$0.38	$0.34
Net realized and unrealized gain (loss) on investments (2)	0.31	1.19	2.39	(0.74)	0.65
Total from investment operations	$0.70	$1.57	$2.76	$(0.36)	$0.99

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.38)	$(0.37)	$(0.39)	$(0.33)
Distributions from return of capital	0.00	0.00	0.00	(0. 01)	0.00
Distributions from net realized gains	(0.21)	0.00	0.00	(0.59)	(0.85)
Total distributions	$(0.60)	$(0.38)	$(0.37)	$(0.99)	$(1.18)

NET ASSET VALUE, END OF PERIOD	$16.29	$16.19	$15.00	$12.61	$13.96

Total Return (excludes any applicable sales charge)	4.50%	10.54%	22.19%	(3.13%)	7.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$27,906	$22,463	$15,762	$14,194	$13,637
Ratio of expenses to average net assets after waivers (3)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets before waivers	2.18%	2.19%	2.23%	2.25%	2.26%
Ratio of net investment income to average net assets (3)	2.48%	2.38%	2.64%	2.83%	2.42%
Portfolio turnover rate	22.79%	14.84%	42.14%	51.62%	47.71%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Dividend Harvest Fund (Class I)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$16.34	$15.13	$12.72	$14.07	$14.25

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.56	$0.55	$0.51	$0.51	$0.48
Net realized and unrealized gain (loss) on investments (2)	0.31	1.20	2.41	(0.74)	0.66
Total from investment operations	$0.87	$1.75	$2.92	$(0.23)	$1.14

Less Distributions:
Dividends from net investment income	$(0.55)	$(0.54)	$(0.51)	$(0.52)	$(0.47)
Distributions from return of capital	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gains	(0.21)	0.00	0.00	(0.59)	(0.85)
Total distributions	$(0.76)	$(0.54)	$(0.51)	$(1.12)	$(1.32)

NET ASSET VALUE, END OF PERIOD	$16.45	$16.34	$15.13	$12.72	$14.07

Total Return (excludes any applicable sales charge)	5.58%	11.68%	23.38%	(2.14%)	9.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$198,461	$123,271	$64,062	$52,298	$30,794
Ratio of expenses to average net assets after waivers (3)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets before waivers	1.18%	1.19%	1.23%	1.25%	1.26%
Ratio of net investment income to average net assets (3)	3.48%	3.38%	3.64%	3.83%	3.42%
Portfolio turnover rate	22.79%	14.84%	42.14%	51.62%	47.71%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Dividend Summit Fund (Class A)

Selected per share data and ratios for the periods indicated

Period
From
5/1/23* to
7/31/23
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss) (1))	$0.15
Net realized and unrealized gain (loss) on investments (2)	0.17
Total from investment operations	$0.32

Less Distributions:
Dividends from net investment income	$(0.15)
Total distributions	$(0.15)

NET ASSET VALUE, END OF PERIOD	$10.17

Total Return (excludes any applicable sales charge) #	3.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$51
Ratio of expenses to average net assets after waivers ^ (3)(4)	0.00%
Ratio of expenses to average net assets before waivers ^	12.71%
Ratio of net investment income to average net assets ^ (3)(4)	5.95%
Portfolio turnover rate #	11.50%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(4)	The voluntary waiver, based on average net assets, amounted to 0.99% for the period May 1, 2023 (commencement of operations) through July 31, 2023.
*	Commencement of operations.
#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Dividend Summit Fund (Class C)

Selected per share data and ratios for the periods indicated

Period
From
5/1/23* to
7/31/23
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.13
Net realized and unrealized gain (loss) on investments (2)	0.19
Total from investment operations	$0.32

Less Distributions:
Dividends from net investment income	$(0.13)
Total distributions	$(0.13)

NET ASSET VALUE, END OF PERIOD	$10.19

Total Return (excludes any applicable sales charge) #	3.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$51
Ratio of expenses to average net assets after waivers ^ (3)(4)	0.00%
Ratio of expenses to average net assets before waivers ^	13.45%
Ratio of net investment income to average net assets ^ (3)(4)	5.21%
Portfolio turnover rate #	11.50%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(4)	The voluntary waiver, based on average net assets, amounted to 1.74% for the period May 1, 2023 (commencement of operations) through July 31, 2023.
*	Commencement of operations.
#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Dividend Harvest Fund (Class I)

Selected per share data and ratios for the periods indicated

Period
From
5/1/23* to
7/31/23
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss) (1))	$0.15
Net realized and unrealized gain (loss) on investments (2)	0.17
Total from investment operations	$0.32

Less Distributions:
Dividends from net investment income	$(0.15)
Total distributions	$(0.15)

NET ASSET VALUE, END OF PERIOD	$10.17

Total Return (excludes any applicable sales charge) #	3.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$549
Ratio of expenses to average net assets after waivers ^ (3)(4)	0.00%
Ratio of expenses to average net assets before waivers ^	12.42%
Ratio of net investment income to average net assets ^ (3)(4)	6.20%
Portfolio turnover rate #	11.50%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(4)	The voluntary waiver, based on average net assets, amounted to 0.74% for the period May 1, 2023 (commencement of operations) through July 31, 2023.
*	Commencement of operations.
#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Growth & Income Fund (Class A)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$73.72	$80.95	$60.74	$59.55	$56.62

Income (loss) from investment operations:
Net investment income (loss) (1)	0.44	0.16	0.29	$0.57	$0.62
Net realized and unrealized gain (loss) on investments (2)	8.92	(6.83)	20.35	6.17	5.57
Total from investment operations	$9.36	$(6.67)	$20.64	$6.74	$6.19

Less Distributions:
Dividends from net investment income	$(0.38)	$(0.08)	$(0.41)	$(0.83)	$(0.32)
Distributions from net realized gains	(0.59)	(0.48)	(0.02)	(4.72)	(2.94)
Total distributions	$(0.97)	$(0.56)	$(0.43)	$(5.55)	$(3.26)

NET ASSET VALUE, END OF PERIOD	$82.11	$73.72	$80.95	$60.74	$59.55

Total Return (excludes any applicable sales charge)	12.98%	(8.37%)	34.11%	11.42%	12.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$52,272	$49,909	$52,676	$39,422	$37,464
Ratio of expenses to average net assets after waivers (3)	1.24%	1.24%	1.24%	1.24%	1.25%
Ratio of expenses to average net assets before waivers	1.83%	1.80%	1.80%	1.87%	1.93%
Ratio of net investment income to average net assets (3)	0.60%	0.20%	0.41%	0.98%	1.11%
Portfolio turnover rate	4.29%	3.78%	11.22%	11.44%	14.11%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Growth & Income Fund (Class C)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$71.41	$78.94	$59.67	$58.95	$56.45

Income (loss) from investment operations:
Net investment income (loss) (1)	$(0.11)	$(0.42)	$0.00	$0.70	$0.75
Net realized and unrealized gain (loss) on investments (2)	8.65	(6.63)	19.86	5.73	5.14
Total from investment operations	$8.54	$(7.05)	$19.86	$6.43	$5.89

Less Distributions:
Dividends from net investment income	$(0.00)	$0.00	$(0.57)	$(0.99)	$(0.45)
Distributions from net realized gains	(0.59)	(0.48)	(0.02)	(4.72)	(2.94)
Total distributions	$(0.59)	$(0.48)	$(0.59)	$(5.71)	$(3.39)

NET ASSET VALUE, END OF PERIOD	$79.36	$71.41	$78.94	$59.67	$58.95

Total Return (excludes any applicable sales charge)	12.14%	-9.05%	33.44%	10.97%	11.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,304	$5,655	$5,041	$1,092	$248
Ratio of expenses to average net assets after waivers (3)	1.99%	1.99%	1.85%	1.62%	1.68%
Ratio of expenses to average net assets before waivers	2.58%	2.55%	2.20%	1.62%	1.68%
Ratio of net investment income (loss) to average net assets (3)	(0.15%)	(0.55%)	0.00%	1.23%	1.36%
Portfolio turnover rate	4.29%	3.78%	11.22%	11.44%	14.11%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Growth & Income Fund (Class I)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$73.85	$81.06	$60.80	$59.61	$56.68

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.62	$0.35	$0.48	$0.71	$0.76
Net realized and unrealized gain (loss) on investments (2)	8.94	(6.81)	20.37	6.19	5.58
Total from investment operations	$9.56	$(6.46)	$20.85	$6.90	$6.34

Less Distributions:
Dividends from net investment income	$(0.48)	$(0.27)	$(0.57)	$(0.99)	$(0.47)
Distributions from net realized gains	(0.59)	(0.48)	(0.02)	(4.72)	(2.94)
Total distributions	$(1.07)	$(0.75)	$(0.59)	$(5.71)	$(3.41)

NET ASSET VALUE, END OF PERIOD	$82.34	$73.85	$81.06	$60.80	$59.61

Total Return (excludes any applicable sales charge)	13.25%	(8.12%)	34.45%	11.68%	12.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$25,634	$22,735	$24,784	$9,367	$1,544
Ratio of expenses to average net assets after waivers (3)	0.99%	0.99%	0.99%	0.99%	1.00%
Ratio of expenses to average net assets before waivers	1.58%	1.54%	1.55%	1.62%	1.68%
Ratio of net investment income to average net assets (3)	0.85%	0.45%	0.66%	1.23%	1.36%
Portfolio turnover rate	4.29%	3.78%	11.22%	11.44%	14.11%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund (Class A)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$7.33	$8.13	$7.65	$7.77	$7.66

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.36	$0.31	$0.32	$0.37	$0.39
Net realized and unrealized gain (loss) on investments (2)	(0.20)	(0.80)	0.48	(0.12)	0.11
Total from investment operations	$0.16	$(0.49)	$0.80	$0.25	$0.50

Less Distributions:
Dividends from net investment income	$(0.36)	$(0.31)	$(0.32)	$(0.37)	$(0.39)
Total distributions	$(0.36)	$(0.31)	$(0.32)	$(0.37)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$7.13	$7.33	$8.13	$7.65	$7.77

Total Return (excludes any applicable sales charge)	2.41%	(6.14%)	10.62%	3.37%	6.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$22,891	$25,736	$26,725	$25,309	$24,704
Ratio of expenses to average net assets after waivers (3)	0.99%	0.99%	0.99%	0.95%	0.89%
Ratio of expenses to average net assets before waivers	1.68%	1.63%	1.63%	1.69%	1.74%
Ratio of net investment income to average net assets (3)	5.14%	3.99%	3.99%	4.86%	5.10%
Portfolio turnover rate	15.41%	21.04%	35.74%	35.02%	28.24%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund (Class C)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$7.35	$8.15	$7.67	$7.78	$7.68

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.31	$0.25	$0.26	$0.31	$0.33
Net realized and unrealized gain (loss) on investments (2)	(0.20)	(0.80)	0.48	(0.11)	0.10
Total from investment operations	$0.11	$(0.55)	$0.74	$0.20	$0.43

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.25)	$(0.26)	$(0.31)	$(0.33)
Total distributions	$(0.31)	$(0.25)	$(0.26)	$(0.31)	$(0.33)

NET ASSET VALUE, END OF PERIOD	$7.15	$7.35	$8.15	$7.67	$7.78

Total Return (excludes any applicable sales charge)	1.65%	(6.82%)	9.78%	2.74%	5.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,364	$3,364	$3,776	$2,753	$4,329
Ratio of expenses to average net assets after waivers (3)	1.74%	1.74%	1.74%	1.70%	1.64%
Ratio of expenses to average net assets before waivers	2.43%	2.38%	2.38%	2.44%	2.49%
Ratio of net investment income to average net assets (3)	4.39%	3.24%	3.24%	4.11%	4.35%
Portfolio turnover rate	15.41%	21.04%	35.74%	35.02%	28.24%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund (Class I)

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$7.32	$8.13	$7.64	$7.76	$7.66

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.38	$0.33	$0.34	$0.39	$0.41
Net realized and unrealized gain (loss) on investments (2)	(0.20)	(0.81)	0.49	(0.12)	0.10
Total from investment operations	$0.18	$(0.48)	$0.83	$0.27	$0.51

Less Distributions:
Dividends from net investment income	$(0.38)	$(0.33)	$(0.34)	$(0.39)	$(0.41)
Total distributions	$(0.38)	$(0.33)	$(0.34)	$(0.39)	$(0.41)

NET ASSET VALUE, END OF PERIOD	$7.12	$7.32	$8.13	$7.64	$7.76

Total Return (excludes any applicable sales charge)	2.66%	(6.04%)	11.04%	3.63%	6.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$22,577	$24,286	$26,652	$9,163	$9,023
Ratio of expenses to average net assets after waivers (3)	0.74%	0.74%	0.74%	0.70%	0.64%
Ratio of expenses to average net assets before waivers	1.43%	1.38%	1.37%	1.44%	1.49%
Ratio of net investment income to average net assets (3)	5.39%	4.24%	4.24%	5.11%	5.35%
Portfolio turnover rate	15.41%	21.04%	35.74%	35.02%	28.24%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Mid-North American Resources Fund (Class A)

Selected per share data and ratios for the periods indicated

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	7/31/23	7/31/22	7/31/21		7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$5.07	$3.74	$2.59		$4.28	$5.60

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.08	$0.06	$0.04		$0.07	$0.04
Net realized and unrealized gain (loss) on investments (2)	0.23	1.33	1.15		(1.66)	(1.34)
Total from investment operations	$0.31	$1.39	$1.19		$(1.59)	$(1.30)

Less Distributions:
Dividends from net investment income	$(0.08)	$(0.06)	$(0.04)		$(0.10)	$(0.02)
Distributions from return of capital	0.00	0.00	0.00	**	0.00	0.00
Total distributions	$(0.08)	$(0.06)	$(0.04)		$(0.10)	$(0.02)

NET ASSET VALUE, END OF PERIOD	$5.30	$5.07	$3.74		$2.59	$4.28

Total Return (excludes any applicable sales charge)	6.23%	37.38%	46.40%		(37.47%)	(23.11%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$87,706	$95,211	$80,091		$69,684	$158,438
Ratio of expenses to average net assets after waivers (3)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of expenses to average net assets before waivers	1.56%	1.50%	1.60%		1.59%	1.53%
Ratio of net investment income (loss) to average net assets (3)	1.57%	1.36%	1.18%		2.09%	0.79%
Portfolio turnover rate	41.75%	51.12%	71.19%		79.67%	70.73%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Mid-North American Resources Fund (Class C)

Selected per share data and ratios for the periods indicated

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	7/31/23	7/31/22	7/31/21		7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$5.04	$3.71	$2.57		$4.23	$5.53

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.05	$0.04	$0.02		$0.05	$0.01
Net realized and unrealized gain (loss) on investments (2)	0.22	1.32	1.14		(1.64)	(1.31)
Total from investment operations	$0.27	$1.36	$1.16		$(1.59)	$(1.30)

Less Distributions:
Dividends from net investment income	$(0.05)	$(0.03)	$(0.02)		$(0.07)	$0.00
Distributions from return of capital	0.00	0.00	0.00	**	0.00	0.00
Total distributions	$(0.05)	$(0.03)	$(0.02)		$(0.07)	$0.00

NET ASSET VALUE, END OF PERIOD	$5.26	$5.04	$3.71		$2.57	$4.23

Total Return (excludes any applicable sales charge)	5.50%	36.90%	45.65%		(37.78%)	(23.51%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,571	$8,893	$9,451		$9,730	$17,463
Ratio of expenses to average net assets after waivers (3)	2.00%	2.00%	2.00%		2.00%	2.00%
Ratio of expenses to average net assets before waivers	2.06%	2.00%	2.10%		2.09%	2.03%
Ratio of net investment income (loss) to average net assets (3)	1.07%	0.85%	0.68%		1.58%	0.29%
Portfolio turnover rate	41.75%	51.12%	71.19%		79.67%	70.73%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Mid-North American Resources Fund (Class I)

Selected per share data and ratios for the periods indicated

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	7/31/23	7/31/22	7/31/21		7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$5.03	$3.71	$2.57		$4.26	$5.60

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.10	$0.08	$0.06		$0.09	$0.06
Net realized and unrealized gain (loss) on investments (2)	0.22	1.32	1.14		(1.64)	(1.35)
Total from investment operations	$0.32	$1.40	$1.20		$(1.55)	$(1.29)

Less Distributions:
Dividends from net investment income	$(0.10)	$(0.08)	$(0.06)		$(0.14)	$(0.05)
Distributions from return of capital	0.00	0.00	0.00	**	0.00	0.00
Total distributions	$(0.10)	$(0.08)	$(0.06)		$(0.14)	$(0.05)

NET ASSET VALUE, END OF PERIOD	$5.25	$5.03	$3.71		$2.57	$4.26

Total Return (excludes any applicable sales charge)	6.65%	38.17%	47.12%		(37.04%)	(22.84%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$44,404	$42,940	$19,839		$9,069	$20,898
Ratio of expenses to average net assets after waivers (3)	1.00%	1.00%	1.00%		1.00%	1.00%
Ratio of expenses to average net assets before waivers	1.06%	1.00%	1.08%		1.09%	1.03%
Ratio of net investment income to average net assets (3)	2.07%	1.86%	1.68%		2.59%	1.29%
Portfolio turnover rate	41.75%	51.12%	71.19%		79.67%	70.73%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Short Term Government Fund (Class A)

Selected per share data and ratios for the periods indicated

					Two	Period
	Year		Year	Year	Months	From
	Ended		Ended	Ended	Ended	1/21/20* to
	7/31/23		7/31/22	7/31/21	7/31/20	5/31/20
NET ASSET VALUE, BEGINNING OF PERIOD	$8.43		$8.98	$9.22	$9.21	$9.26

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.00	**	$0.07	$0.19	$0.02	$0.09
Net realized and unrealized gain (loss) on investments (2)	(0.18)		(0.47)	(0.14)	0.02	0.02
Total from investment operations	$(0.18)		$(0.40)	$0.05	$0.04	$0.11

Less Distributions:
Dividends from net investment income	$(0.02)		$(0.15)	$(0.29)	$(0.03)	$(0.16)
Total distributions	$(0.02)		$(0.15)	$(0.29)	$(0.03)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$8.23		$8.43	$8.98	$9.22	$9.21

Total Return (excludes any applicable sales charge) #	(2.08%)		(4.51%)	0.50%	0.41%	1.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$308		$703	$724	$15	$15
Ratio of expenses to average net assets after waivers ^ (3)	0.80%		0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers ^	1.33%		1.18%	1.17%	1.33%	1.28%
Ratio of net investment income (loss) to average net assets ^ (3)	(0.10%)		0.84%	2.14%	1.53%	2.68%
Portfolio turnover rate #	60.63%		51.52%	140.79%	16.03%	65.85%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations.
**	Amount is less than ($0.005).

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Short Term Government Fund (Class I)

Selected per share data and ratios for the periods indicated

				Two
	Year	Year	Year	Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	5/31/20	5/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$8.44	$8.98	$9.22	$9.21	$9.30	$9.36

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.01	$0.09	$0.22	$0.03	$0.36	$0.29
Net realized and unrealized gain (loss) on investments (2)	(0.18)	(0.46)	(0.15)	0.01	(0.05)	(0.05)
Total from investment operations	$(0.17)	$(0.37)	$0.07	$0.04	$0.31	$0.24

Less Distributions:
Dividends from net investment income	$(0.03)	$(0.17)	$(0.31)	$(0.03)	$(0.40)	$(0.30)
Total distributions	$(0.03)	$(0.17)	$(0.31)	$(0.03)	$(0.40)	$(0.30)

NET ASSET VALUE, END OF PERIOD	$8.24	$8.44	$8.98	$9.22	$9.21	$9.30

Total Return (excludes any applicable sales charge) #	(1.97%)	(4.18%)	0.75%	0.46%	3.25%	2.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$14,704	$19,609	$31,576	$34,741	$21,038	$17,418
Ratio of expenses to average net assets after waivers ^ (3)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets before waivers ^	1.08%	0.93%	0.93%	1.08%	1.21%	1.24%
Ratio of net investment income (loss) to average net assets ^ (3)	0.15%	1.09%	2.38%	1.78%	3.88%	3.11%
Portfolio turnover rate #	60.63%	51.52%	140.79%	16.03%	65.85%	15.24%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity Dividend Summit Fund
Integrity Growth & Income Fund
Integrity High Income Fund
Integrity Mid-North American Resources Fund
Integrity Short Term Government Fund

1 Main Street North "¢ Minot, ND 58703 "¢ 701-852-5292
PO Box 500 "¢ Minot, ND 58702
PO Box 759 "¢ Minot, ND 58702
800-276-1262 "¢ Marketing "¢ Fax 701-838-4902
800-601-5593 "¢ Transfer Agent "¢ Fax 701-852-2548

Investment Adviser

Viking Fund Management, LLC
PO Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702

Custodian

UMB Bank, NA
Institutional Custody
928 Grand Blvd
Kansas City, MO 64105

Transfer Agent

Integrity Fund Services, LLC
PO Box 759
Minot, ND 58702

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave Ste 800
Cleveland, OH 44115

Legal Counsel

Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601

To learn more about the Funds, you may want to read the Funds’ SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the prospectus, which means that you should consider the contents of the SAI to be part of this prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Call Integrity Funds Distributor at 800-276-1262 to request a free copy of the Funds’ SAI, annual report, semi-annual report, or other Fund information or to make inquiries, or visit the Funds’ website at www.integrityvikingfunds.com.

Prospective investors and shareholders who have questions about the Funds may write to:

Integrity Funds Distributor, LLC
PO Box 500
Minot, ND 58702
or call 800-276-1262

The general public can review and copy information about the Funds (including the SAI) on the EDGAR Database on the SEC’s website at http://www.sec.gov. Reports and other information about the Funds are also available for free on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Please refer to the Funds’ Investment Company Act File No. 811-07322 when seeking information about the Funds from the SEC.

APPENDIX A--INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS
AND DISCOUNTS

The sales charge reductions and waivers applicable to Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management are set forth below. The financial intermediary-specific information below is provided by, or based on information provided by, the financial intermediaries noted. Each financial intermediary's transaction procedures, including the sales charge reductions and waivers set forth below, are implemented by and are the responsibility of the applicable financial intermediary set forth below, not the Fund. You should consult with your intermediary for additional information or if you have questions regarding its sales charge reductions and waivers.

Policies Regarding Transactions through Edward D. Jones & Co., L.P. ("Edward Jones" )

The following information has been provided by Edward Jones:

Effective on or after January 1st, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders" ) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints" ) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI" ) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Integrity/Viking Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

"¢              Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA" )

*

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Integrity/Viking Fund held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups" ). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

*

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

*	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI" )

*

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

*

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

*

Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

*	Shares purchased in an Edward Jones fee-based program.

*

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment. Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

o    The redemption and repurchase occur in the same account .

o   The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

*

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

*	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

*	Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions
*	Purchases of Class 529 shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge ("CDSC" ) Waiver

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

*	The death or disability of the shareholder.

*	Systematic withdrawals with up to 10% per year of the account value.

*	Return of excess contributions from an Individual Retirement Account (IRA).

*

Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

*	Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

*	Shares exchanged in an Edward Jones fee-based program.

*	Shares acquired through NAV reinstatement.

*	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

*	Initial purchase minimum: $250

*	Subsequent purchase minimum: none

Minimum Balances

*	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

	*	A fee-based account held on an Edward Jones platform

	*	A 529 account held on an Edward Jones platform

	*	An account with an active systematic investment plan or LOI

Exchanging Share Classes

*	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Shareholders Purchasing Fund Shares through Raymond James and its Affiliates

The following information is provided by Raymond James and its affiliates:

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC" ) waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James" )

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James

*	Shares purchased in an investment advisory program.

*	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

*	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

*

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Classes A, B and C Shares available at Raymond James

*	Death or disability of the shareholder.

*	Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

*	Return of excess contributions from an IRA Account.

*	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund's prospectus.

*	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

*	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

*	Breakpoints as described in this prospectus.

*

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

*

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Shareholders Purchasing Fund Shares through Oppenheimer & Co and its Affiliates

The following information is provided by Oppenheimer & Co. Inc. ("OPCO" ) and its affiliates:

Effective on or after March 17, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

*

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

*	Shares purchased by or through a 529 Plan

*	Shares purchased through a OPCO affiliated investment advisory program

*	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

*

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

*	Employees and registered representatives of OPCO or its affiliates and their family members

*	Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

*

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

CDSC Waivers on A and C Shares available at OPCO

*	Death or disability of the shareholder

*	Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus

*	Return of excess contributions from an IRA Account

*

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

*	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

*	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

*	Breakpoints as described in this prospectus.

*

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Shareholders Purchasing Fund Shares through Robert W. Baird & Co. ("Baird" )

Effective on or after September 2, 2020, shareholders purchasing Fund shares through an Baird platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-End Sales Waivers on Class A Shares Available at Baird

*	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

*	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

*

Shares purchased using the proceeds of redemptions from an Integrity/Viking Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

*

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

*

A shareholder in the Fund's Class C Shares will have their share converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

CDSC Waivers on Class A Shares Available at Baird

*	Shares sold due to death or disability of the shareholder

*	Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

*	Shares bought due to returns of excess contributions from an IRA Account

*

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as may be described in the Fund's prospectus

*	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

*	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

*	Breakpoints as described in this prospectus.

*

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Integrity/Viking Fund assets held by accounts within the purchaser's household at Baird. Eligible Integrity/Viking Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

*	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Integrity/Viking Funds through Baird, over a 13-month period of time

Shareholders Purchasing Fund Shares through Morgan Stanley Wealth Management
("Morgan Stanley" )

The following information is provided by Morgan Stanley and its affiliates:

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley

*

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

*	Morgan Stanley employee and employee-related accounts according to MSSB's account linking rules

*	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

*	Shares purchased through a Morgan Stanley self-directed brokerage account

*

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

*

Shares purchased from the proceeds of redemptions within the same fund family, provided the repurchase occurs within 90 days' following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Statement of Additional Information
November 30, 2023

THE INTEGRITY FUNDS
Class A, Class C, and Class I Shares

INTEGRITY DIVIDEND HARVEST FUND
Class A: IDIVX; Class C: IDHCX; and Class I: IDHIX

INTEGRITY DIVIDEND SUMMIT FUND
Class A: APAYX; Class C: CPAYX; and Class I: IPAYX

INTEGRITY GROWTH & INCOME FUND
Class A: IGIAX; Class C: IGIUX; and Class I: IGIVX

INTEGRITY HIGH INCOME FUND
Class A: IHFAX; Class C: IHFCX; and Class I: IHFIX

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND
Class A: ICPAX; Class C: ICPUX; and Class I: ICWIX

INTEGRITY SHORT TERM GOVERNMENT FUND
Class A: MDSAX; and Class I: MDSIX

PO Box 500
Minot, North Dakota 58702
701-852-5292
800-601-5593 "¢ Transfer Agent
800-276-1262 "¢ Marketing

The Integrity Dividend Harvest Fund, Integrity Dividend Summit Fund, Integrity Growth & Income Fund, Integrity High Income Fund, Integrity Mid-North American Resources Fund, and Integrity Short Term Government Fund (each a "Fund" and collectively, the "Funds" ) are mutual funds that offer shares pursuant to a prospectus dated November 30, 2023 ("Prospectus" ). This Statement of Additional Information ("SAI" ) is not a prospectus. It contains information in addition to the information in the Funds' Prospectus. The Funds' Prospectus, which may be amended from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' Prospectus.

The Funds' audited financial statements for the most recently completed fiscal year, including the notes thereto and the independent registered public accounting firm's report, thereon, included in the annual report to shareholders (the "Annual Report" ), are hereby incorporated into this SAI by reference.

For a free copy of the current Prospectus or annual report, contact your investment representative, call 800-276-1262, or you may access the Prospectus and the Funds' semi-annual and annual reports from the Funds' website at www.integrityvikingfunds.com.

Mutual funds:

Â●         are not insured by the FDIC or any other government agency;

Â●         have no bank guarantees;

Â●         may lose value, so an investor may lose money

TABLE OF CONTENTS

THE INTEGRITY FUNDS	B-1

INVESTMENT RESTRICTIONS	B-1

DESCRIPTION OF INVESTMENT TECHNIQUES AND RISKS	B-4

ADDITIONAL INFORMATION	B-24

PORTFOLIO HOLDINGS DISCLOSURE	B-25

TRUSTEES AND OFFICERS	B- 26

ORGANIZATION AND CAPITALIZATION	B- 31

SHAREHOLDER AND TRUSTEE LIABILITY	B-32

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B- 32

INVESTMENT ADVISER	B-35

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR	B- 44

CUSTODIANS	B- 45

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B- 45

COUNSEL	B- 46

THE UNDERWRITER	B- 46

PROXY VOTING POLICY	B- 49

PORTFOLIO TRANSACTIONS	B- 50

PURCHASE AND REDEMPTION OF SHARES	B- 51

NET ASSET VALUE	B- 59

EXPENSES OF THE FUNDS	B- 60

TAXATION OF THE FUNDS	B- 60

FINANCIAL STATEMENTS	B- 66

APPENDIX A--DESCRIPTION OF SHORT-TERM AND LONG-TERM OBLIGATION RATINGS	B- 67

THE INTEGRITY FUNDS

The Integrity Funds (the "Trust" ) was established as a statutory trust under Delaware law by a Certificate of Trust dated October 31, 1997. The Trust is registered with the Securities and Exchange Commission ("SEC" ) as an open-end management investment company ("mutual fund" ) consisting of six separate series: Integrity Dividend Harvest Fund (the "Dividend Harvest Fund" ), Integrity Dividend Summit Fund (the "Dividend Summit Fund" ), Integrity Growth & Income Fund (the "Growth & Income Fund" ), Integrity High Income Fund (the "High Income Fund" ), Integrity Mid-North American Resources Fund (the "MNA Resources Fund" ), Integrity Short Term Government Fund (the "Short Term Government Fund" ), all of which are diversified funds , except for the Dividend Summit Fund. The Board of Trustees of the Trust (the "Board of Trustees" or the "Board" ) may create additional funds as it deems appropriate.

Viking Fund Management, LLC ("Viking Management" or the "Investment Adviser" ) has acted as investment adviser to Dividend Harvest Fund, Dividend Summit Fund and MNA Resources Fund since their inceptions. The Investment Adviser has acted as investment adviser to each of the Growth & Income Fund and the High Income Fund since August 1, 2009 . Prior to August 1, 2009, Integrity Money Management, Inc. ("Integrity Money Management" ) acted as investment adviser to all of the then existing Funds. J.P. Morgan Investment Management Inc. ("JPMIM" or the "Sub-Adviser" ) serves as sub adviser to the High Income Fund. M.D. Sass , LLC ("M.D. Sass" or the "Sub-Adviser" ) serves as sub-adviser to the Short Term Government Fund. The term "Integrity/Viking Funds" and "Fund Complex" refers to all of the mutual funds advised by Viking Management, which includes the Funds and six series of Viking Mutual Funds known as the Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, Oklahoma Municipal Fund, Viking Tax-Free Fund for Montana, and Viking Tax-Free Fund for North Dakota.

Before the Short Term Government Fund commenced operations, the assets of the M.D. Sass Short Term U.S. Government Agency Income Fund (the "Predecessor Fund" ), a series of Trust for Professional Managers, were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (the "Reorganization" ) between the Trust, on behalf of the Fund, and Trust for Professional Managers, on behalf of the Predecessor Fund. The Reorganization occurred on January 17, 2020. The Predecessor Fund offered one class of shares, Institutional Class. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund's Institutional Class shares was assumed by the Short Term Government Fund's Class I shares. Class A shares of the Short Term Government Fund commenced operations on January 21, 2020.

The MNA Resources Fund is a successor to a fund that was previously a series of The Willamette Funds, from April 1, 2001 to September 19, 2003, and The Coventry Group prior to April 1, 2001 (each, a "Predecessor Series" ). Willamette Asset Managers, Inc. ("Willamette" ) served as investment adviser to the Predecessor Series. The Growth & Income Fund is the successor to a fund that was a series of the IPS Funds, a registered investment company, since the Fund's inception date. Prior to April 22, 2005, IPS Advisory, Inc. ("IPS Advisory" ) served as investment adviser to the Growth & Income Fund.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus.

The investment objectives of each Fund are as follows:

*	The Dividend Harvest Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital.

*	The Dividend Summit Fund seeks to maximize qualified dividend income with long term appreciation as a secondary objective.

*	The Growth & Income Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.

*	The High Income Fund seeks a high level of current income with capital appreciation as a secondary objective.

*	The MNA Resources Fund seeks to provide long-term capital appreciation.

*	The Short Term Government Fund seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.

INVESTMENT RESTRICTIONS

For purposes of all investment policies of a Fund: (i) the references to the Investment Company Act of 1940 (the "1940 Act" ) include the rules thereunder, interpretations of the SEC, and any exemptive order upon which a Fund may rely; and (ii) the references to the Internal Revenue Code of 1986, as amended (the "Code" ) include the rules thereunder, Internal Revenue Service ("IRS" ) interpretations, and any private letter ruling or similar authority upon which a Fund may rely. Except with respect to the fundamental policy relating to borrowing money as set forth in (1) below, or as required by the 1940 Act or the Code, or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

Fundamental Investment Restrictions

The fundamental policies of a Fund cannot be changed without the affirmative vote of the lesser of: (i) 50% of the outstanding shares of the Fund; or (ii) 67% of the shares of the Fund present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented.

The Funds, as a matter of fundamental policy, may not without the affirmative vote described above:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.

concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that, in the case of the Short Term Government Fund, the Fund will invest at least 25% of its total assets (in the aggregate) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.

with respect to each Fund other than the Short Term Government Fund, purchase physical commodities or contracts relating to physical commodities; and, with respect to the Short Term Government Fund, purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Short Term Government Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities; or

7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund's total assets from banks, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, "senior securities" are generally fund obligations that have a priority over the fund's common shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased to the extent of the fund's gross assets.

With respect to the fundamental policy relating to concentration in (3) above, the 1940 Act does not define what constitutes "concentration" in an industry. The staff of the SEC has taken the position that the investment of 25% or more of a fund's assets in securities of one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. For purposes of this policy, the Funds classify issuers pursuant to the National American Industry Classification (NAICS). A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

With respect to the fundamental policy relating to underwriting securities in (4) above, the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

Non-Fundamental Investment Restrictions

The Board of Trustees may change a non-fundamental policy of a Fund without shareholder approval.

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Dividend Harvest Fund, the Dividend Summit Fund, the High Income Fund, and the MNA Resources Fund. As non-fundamental policies, the Dividend Harvest Fund, the Dividend Summit Fund, the High Income Fund, and the MNA Resources Fund:

1.

will not invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act" ) or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements, and instruments evidencing loans of securities. Such securities may, however, become a part of a Fund's assets through a merger, exchange, or recapitalization involving securities already held in a Fund, and the High Income Fund may invest in Rule 144A restricted securities with or without registration rights;

2.

will not purchase securities on margin or sell securities short except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund's registration statement;

3.	may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Funds by the SEC; and

4.

may not invest in or sell puts or calls except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund's registration statement.

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Growth & Income Fund. As non-fundamental policies, the Growth & Income Fund will not:

1.

mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) in the fundamental policies above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales, and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation;

2.

enter into reverse repurchase agreements. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding;

3.

purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving permitted investments and techniques;

4.	effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short;

5.	purchase or sell put or call options; and

6.	invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Further, as a non-fundamental policy, the Growth & Income Fund may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Growth & Income Fund by the SEC.

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Short Term Government Fund. As non-fundamental policies, the Short Term Government Fund:

1.	will, under normal circumstances, invest in accordance with the 95% policy set forth in the prospectus;

2.	may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Fund by the SEC; and

3.	may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities.

The Funds listed below have non-fundamental investment policies obligating such a Fund to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Fund's name. For purposes of such an investment policy, "assets" includes the Fund's assets, as well as any amounts borrowed for investment purposes. The Board of Trustees has adopted a policy to provide investors with at least 60 days' notice prior to any change in such an investment policy. Any notice required to be delivered to shareholders of such Funds for the purpose of announcing an intended change in the non-fundamental policy listed below will be provided in a separate written document. Each such notice will contain, in boldface type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered.

*	Under normal market conditions, the Dividend Harvest Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities.

*

Under normal market conditions, the High Income Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in corporate bonds rated Baa by Moody's Investors Service, Inc. ("Moody's" ) or BBB by S&P Global Ratings ("S&P" ) or lower.

*

Under normal market conditions, the MNA Resources Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the stock of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Mid-North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan (herein referred to as the "Region" ). To pursue this strategy, the MNA Resources Fund invests primarily in companies that are (i) headquartered or maintain their principal place of business in the Region, or (ii) during the issuer's most recent fiscal year, derived at least 50% of their revenues from goods produced or sold, investments made, or services performed in the Region, or (iii) during the issuer's most recent fiscal year, have at least 50% of their assets in the Region, each as determined at the time of purchase.

DESCRIPTION OF INVESTMENT TECHNIQUES AND RISKS

The following is a description of the various types of securities the Funds may buy and certain of the accompanying risks. A more complete discussion of the principal investment strategies and principal risks of the Funds is set forth in the Prospectus. The Funds may not necessarily buy all of these securities or use all of these techniques.

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objectives and policies of the Funds as set forth in the Prospectus.

Equity Securities

The Funds may invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect a Fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Equity securities in which the Funds may invest include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. The Funds may also invest in warrants and rights related to common stocks.

Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Debt Securities

The Funds may invest in foreign or domestic debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities (generally known as "junk bonds" ), rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. See "Lower Rated or Unrated Securities" below.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to Interest Rate and Economic Changes: Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing, and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

Payment Expectations: Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and Valuation: There may be little trading in the secondary market for particular debt securities, which may affect adversely a Fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

See also "Foreign Investments" below.

Securities with Equity and Debt Characteristics

The Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible, preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for Fund investment limit purposes.

Convertible bonds, convertible preferred stocks, and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

Warrants

The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, may be considered a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security may be magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. government, or by its agencies or instrumentalities. U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

U.S. Treasury Securities: U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal Agency Securities: The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association ("GNMA" or "Ginnie Mae" ), the Veterans Administration ("VA" ), the Federal Housing Administration ("FHA" ), the Export-Import Bank ("Exim Bank" ), the Overseas Private Investment Corporation ("OPIC" ), the Commodity Credit Corporation ("CCC" ), and the Small Business Administration ("SBA" ).

Other Federal Agency and Entity Obligations

The Funds may invest in other federal agency and entity obligations. Additional federal agency and entity securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac" ), Federal National Mortgage Association ("FNMA" or "Fannie Mae" ), Tennessee Valley Authority, and Federal Farm Credit Bank System.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship overseen by the Federal Housing Finance Agency ("FHFA" ). The entities are dependent upon the continued support of the U.S. Department of the Treasury and the FHFA in order to continue their business operations. This, among other factors, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Foreign Government Obligations

The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities, or political subdivisions. These securities may be denominated in United States dollars or in another currency. See "Foreign Investments."

Bank Obligations

Each Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers' acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper

The Funds may invest in commercial paper. Commercial paper consists of unsecured promissory notes (including Master Notes) issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and an investment adviser or sub-adviser acting as agent, for no additional fee, in its capacity as investment adviser or a sub-adviser to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Investment Adviser or Sub-Adviser, or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Investment Adviser or the Sub-Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Investment Adviser or the Sub-Adviser. Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO" ). The Funds may also invest in commercial paper that is not rated but is determined by the Investment Adviser, under guidelines established by the Board of Trustees, to be of comparable quality.

Other Fixed-Income Securities

Other fixed-income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments, including repurchase agreements "collateralized fully," as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar-denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act.

Variable Amount Master Demand Notes

The Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Investment Adviser or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes

The Funds may invest in variable and floating rate notes. A variable rate note is one whose terms provide for the value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments

The Funds may invest in certain obligations or securities of foreign issuers. Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, and legal standards and practices in some countries; changing local, regional, and global economic, political, and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

Emerging and developing markets have greater risks than more mature foreign markets. Developing or emerging market countries generally have less developed securities markets or exchanges and they may be subject to greater political, social and economic instability. Securities of issuers in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes and have high inflation rates. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Additional costs could be incurred in connection with a Fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Depositary Receipts

The Funds' investments may include securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts ("ADRs" ), Global Depositary Receipts ("GDRs" ), and European Depositary Receipts ("EDRs" ). ADRs are depositary receipts normally issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market. Depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Investments in Small and Unseasoned Companies

The Funds may invest in small and unseasoned companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, limited product lines, limited markets, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources and can be more susceptible to losses. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. They may be followed by fewer investment research analysts and may be subject to wider price swings than stocks of other companies. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

When-Issued, Delayed Delivery, and Forward Commitment Transactions

The Funds may enter into commitments to purchase or sell securities at a future date. When a Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When a Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

The Funds will not use these transactions for the purpose of leveraging. After a transaction is entered into, a Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, a Fund may sell such securities.

The Funds may also enter into "roll" transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The Funds assume the risk of price and yield fluctuations during the time of the commitment.

Lower-Rated or Unrated Securities

Securities rated Baa by Moody's or BBB by S&P or lower, or deemed of comparable quality by the Investment Adviser or the Sub-Adviser, may have speculative characteristics. Securities rated below investment grade (i.e., Ba or BB or lower), or deemed of comparable quality by the Investment Adviser or the Sub-Adviser (i.e., "junk bonds" ), have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, generally have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing; to have a current identifiable vulnerability to default; to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial, or economic conditions; and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as the secondary market for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions, and investment companies. In addition, the trading market for lower-rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring it to rely more on judgment. Less liquid secondary markets may also affect a Fund's ability to sell securities at their fair value. In addition, each Fund may invest a portion of its net assets in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund's assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund's share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of certain of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities

The Funds may invest in "zero coupon" U.S. Treasury, foreign government, and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes, and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal income tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Derivatives Transactions

The Funds are permitted to engage in derivatives transactions as set forth below; however, the Funds currently do not intend to engage in derivatives transactions.

Hedging

Except as indicated, the following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

Each Fund other than the Dividend Harvest Fund and the Dividend Summit Fund may engage in certain hedging transactions. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. Such Funds are permitted to enter into these transactions solely for the following purposes:

*	to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased;

*	to close out or offset existing positions; or

*	for the High Income Fund, to manage the portfolio's duration.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange-traded funds ("ETFs" ), or stock indexes; entering into stock index futures contracts; or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Funds will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds other than the Dividend Harvest Fund and the Dividend Summit Fund may engage in transactions in futures contracts and options on futures contracts. Such Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 ("Rule 4.5" ) promulgated under the Commodity Exchange Act (the "CEA" ), as amended, by the Commodity Futures Trading Commission (the "CFTC" ). Under Rule 4.5, the investment adviser of a fund may claim an exclusion from the definition of the term "commodity pool operator" with respect to such fund if the requirements of such rule are met. The Funds (including the Dividend Harvest Fund and the Dividend Summit Fund) are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures Transactions

The following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

Each Fund other than the Dividend Harvest Fund and the Dividend Summit Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts, or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund's securities investments. When a futures contract is executed, each party may deposit with a futures commission merchant ("FCM" ) or broker (its "Contracts Custodian" ), or in a segregated custodial account, a specified percentage of the contract amount (called the initial margin) and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or Contracts Custodian or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered. In the event of the bankruptcy or insolvency of an FCM or Contracts Custodian that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM's or Contracts Custodian's other customers, potentially resulting in losses to the Fund.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the ability of the Investment Adviser or the Sub-Adviser to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser or the Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange, or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house, or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of any of the Funds that may engage in such transactions. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures

The following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

Each Fund other than the Dividend Harvest Fund and the Dividend Summit Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Investment Adviser or the Sub-Adviser anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

The High Income Fund may use futures and options on futures for duration management.

Stock Index Futures

The following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

Each Fund other than the Dividend Harvest Fund and the Dividend Summit Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio, that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

Each Fund other than the Dividend Harvest Fund and the Dividend Summit Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Investment Adviser or the Sub-Adviser anticipates an advance, each Fund other than the Dividend Harvest Fund and the Dividend Summit Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund's successful use of stock index futures contracts depends upon the ability of the Investment Adviser or the Sub-Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund's portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Forward Foreign Currency Exchange Contracts

The following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

Each Fund other than the Dividend Harvest Fund and the Dividend Summit Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by such a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract ("forward contract" ) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Foreign Currency Futures Transactions

The following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds other than the Dividend Harvest Fund and the Dividend Summit Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, such Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

Foreign Currency Options

The following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either the seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

Each Fund other than the Dividend Harvest Fund and the Dividend Summit Fund may write foreign currency options that are "covered." A call option written will be considered "covered" if (a) the Fund owns the underlying currency, (b) the Fund has an absolute and immediate right to acquire the currency without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same currency where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase. A put option written will be considered "covered" if the Fund holds a put on the same currency as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. In addition, a Fund will not permit the option to become uncovered without entering into a closing purchase transaction as described in "Options on Securities" below.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund that may do so against an adverse movement in the value of a foreign currency, it would not limit the gain that could result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Options on Securities

The following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

The Dividend Harvest Fund and the Dividend Summit Fund will not engage in options transactions on securities. Each of the Growth & Income Fund, the High Income Fund, and the MNA Resources Fund may purchase put options only on equity securities (including securities of ETFs) held in its portfolio and write call options and put options on stocks. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an "over-the-counter" transaction). Each of the foregoing Funds may write (sell) "covered" call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation ("OCC" ), a writer is required to deposit in escrow the underlying security or other assets in accordance with the OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Investment Adviser or the Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund. Alternatively, notwithstanding the foregoing, options may be written strictly for hedging purposes.

Each of the Growth & Income Fund, the High Income Fund, and the MNA Resources Fund may write only call options that are "covered." A call option is "covered" if (a) the Fund owns the security underlying the call, (b) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated), or (c) the Fund holds a call on the same security where the exercise price of the call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written. In addition, a Fund will not permit the call to become uncovered without entering into a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a "closing purchase transaction" through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. The writing of covered call options is generally a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Investment Adviser or the Sub-Adviser in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund wishes to sell a particular security from its portfolio on which it has written a call option, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be subject to market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. A Fund may occasionally purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with the OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund that engages in options transactions may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or the Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option helps to protect against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Investment Adviser or the Sub-Adviser feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option, the market price for the underlying security remains at or above the put option's strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase. A put option will be considered "covered" if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a "closing purchase transaction" through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all.

A Fund that engages in options transactions may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right (but not the obligation) to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the "premium." If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option's strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options

The following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

Except as described below, each of the Growth & Income Fund, the High Income Fund, and the MNA Resources Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, it may be required to pledge to a broker as collateral for the option any combination of "qualified securities" (which consists of cash, U.S. Government securities, or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

Risks of Transactions in Stock Options

The following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

Purchases and sales of options involve the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund that engages in options transactions will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes

The following discussion does not apply to the Dividend Harvest Fund and the Dividend Summit Fund.

With respect to the Growth & Income Fund, the High Income Fund, and the MNA Resources Fund, a purchase and sale of options on stock indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options. The Dividend Harvest Fund and the Dividend Summit Fund will not engage in purchases or sales of options on stock indexes.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the ability of the Investment Adviser or the Sub-Adviser to correctly predict movements in the direction of the stock market or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if the trading of certain stocks included in the stock index is interrupted. Trading in the stock index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each applicable Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Funds will not purchase or sell stock index option contracts unless and until, in the opinion of the Investment Adviser or the Sub-Adviser, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Real Estate Investment Trusts

The Funds may invest in securities of real estate investment trusts ("REITs" ). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial, or industrial real estate. A REIT is not taxed at the entity level on income and gain distributed to its shareholders or unitholders if it distributes to shareholders or unitholders, among other things, at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets, and income.

REITs generally can be classified as follows:

Equity REIT: invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation that are realized through property sales

Mortgage REIT: invests the majority of its assets in real estate mortgage loans and services with its income primarily stemming from interest payments

Hybrid REIT: combines the characteristics of an Equity REIT and a Mortgage REIT

Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve specific risks. The real estate industry can be subject to substantial fluctuations and declines on a local, regional, and national basis. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. These factors may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and financial risks through breaches in cybersecurity. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to a Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of a Fund and its service providers. Cybersecurity issues may result in, among other things, financial losses to a Fund and its shareholders; the inability of a Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of a Fund's NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. A Fund's service providers, financial intermediaries, companies in which a Fund invests and parties with which a Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity risks, resulting in losses to a Fund or its shareholders. There can be no guarantee that any risk management systems established to address cybersecurity risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. A Fund's share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

Economic and Market Events Risk

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to reign in elevated levels of inflation. Past government intervention, including that of the Federal Reserve, aimed at supporting financial markets, have been reduced and/or ended. Continued reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund's investments may be negatively affected.

Structured Securities

The Funds may purchase any type of publicly traded or privately negotiated fixed-income security, including mortgage-backed securities; structured notes, bonds, or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities ("MBSs" ), such as those issued by the Government National Mortgage Association ("GNMA" ), Federal National Mortgage Association ("FNMA" ), Federal Home Loan Mortgage Corporation ("FHLMC" ) and, certain foreign issuers. (See "Other Federal Agency and Entity Obligations" above regarding conservatorship of FNMA and FHLMC.) MBSs represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations ("CMOs" ). The mortgages backing these securities include, among other mortgage instruments: conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. In addition, the guarantees do not extend to the yield or value of a Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage, and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on several factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charges. Actual prepayment experience may cause the yield of MBSs to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the MBSs are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the MBSs, and this delay reduces the effective yield to the holder of such securities.

MBSs may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class MBSs are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the mortgage-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include separate trading of registered interest and principal of securities ("STRIPS" ) (MBSs entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-MBSs, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

MBSs, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such MBSs if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

Asset-Backed Securities

The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which a Fund may invest. For example, automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds, and Debentures

The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the "Reference" ) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations

The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal and interest as well as any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may invest in fixed and floating rate loans ("Loans" ) arranged through private negotiations between a foreign government (a "Borrower" ) and one or more financial institutions ("Lenders" ). The majority of a Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations" ) and assignments of portions of Loans from third parties ("Assignments" ). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Reinsurance Related Notes and Bonds

The Funds may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, a Fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Illiquid and Restricted Securities

Illiquid securities are any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board of Trustees has adopted a Liquidity Risk Management Program as required by Rule 22e-4 under the 1940 Act, pursuant to which the administrator of the Liquidity Risk Management Program (the "Liquidity Risk Management Program Administrator" ) determines and monitors each security's liquidity. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price. In the event that the Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

To the extent consistent with its investment policies, a Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act. Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund's valuation of these securities will reflect relevant liquidity considerations.

Borrowing

A Fund may borrow to increase its portfolio holdings of securities. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings, subject to limited exceptions. A Fund will limit its borrowing to an amount not to exceed one-third of its total assets. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. If a Fund's asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Securities of Other Investment Companies

The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by SEC rules or an SEC exemptive order. Under rules promulgated by the SEC under the 1940 Act, subject to satisfaction of certain conditions, the Funds may invest in money market funds without any percentage limitation. These rules generally were intended to permit "cash sweep" arrangements in which a fund invests available cash in money market funds rather than directly in short-term instruments. See "Short-Term Investments."

The risks of investing in a particular investment company will generally reflect the risks of the securities in which the investment company invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If a Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which a Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

Exchange-Traded Funds ("ETFs" )

The SEC has issued exemptive orders to certain ETFs (such as iShares Trust and iShares, Inc.) that permit investment companies to invest in the various series of the respective ETF beyond certain of the investment limitations imposed under the 1940 Act, subject to certain terms and conditions, including that such investment companies enter into an agreement with the respective ETF. A Fund may seek to qualify to invest in such ETFs in excess of the 1940 Act investment limitations, if applicable.

Closed-End Funds

Subject to the applicable limitations of the 1940 Act, a Fund may invest in closed-end funds. Closed-end funds are subject to various risks, including management's ability to meet the closed-end fund's investment objective, and to manage the closed-end fund's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change. Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock and through borrowings. While leverage often serves to increase the yield of closed-end funds, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. In addition, closed-end funds are subject to their own annual fees and expenses, including a management fee. Such fees reduce the potential benefits associated with owning a closed-end fund and are in addition to the Fund's expenses.

Business Development Companies

Subject to the limitations of the 1940 Act, a Fund may invest in business development companies ("BDCs" ). BDCs are a type of closed-end company regulated under the 1940 Act, which typically invest in and lend to small and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change.

Repurchase Agreements

The Funds may enter into repurchase agreements under which a Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. A Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities.

Loans of Portfolio Securities

Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice (as used herein, "business day" shall denote any day on which the New York Stock Exchange ("NYSE" ) and the Contracts Custodian (if applicable) are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees, including fees to the Sub-Adviser or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Investment Adviser, the Sub-Adviser, Integrity Fund Services, LLC ("Integrity Fund Services" or the "Transfer Agent" ), or Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or the "Distributor" ), unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against the Box

To the extent consistent with its investment policies, a Fund may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if, at the time of the short sale, the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by the Fund to lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, no more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any particular time.

A Fund (other than the Dividend Harvest Fund and the Dividend Summit Fund) may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale" ) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales "Against the Box" )

The Funds may occasionally sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box" ) will not exceed 10% of a Fund's assets.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale. A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.

Municipal Securities

The Funds may invest in municipal securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term "municipal securities" if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair, or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal income tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation, and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

A Fund may invest in "private activity" bonds. A Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies, and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Proposals have been introduced to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "flat tax" and "value added tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. The Short Term Government Fund does not expect to qualify to pass through to shareholders the tax-exempt character of interest on municipal securities.

Short-Term Investments

When a Fund is investing for cash management purposes to keep cash on hand fully invested, it may invest in money market mutual funds and/or high quality short-term fixed-income securities without any percentage limitation. In addition to the risks discussed in "Securities of Other Investment Companies" above, an investment by the Funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Investments in Natural Resources Companies (MNA Resources Fund)

The MNA Resources Fund may invest a significant portion of its assets in securities issued by companies with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources ("Natural Resources Companies" ). There are risks associated with investments in Natural Resources Companies, including without limitation those described below:

Commodity Price Risk: Natural resources commodity prices have been very volatile in the past and such volatility may continue. Natural Resources Companies engaged in crude oil and natural gas exploration, development, or production, natural gas gathering and processing crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodities prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain Natural Resources Companies due to the potential impact on the volume of commodities transported, processed, stored, or distributed. Some Natural Resources Companies that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of Natural Resources Companies' securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices.

Cyclicality Risk: The highly cyclical nature of the natural resources sector may affect the earnings or operating cash flows of Natural Resources Companies.

Supply Risk: A significant decrease in the production of natural gas, crude oil, coal, or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income, and operating cash flows of Natural Resources Companies.

Demand Risk: A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil, and refined petroleum products could adversely affect a Natural Resources Company's revenues and cash flows.

Sub-Sector Specific Risks: Natural Resources Companies are also subject to risks that are specific to the particular sub-sector of the natural resources sector in which they operate.

Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing, or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and Production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.

Regulatory Risk: The profitability of Natural Resources Companies could be adversely affected by changes in the regulatory environment. Natural Resources Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity.

Risks of Legislation and Regulatory Initiatives Relating to Hydraulic Fracturing: The Fund may invest in companies that engage in hydraulic fracturing. Federal and state legislation and regulatory initiatives relating to hydraulic fracturing (also referred to as "fracing" ) could result in increased costs and additional operating restrictions or delays affecting a significant portion of the companies in which the Fund invests. Hydraulic fracturing involves the injection of water, sand, and chemicals under pressure into rock formations to stimulate oil or natural gas production. Due to concerns raised relating to potential impacts of hydraulic fracturing on groundwater quality, regulations have been enacted at the federal level and legislative and regulatory efforts in some states have been initiated or implemented to render permitting, disclosure and compliance requirements more stringent for hydraulic fracturing or prohibit the activity altogether. Additionally, the Environmental Protection Agency has been, and continues to be involved in studies relating to hydraulic fracturing. Further, Congress has, from time to time, considered adoption of legislation to provide for federal regulation of hydraulic fracturing and to require the disclosure of chemicals used in the hydraulic fracturing process. Any federal, state or local laws, implementing regulations or other legal requirements imposing disclosure, regulatory or reporting obligations on, or otherwise limiting, the hydraulic fracturing process, may make it more difficult and expensive to perform hydraulic fracturing, which, for affected companies, could result in limitations on the productive capability of certain oil and gas wells, operational delays, and increased costs of compliance and doing business and, in addition, could adversely affect the value of such companies' securities.

Catastrophe Risk: The operations of Natural Resources Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining, or marketing of coal, natural gas, natural gas liquids, crude oil, refined petroleum products, or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks, or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires, and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products, or other hydrocarbons; and fires and explosions. If a significant accident or event occurs that is not fully insured, it could adversely affect the Natural Resources Companies' operations and financial condition.

ADDITIONAL INFORMATION

There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case Fund management and the Board may determine to liquidate the Fund at a time that may not be opportune for shareholders.

Growth & Income Fund

The Growth & Income Fund seeks companies that the Investment Adviser believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate. The Investment Adviser believes that addressing ethical issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its computer franchise. The Investment Adviser believes that top quality management teams who successfully balance their companies' business interests with their ethical concerns may be able to gain significant competitive advantages over the long run, which may result in increased shareholder values and, therefore, better investments. The Investment Adviser seeks to incorporate both ethical and financial criteria in its investment decisions.

The Investment Adviser will seek companies that meet the Growth & Income Fund's investment criteria and demonstrate a positive awareness of the environment in which they operate. The Investment Adviser will also consider a company's efforts and strategies to minimize the negative impact of business activities and products and to embrace alternatives to reduce polluting and unnecessary animal suffering. In addition, the Investment Adviser takes into account revenue growth, earnings growth rate, dividend yield, price-to-earnings (P/E) multiples, strength of balance sheet, and price momentum.  Although the Fund may invest in companies of any size, the investment adviser prefers large cap companies for the Fund.  Subject to its attention to ethical investment criteria described below, the Fund is not constrained by investments in any particular segment of the stock market.

The Investment Adviser seeks to emphasize companies that it believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate. Factors considered may include:

*	fairness of employment policies and labor relations;

*	involvement in the community;

*	efforts and strategies to minimize the negative impact of business activities and products on the environment and to embrace alternatives to reduce polluting and unnecessary animal suffering; and

*	management and board governance.

The Investment Adviser does not intend to invest in companies that it believes derive material revenue from gambling, firearms, pornography, the production of alcohol or tobacco, or non-humanitarian business operations in countries considered State Sponsors of Terrorism by the U.S. Secretary of State. These portfolio restrictions are based on the Investment Adviser's belief that a company will benefit from its social awareness by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact.

The Investment Adviser will use its best efforts to assess a company's ethical performance in light of the above criteria. This analysis will be based on present activities, and will not preclude securities solely because of past activities.

The Investment Adviser believes that there are sufficient investment opportunities among those companies that satisfy the responsible investment criteria to meet the Fund's investment objective.

Temporary Defensive Positions and Cash Management Investments

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political, or other unfavorable conditions. Under these circumstances, a Fund may invest a substantial portion of its assets in money market mutual funds and high quality, short-term fixed-income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, and U.S. government securities. Although a Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. See "Investments and Risks--Short-Term Investments." In addition, each Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed-income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board has adopted Portfolio Holdings Disclosure Policies and Procedures (the "Policy" ) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, investment sub-advisers, principal underwriters, or their affiliated persons. This Policy is applicable to Viking Management, which is the investment adviser to the Funds, and with respect to the High Income Fund and Short Term Government Fund, the Sub-Adviser to each such Fund (collectively, the "Adviser" for purposes of this section only).

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund ("Holdings Information" ). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by a Fund, the Adviser, or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser's fiduciary duties, and with the Adviser's and the Fund's obligations to prevent the misuse of material, non-public information.

The Fund's service providers, such as the investment adviser, custodian, transfer agent, accounting services provider, administrator, independent public accountant, and legal counsel need access to such information in the performance of their duties and responsibilities and will receive portfolio holdings information as needed. Depending upon the service provider's particular duty that requires portfolio holdings information, such information may be provided at varying frequencies and lags from the date of the information.

Pursuant to the Policy, the Funds, the Adviser, and their agents are obligated to:

*	act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

*	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and

*	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of portfolio holdings for one or more of the Funds by the Adviser and the Funds:

Internet Site and Quarterly Advertisements

Pursuant to the Policy, the Funds may post up to the top 25 holdings for each Fund on the Internet at www.integrityvikingfunds.com. This Holdings Information may be updated daily. The Funds also may include up to the top 25 holdings quarterly through printed marketing material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed marketing material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

*	may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, and the percentage weight of such security within the Fund; and

*	will contain appropriate disclaimers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-PORT within 60 days of the end of the first and third quarter end of the Funds' fiscal year and using Form N-CSR for the second and fourth quarter of the Funds' fiscal year. The N-PORT report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

Other Disclosure

To the extent that this Policy would require the release of Holdings Information regarding a particular portfolio holding for a Fund, subject to applicable law, the portfolio manager for the Fund may request that the holding be withheld from the Holdings Information if the release of such Holdings Information would otherwise be sensitive or inappropriate due to liquidity and other market considerations, in each case as determined by the portfolio manager in consultation with the Investment Adviser Chief Compliance Officer (or his/her designee).

Each of the Investment Adviser's officers ("Designated Persons" ) may authorize providing non-public Holdings Information of the Funds that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a "Recipient" ) who (i) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds' legitimate business purpose and (ii) execute a Use and Nondisclosure Agreement (each, a "Nondisclosure Agreement" ), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds' trading strategies or pending transactions. The following parties currently receive non-public Holdings Information regarding one or more of the Funds on an ongoing basis pursuant to a Nondisclosure Agreement: Bloomberg; FactSet; and Lipper.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Funds, or an affiliate may have a conflict of interest in connection with a Recipient's request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Policy requires the Designated Person to disclose the conflict to the Chief Compliance Officer of the Trust ("CCO" ). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests to the Funds, and will not adversely affect the Funds, the CCO may approve the disclosure.

The Adviser and the Funds currently do not disclose Holdings Information except as noted above. The Funds and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

TRUSTEES AND OFFICERS

The Trust has a Board of Trustees (the "Board of Trustees" or the "Board" ). The Board is responsible for the overall management of the Funds, including general supervision and review of each Fund's investment activities. The Board, in turn, elects the officers of the Funds who are responsible for administering each Fund's day-to-day operations. Among other things, the Board of Trustees generally oversees the portfolio management of each Fund and reviews and approves each Fund's advisory contracts and other principal contracts.

The Trustees who are not "interested persons" (for regulatory purposes) of the Trust or the Investment Adviser, the Sub-Adviser or Integrity Funds Distributor (the "Independent Trustees" ) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency, and accounting services agreements and the investment advisory agreements and investment sub-advisory agreements. A Trustee who is an "interested person" (for regulatory purposes) of the Trust is referred to as an "Interested Trustee."

The Role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust's Investment Adviser, sub-adviser, Distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with Viking Management, sub-adviser, the distributor, the administrator, the custodian, and the transfer agent. The Board has appointed various officers of the Trust, with responsibility to monitor and report to the Board on the Trust's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust's operations. The Board has appointed a CCO who administers the Trust's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board Meetings" which are typically held quarterly, in person, and involve the Board's review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal "Board Meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations, or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees--an Audit Committee and a Governance and Nominating Committee, which are discussed in greater detail under "Board Committees" , below. Seventy-five percent of the members of the Board are Independent Trustees, and each of the Audit Committee and Governance and Nominating Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Robert E. Walstad, the Chairman of the Board, is an Interested Trustee by virtue of his ownership of a membership interest in Corridor Investors, LLC ("Corridor" ), the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor. He is also a governor of Corridor. The Trust has appointed R. James Maxson as Lead Independent Trustee. As such, Mr. Maxson is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Investment Adviser, the Chairman of the Board, the committee chairmen, the CCO, and the independent legal counsel to the Independent Trustees, as applicable, to determine the agenda for Board and committee meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Investment Adviser; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee.

The same four persons on the Board of the Trust comprise the board of trustees of Viking Mutual Funds . Viking Mutual Funds consist of six series known as Viking Tax-Free Fund for Montana, Viking Tax-Free Fund for North Dakota, Kansas Municipal Fund, Maine Municipal Fund, Nebraska Municipal Fund, and Oklahoma Municipal Fund.  Viking Management serves as investment adviser to The Integrity Funds and Viking Mutual Funds (collectively, the "Integrity/Viking Funds" or "Fund Complex" ). Given that the funds in the Fund Complex are served by the same service providers and generally face the same issues, the Board believes that this "unitary" structure promotes efficiency and consistency in the governance and oversight of the funds in the Fund Complex, and may reduce the costs, administrative burdens, and possible conflicts that may result from having multiple boards comprised of different individuals.

The Trust has determined that the Board's leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, the role of its Lead Independent Trustee described above and its "unitary" structure described above, is appropriate given the characteristics and circumstances of the Trust and the Fund Complex.

Board Oversight of Risk Management

The Board's oversight extends to the Trust's risk management processes. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses related matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance, and regulatory risks) the oversight of different types of risks is handled in different ways. For example, the full Board as well as the committees meet regularly with the CCO to discuss compliance and operational risks. The CCO also provides updates to the Board of Trustees on the operation of the Trust's compliance policies and procedures and on how these procedures are designed to mitigate risk. The Audit Committee also meets with the Treasurer and the Trust's independent public accounting firm to discuss, among other things, the internal control structure of the Trust's financial reporting function. The full Board receives reports from the Investment Adviser and portfolio managers on actual and possible risks affecting the Funds. They also report to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational, and compliance risks, as well as other overall business risks that could impact the Funds. Finally, the CCO and/or other officers of the Trust report to the Board in the event that any material risk issues arise in between Board meetings.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund's goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board's risk management oversight is subject to certain limitations.

Information about Each Trustee's Qualifications, Experience, Attributes, or Skills

The Board believes that each Trustee's experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table below, listed below for each Trustee is additional information concerning the experiences, qualifications, and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a trustee.

Interested Trustee

Robert E. Walstad. Mr. Walstad has been engaged in the securities business since 1972. Currently, he is chairman of the board of the funds in the Fund Complex and, until May 1, 2013, was a co-portfolio manager of the Integrity Mid-North American Resources Fund and the Integrity Growth & Income Fund. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Fund Complex. He has also previously served as president of several funds in the Fund Complex.

Independent Trustees

Wade A. Dokken. Mr. Dokken has extensive experience in the financial services business. He is currently a member of WealthVest Financial Partners, a broker-dealer focused, national annuity wholesaling firm, and is also the co-founder and co-president of WealthVest Marketing, a financial services marketing and distribution firm specializing in high quality fixed and fixed index annuities from insurance companies. From 1989 to 2000, he was an executive of American Skandia (and, from 2000 to 2003, its chief executive officer) where, among other things, he was chairman of the board of American Skandia Trust, overseeing the American Skandia mutual funds, and a member of the international board of Skandia Life, overseeing mutual fund and pension businesses throughout Europe, Asia, and South America.

R. James Maxson. Mr. Maxson is currently the majority owner of Maxson Law Office, P.C. which primarily concentrates on estate planning, business planning, trusts and estates, and transactional law. Mr. Maxson currently serves on the board of directors of the Peoples State Bank of Velva, North Dakota. He was previously chair of the Minot Area Development Corporation and the Vincent United Methodist Foundation and on the board of directors of the Kennedy Memorial Foundation. In addition, he is a former North Dakota State Senator, a former President of the North Dakota Trial Lawyers Association, and a former Democratic National Committeeman for North Dakota, as well as a former member of the boards of directors of St. Joseph's Community Health Foundation, St. Joseph's Foundation, and the Minot Community Land Trust.

Jerry M. Stai. Mr. Stai is on the faculty of Minot State University where he teaches accounting and finance courses, including corporate finance, investments, and financial institutions and markets.

Board Committees

The Audit Committee consists of the three Independent Trustees of the Trust: Jerry M. Stai, R. James Maxson, and Wade A. Dokken. The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices, and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors, recommends engagement or discharge of the auditors to the Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the Funds' internal controls, and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the Funds' fiscal year ending July 31, 2023, the Audit Committee held two meetings.

The Governance and Nominating Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, R. James Maxson, and Wade A. Dokken. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees. The Governance and Nominating Committee takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds' fiscal year ending July 31, 2023, the Governance and Nominating Committee held five meetings.

When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Trust's Secretary at The Integrity Funds, Attention: Secretary, PO Box 500, Minot, North Dakota 58702. The request must include the following information:

*	name and address of shareholder and, if applicable, name of broker or record holder;

*	number of shares owned;

*	name of fund(s) in the Integrity/Viking Funds in which shares are owned;

*	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees;

*	the name and background information of the proposed candidates; and

*	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Additional Information about Trustees and Officers

Each Trustee and Officer serves the Funds until their termination; or until such individual's retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. The tables that follow show information for each Trustee and Executive Officer of the Funds.

Independent Trustees

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations During Past Five Years	Other Directorships Held During Past Five Years

Wade A. Dokken 1 N. Main St. Minot, ND 58703 March 3, 1960	Trustee	February 2016	12

Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present); Trustee: Integrity Managed Portfolios (2016 to 2018) and Viking Mutual Funds (2016 to present)

					None

R. James Maxson 1 N. Main St. Minot, ND 58703 December 12, 1947	Trustee	June 2003	12	Attorney: Maxson Law Office P.C. (2002 to 2019); Trustee: Integrity Managed Portfolios (1999 to 2018) and Viking Mutual Funds (2009 to present)	Peoples State Bank of Velva

Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 March 31, 1952	Trustee	January 2006	12	Faculty: Minot State University (1999 to present); Trustee: Integrity Managed Portfolios (2006 to 2018) and Viking Mutual Funds (2009 to present)	None

Interested Trustee

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Number of Funds Overseen by Trustee in Fund Complex	Principal Occupations During Past Five Years	Other Directorships Held During Past Five Years

Robert E. Walstad(1) 1 N. Main St. Minot, ND 58703 August 16, 1944	Trustee, Chairman	June 2003	12	Governor (2009 to present): Corridor Investors, LLC; Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018) and Viking Mutual Funds (2009 to present)	None

Officers

Name, Address, and Date of Birth	Position with Trust	Date Service Began	Principal Occupations During Past Five Years	Other Directorships Held During Past Five Years

Shannon D. Radke(2) 1 N. Main St. Minot, ND 58703 September 7, 1966	President	August 2009

Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Managed Portfolios (2009 to 2018) and Viking Mutual Funds (1999 to present)

Minot Area Community Foundation

Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 February 23, 1934	Vice President	June 2003	Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018) and Viking Mutual Funds (2009 to present)	N/A

Shelly Nahrstedt 1 N. Main St. Minot, ND 58703 August 31, 1961	Treasurer	August 2020

Chief Operating Officer, Integrity Fund Services, LLC, and Treasurer, Viking Mutual Funds (2020 to present); Director of Financial Fund Administration, PNC Capital Advisors, LLC, and Treasurer, PNC Funds (2018-2019); Director, Cohen & Company (2003-2018)

N/A

Addie Larson 1 N. Main St. Minot, ND 58703 September, 3 1992	Assistant Treasurer	November 2023

Sales Tax Auditor III, State of North Dakota (2018-2019); Senior Accountant, City of Minot (2019-2022); Fund Accounting Manager, Integrity Fund Services, LLC (2022 to present); and Assistant Treasurer, The Integrity Funds (2023 to present) and Viking Mutual Funds (2023 to present)

N/A

Brent M. Wheeler(2) 1 N. Main St. Minot, ND 58703 October 9, 1970	Mutual Fund Chief Compliance Officer and Secretary	October 2005 and October 2009

Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to 2018) and Viking Mutual Funds (2009 to present); Secretary: Integrity Managed Portfolios (2009 to 2018), and Viking Mutual Funds (2009 to present)

N/A

(1)

Trustee who is an "interested person" of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of his ownership of a membership interest in Corridor, the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor. He is also a governor of Corridor.

(2)

Shannon D. Radke, Peter A. Quist, and Brent M. Wheeler each own membership interests in Corridor (the parent company of Viking Management, Integrity Fund Services, and Integrity Funds Distributor). Mr. Radke and Mr. Quist are also governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a governor of Viking Management, and an officer and a governor of Integrity Fund Services and Integrity Funds Distributor.

In summarizing the above information, Messrs. Walstad, Dokken, Maxson, and Stai are Trustees of the two open-end investment companies that make up the Fund Complex. Mr. Radke serves as President, Mr. Quist serves as Vice President, Ms. Nahrstedt serves as Treasurer, and Mr. Wheeler serves as Secretary and Mutual Fund Chief Compliance Officer to the same two open-end investment companies that make up the Fund Complex.

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the same family of investment companies as the Trust are shown below as of December 31, 2022:

	Interested Trustee	Independent Trustees
	Robert E. Walstad	Wade A. Dokken	R. James Maxson	Jerry M. Stai
Dividend Harvest Fund	None	$10,001 - $50,000	$50,001 - $100,000	None
Dividend Summit Fund	None	None	None	None
Growth & Income Fund	None	None	$10,001 - $50,000	$1 - $10,000
High Income Fund	None	None	$50,001 - $100,000	$1 - $10,000
MNA Resources Fund	$50,001 - $100,000	None	$50,001 - $100,000	None
Short Term Government Fund	None	None	None	None
All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)	$50,001 - $100,000	$10,001 - $50,000	over $100,000	$1 "“ $10,000

As of November 1, 2023, the Trustees and Officers of the Trust, as a group, owned of record and beneficially less than 1% of the shares of each Fund.

As of December 31, 2022, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation

As of January 1, 2023, Trustees who are not considered to be "interested persons," as that term is defined in the 1940 Act, of The Integrity Funds (previously defined as "Independent Trustees" ) are paid an annual fee of $ 30,500 for service as trustee on the boards of the trusts in the Fund Complex. In addition, each Independent Trustee is entitled to receive a fee of $3,500 for attendance at each meeting of the Board of Trustees (whether attendance is telephonic or in person) that is not on the regular Board of Trustees meeting schedule. Mr. Walstad, as an "interested person" of The Integrity Funds, receives no compensation from The Integrity Funds for serving as a trustee; however, he does receive compensation from Corridor for serving in such capacity. The Funds have no retirement or pension plans for the Trustees. The table below sets forth the compensation earned by the Independent Trustees from the Funds and the Fund Complex for the fiscal year ended July 31, 2023.

	Interested Trustee	Independent Trustees
Aggregate Compensation from each Fund	Robert E. Walstad	Wade A. Dokken	R. James Maxson	Jerry M. Stai
Dividend Harvest Fund	$0	$ 7,973	$ 7,973	$ 7,973
Dividend Summit Fund (1)	$0	$ 18	$ 18	$ 18
Growth & Income Fund	$0	$ 2, 707	$ 2, 707	$ 2, 707
High Income Fund	$0	$ 1, 818	$ 1, 818	$ 1, 818
MNA Resources Fund	$0	$ 4,734	$ 4,734	$ 4,734
Short Term Government Fund	$0	$ 858	$ 858	$ 858
Total Compensation from the Funds and Fund Complex(1)	$0	$ 29,042	$ 29,042	$ 29,042

(1)	The Dividend Summit Fund commenced operations on May 1, 2023.

In addition, for the fiscal year ended July 31, 2023, Brent M. Wheeler was paid by the Trust an aggregate amount of $77,668 for service to the Funds as Mutual Fund Chief Compliance Officer, allocated among the Funds as follows:

Dividend Harvest Fund	$40,172
Dividend Summit Fund	$20
Growth & Income Fund	$9,712
High Income Fund	$6,568
WB/MNAS Fund	$19,004
Short Term Government Fund	$2,192
$77,668

ORGANIZATION AND CAPITALIZATION

From its inception on September 9, 1992 until February 9, 1998, The Integrity Funds were organized as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware statutory trust. In connection with this reorganization, the name of the trust was changed from "Canandaigua National Collective Investment Fund for Qualified Trusts" to "The Canandaigua Funds." On March 3, 2003, the trust was renamed "The Integrity Funds."

The Integrity Funds are authorized to issue an unlimited number of shares. The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are transferable. Pursuant to the 1940 Act, shareholders of each Fund are required to approve the adoption of any changes in fundamental investment restrictions or policies of such Fund. Shareholders of the Funds are also required pursuant to the 1940 Act to approve the adoption of any investment advisory agreement relating to such Fund (unless an exemptive order or other relief provided by the SEC applies). Shares of a Fund will be voted with respect to that Fund only, subject to certain exceptions. The Trustees are empowered by The Integrity Funds' Declaration of Trust (the "Declaration of Trust" ) and bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. Currently, each Fund included in this SAI, except the Short Term Government Fund, offers Class A shares, Class C shares and Class I shares. The Short Term Government Fund offers Class A shares and Class I shares. Class A shares, Class C shares and Class I shares differ in certain respects, including with regard to sales charges and fees. See "Purchase and Redemption of Shares" below and "How to Buy Shares" in the Prospectus.

Unless otherwise required by the 1940 Act or the Declaration of Trust, The Integrity Funds do not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

The Integrity Funds are organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, statutory authority limiting statutory trust shareholder liability may differ in other states. As a result, to the extent that a Delaware statutory trust or a shareholder thereof is subject to the jurisdiction of courts outside of Delaware, the courts may not apply Delaware law and findings with respect to liability may be different. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation, or instrument entered into or executed by The Integrity Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will generally not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees (as well as the officers of the Trust) whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware. These Indemnification Agreements acknowledge, however, that, in certain instances applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the best knowledge of the respective Funds, as of November 2, 2023, except as set forth below, no persons owned, of record or beneficially, 5% or more of any class of the outstanding shares of any of the Funds. In certain cases, the Funds do not have any knowledge of who the ultimate beneficiaries are of the respective shares.

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A shareholder with a controlling interest could affect the outcome of proxy voting or the direction of management of the respective Fund.

Integrity Dividend Harvest Fund, Class A
Name	Address	Percent Ownership
Edward D Jones & Co	12555 Manchester Road Saint Louis, MO 63131-3729	34.64%
Charles Schwab Co Inc	101 Montgomery Street San Francisco, CA 94104-4122	11.64%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0002	10.09%
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	7.08%
NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310-1995	6. 30%
Integrity Dividend Harvest Fund, Class C
Name	Address	Percent Ownership
Charles Schwab & Co Inc	211 Main St San Francisco, CA 94105 -1905	43.03%

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	5. 60%
Integrity Dividend Harvest Fund, Class I
Name	Address	Percent Ownership
NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310 -1995	18.42%
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	14.31%
Charles Schwab Co Inc	101 Montgomery Street San Francisco, CA 94104-4122	7.44%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0002	7.11%

Integrity Dividend Summit Fund, Class A
Name	Address	Percent Ownership
Corridor Investors, LLC	PO Box 500 Minot, ND 58702-0500	100.00%
Integrity Dividend Summit Fund, Class C
Name	Address	Percent Ownership
Corridor Investors, LLC	PO Box 500 Minot, ND 58702-0500	100.00%
Integrity Dividend Summit Fund, Class I
Name	Address	Percent Ownership
Judy R. Teets	1536 16th St SW Minot, ND 58701-5793	19.19%
Tiffany A Burckhard-Teets	1425 20th Ave NW Minot, ND 58703-1158	18.56%
Michael T Fitzmaurice & Vicki J Fitzmaurice	322 8th Ave SW Minot, ND 58701-4761	15.02%
F Bruce Walker & Diane Walker	1415 10th St SW Minot, ND 58701-5740	15.02%
Brock J Teets & Tiffany A Burckhard-Teets	1425 20th Ave NW Minot, ND 58703-1158	8.16%
Patrick L Butz	PO Box 3068 Minot, ND 58702-3068	7.71%
Karen L Radke & Doyle A Radke	2016 1st Ave SW Minot, ND 58701-3427	7.51%
Integrity Growth & Income Fund, Class A
Name	Address	Percent Ownership
Charles Schwab Co Inc	101 Montgomery Street San Francisco, CA 94104-4122	20.31%
Edward D Jones & Co	12555 Manchester Rd Saint Louis, MO 63131-3729	19.15%
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	9.62%
NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310 -1995	9.62%
Tanya Kjos IRA	16208 Lake Street Ext Minnetonka, MN 55345-2733	9. 43%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0002	5.78%
Integrity Growth & Income Fund, Class C
Name	Address	Percent Ownership
McNally Joseph A	2801 Market Street Saint Louis, MO 63103 -2523	42.86%
Charles Schwab & Co Inc	211 Main Street San Francisco, CA 94105 -4122	36. 96%
Integrity Growth & Income Fund, Class I
Name	Address	Percent Ownership
First Clearing, LLC	One North Jefferson Avenue Saint Louis, MO 63103 -2254	22.99%

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	18.07%

Charles Schwab Co Inc	101 Montgomery Street San Francisco, CA 94104-4122	15.13%
NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310-1995	14.10%
Edward D Jones & Co	12555 Manchester Rd Saint Louis, MO 63131-3729	5. 77%
Integrity High Income Fund, Class A
Name	Address	Percent Ownership
NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310 -1995	25.83%
David Lehmann	5003 Cty Hwy M Oregon, WI 53575	14.73%
Edward D Jones & Co	12555 Manchester Road Saint Louis, MO 63131-3729	8. 15%
Oppenheimer & Co Inc.	608 No Beverly Drive Beverly Hills, CA 90210 -3320	5.79%
Lysbeth E Hintz	376 Pickett Ct Burlington, WI 53105-3904	5.31%
Integrity High Income Fund, Class C
Name	Address	Percent Ownership
Helen Kotinopoulous T	2801 Market Street Saint Louis, MO 63103 -2523	30.41%
Charles Schwab & Co Inc	211 Main St San Francisco, CA 94105 -4122	26. 20%
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	12.17%
National Financial S	499 Washington Blvd Jersey City, NJ 07310 -1995	7.19%
Integrity High Income Fund, Class I
Name	Address	Percent Ownership
Charles Schwab & Co Inc	211 Main St San Francisco, CA 94105-4122	36.01%
First Clearing, LLC	2801 Market Street Saint Louis, MO 63103 -2523	17.57%
NFS	499 Washington Blvd Jersey City, NJ 07310 -1995	6.07%

Integrity Mid-North American Resources Fund, Class A
Name	Address	Percent Ownership
Edward D Jones & Co	12555 Manchester Rd Saint Louis, MO 63131-3729	43. 68%

Charles Schwab & Co Inc	211 Main Street San Francisco, CA 94106 -4122	8.25%
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	7.91%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0002	6.70%
American Enterprise Investment Svcs	707 2nd Avenue South Minneapolis, MN 55402 -2405	6.04%
NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310-1995	5. 62%
Integrity Mid-North American Resources Fund, Class C
Name	Address	Percent Ownership
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0002	19.30%
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	17.26%
Charles Schwab & Co Inc	211 Main Street San Francisco, CA 94105-4122	9.19%
First Clearing, LLC	2801 Market Street Saint Louis, MO 63103 -2523	8.76%
Edward D Jones & Co	12555 Manchester Rd Saint Louis, MO 63131-3729	7.05%
American Enterprise Inv Svcs	707 2nd Avenue South Minneapolis, MN 55402 -2405	6.54%
NFS	499 Washington Blvd Jersey City, NJ 07310-1995	5.03%
Integrity Mid-North American Resources Fund, Class I
Name	Address	Percent Ownership

Charles Schwab Co Inc	101 Montgomery Street San Francisco, CA 94104-4122	19.06%
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	13.20%
First Clearing, LLC	2801 Market Street Saint Louis, MO 63103-2523	13.05%
Bick J	1409 Crowley Road Arlington, TX 76012-2708	8.34%
NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310 -1995	6.03%
Integrity Short Term Government Fund, Class A
Name	Address	Percent Ownership
LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	77.35%
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0002	12.24%
David E Millert IRA	1481 S Grant St Denver, CO 80210-2220	10.41%
Integrity Short Term Government Fund, Class I
Name	Address	Percent Ownership
Marc Brownstein	150 E 69th St Apt 9T New York, NY 10021 -5722	38.62%
First Horizon	One Freedom Valley Drive Oaks, PA 19456 -9989	17.40%
NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310 -1995	13.11%
Charles Schwab & Co Inc	211 Main Street San Francisco, CA 94104-4122	8.86%

INVESTMENT ADVISER

Viking Management has been retained by each Fund under an investment advisory agreement (each an "Investment Advisory Agreement" ) to act as the Fund's investment adviser, subject to the authority of the Board of Trustees. Prior to August 1, 2009, Integrity Money Management, a subsidiary of Integrity Mutual Funds, Inc. ("Integrity" ), served as investment adviser to the then-existing Funds. However, on July 31, 2009, Integrity (as seller) generally sold its mutual fund services business to Corridor and Viking Management (collectively as buyer). Corridor is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad and Shannon D. Radke. Corridor provides investment advisory, distribution, and other services to the Funds, as well as to the other funds in the Fund Complex described above under "Trustees and Officers," primarily through its subsidiaries. Viking Management has been a wholly owned subsidiary of Corridor since July 31, 2009 and has served as investment adviser to Viking Mutual Funds since 1999.

As investment adviser, Viking Management makes the day-to-day investment decisions for the Funds and continuously reviews, supervises, and administers the Funds' investment programs. The address of Viking Management is PO Box 500, Minot, North Dakota 58702. As indicated above in "Trustees and Officers" (i) Shannon D. Radke, an officer of the Trust, is also a governor, member and officer of Corridor and a governor and officer of Viking Management; (ii) Robert E. Walstad, a Trustee and Chairman of the Board, is also a governor and member of Corridor; (iii) Peter A. Quist, an officer of the Trust, is also a governor and member of Corridor; and (iv) Brent M. Wheeler, an officer of the Trust, is also a member of Corridor.

Each Investment Advisory Agreement provides that the Investment Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies, and limitations; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In performing its investment management services to a Fund, the Investment Adviser has agreed to provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data, and judgments regarding individual investments, general economic conditions, and trends and long-range investment policy.

Except for certain expenses that have been specifically allocated to the Investment Adviser, the Investment Adviser is not required to pay any expenses of the Funds or the Trust.

For its services under the applicable Investment Advisory Agreement, the Investment Adviser is entitled to a monthly management fee at the annual rate of the percentage of each such Fund's average daily net assets specified in the table below. The investment management fee is allocated proportionally between a Fund's share classes based on relative net assets.

Dividend Harvest Fund	0.75%
Dividend Summit Fund	0.75%
Growth & Income Fund	1.00%
High Income Fund	0.85%
MNA Resources Fund	0.50%
Short Term Government Fund	0.30%

For the three most recent fiscal years, the table below sets forth (i) the advisory fees Viking Management was entitled to, (ii) fees waived and expense reimbursements, and (iii) amounts paid net of expenses reimbursed and fees waived for the Funds:

Fund	Date of Fiscal Year End	Advisory Fees Earned (Gross)	Advisory Fee Waivers and Expense Reimbursements	Advisory Fees Paid Net of Fees Waived and Expense Reimbursements
Dividend Harvest Fund	07/31/ 2021	$1, 176,202	$ 833,118	$ 343,084
	07/31/ 2022	$1, 494,260	$ 980,581	$ 513,679
	07/31/ 2023	$ 2,238,693	$ 1,443,402	$ 795,291
Dividend Summit Fund	07/31/ 2023	$ 1,119	$ 1,119	$ 0
Growth & Income Fund	07/31/2021	$ 634,337	$ 349,463	$284,874
	07/31/2022	$ 860,669	$ 478,641	$382,028
	07/31/ 2023	$ 727,014	$ 429,172	$ 297,842
High Income Fund	07/31/2021	$ 380,638	$ 285,771	$ 94,867
	07/31/2022	$ 485,088	$ 367,256	$117,832
	07/31/ 2023	$ 417,472	$ 340,855	$ 76,617
MNA Resources Fund	07/31/2021	$ 508,692	$ 110,668	$398,024
	07/31/2022	$ 646,880	$ 2,135	$644,745
	07/31/ 2023	$ 705,737	$ 89,643	$ 616,094
Short Term Government Fund(1)	07/31/ 2021	$ 100,416	$ 100,416	$ 0
	07/31/ 2022	$ 82,161	$ 82,161	$ 0
	07/31/ 2023	$ 49,488	$ 49,488	$ 0

(1)

The Short Term Government Fund commenced operations following completion of the Reorganization. Prior to the completion of the Reorganization, advisory fees were earned by, fees and expenses were waived, reimbursed, and recouped by, the Predecessor Fund's investment adviser.

During each Fund's most recent fiscal period reflected in the table above, Viking Management contractually agreed to waive its fees or reimburse each Fund for its expenses (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and the fees and expenses of acquired funds), so that the Fund's total annual operating expenses did not exceed the following rates (as a percentage of average daily net assets):

Dividend Harvest Fund (Class A)	0.95%
Dividend Harvest Fund (Class C)	1.70%
Dividend Harvest Fund (Class I)	0.70%
Dividend Summit Fund (Class A)	0.99%
Dividend Summit Fund (Class C)	1.74%
Dividend Summit Fund (Class I)	0.74%
Growth & Income Fund (Class A)	1.24%
Growth & Income Fund (Class C)	1.99%
Growth & Income Fund (Class I)	0.99%
High Income Fund (Class A)	0.99%
High Income Fund (Class C)	1.74%
High Income Fund (Class I)	0.74%
MNA Resources Fund (Class A)	1.50%
MNA Resources Fund (Class C)	2.00%
MNA Resources Fund (Class I)	1.00%
Short Term Government Fund (Class A)	0.80%
Short Term Government Fund (Class I)	0.55%

The terms of the expense limitation agreement provide that Viking Management is entitled to recoup from a Fund such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived or reimbursed and (2) the Fund's current expense limitation. Amounts waived or reimbursed by the Adviser prior to November 28, 2018 are not eligible for repayment. For the Short Term Government Fund, any amounts waived or reimbursed under an agreement for the benefit of the Predecessor Fund prior to the date of the Reorganization are not eligible for repayment. In addition, certain affiliated service providers, including Integrity Fund Services and Integrity Funds Distributor may voluntarily waive from time to time all or a portion of their respective fees, which waiver may occur before Viking Management waives any of its fee or reimburses any expenses to satisfy its contractual expense limitation agreement. Amounts voluntarily waived are not eligible for recoupment.

After the initial term, each Fund's Investment Advisory Agreement will continue to be in effect year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party and by either the shareholders or the Board of Trustees. Each Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the relevant Fund upon a vote of a majority of the Trustees or by a vote of the majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or upon 60 days' written notice by the Investment Adviser, and will terminate automatically upon assignment (as defined in the 1940 Act).

The Investment Advisory Agreements provide that the Investment Adviser is not generally liable to, among others, the relevant Fund, the Trust, or to any holder of the Fund's shares, for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the applicable Investment Advisory Agreement.

Portfolio Managers--Dividend Harvest Fund , Dividend Summit Fund, Growth & Income Fund, and MNA Resources Fund

Viking Management provides advisory services to the Dividend Harvest Fund, the Dividend Summit Fund, the Growth & Income Fund, and the MNA Resources Fund under a portfolio management team ("Team" ) that is jointly and primarily responsible for the day to day management of these Funds' portfolios. For the Dividend Harvest Fund and the Dividend Summit Fund, the Team currently consists of Shannon Radke, Josh Larson, Michael Morey, and Trey Welstad. For the Growth & Income Fund, the Team currently consists of Josh Larson, and Trey Welstad. For the MNA Resources Fund, the Team currently consists of Shannon Radke and Michael Morey .

Mr. Radke (Senior Portfolio Manager) is a governor and president of Viking Management and a governor of Corridor. He holds a Bachelor of Business Administration degree in Banking and Finance from the University of North Dakota and has been engaged in the securities business since 1988 as a securities representative and as operations manager and later as chief operating officer of an investment advisory firm. Mr. Radke founded Viking Management in September 1998 and has been a portfolio manager for twenty years. In addition to the Funds, Mr. Radke serves as a co-portfolio manager to various other funds currently advised by Viking Management.

Mr. Larson (Portfolio Manager) holds Bachelor of Science degrees in Finance and Management from Minot State University. He joined Integrity Viking Funds in 2010 in the fund accounting division and as a research analyst for certain funds advised by Viking Management. Since May 2012, Mr. Larson has served as a co-portfolio manager of the Dividend Harvest Fund, since May 2013, he has served as a co-portfolio manager of the Growth & Income Fund, and since November 2014, he has served as a co-portfolio manager of the Viking Mutual Funds. He has served as co-portfolio manager of Dividend Summit Fund since May 2023.

Mr. Morey (Portfolio Manager) holds a Bachelor of Science degree in Finance from Minot State University. He joined the fund accounting division of Integrity Viking Funds in 2009 and has been a research analyst for certain funds advised by Viking Management since February 2010. Since May 2012, Mr. Morey has served as a co-portfolio manager of the Dividend Harvest Fund, since May 2013, he has served as a co-portfolio manager of the MNA Resources Fund. He has served as co-portfolio manager of Dividend Summit Fund since May 2023.

Mr. Welstad (Portfolio Manager) holds Bachelor of Science degrees in Finance, Management, and Marketing from Minot State University. In May 2012, he graduated from Minot State University and, in June 2012, he began his work at Integrity Viking Funds as a research analyst for certain funds advised by Viking Management. Mr. Welstad is a CFA charterholder. He has served as a co-portfolio manager of the Growth & Income Fund and the Dividend Harvest Fund since May 2015 . He has served as co-portfolio manager of Dividend Summit Fund since May 2023.

Compensation

Each portfolio manager's compensation is based on a fixed salary paid every other week. They are not compensated for client retention. Also, Corridor sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and a 4% match by Corridor of the employee's gross pay as long as the employee has elected to contribute at least 4% of his or her gross pay.

In addition, Mr. Radke owns a membership interest in Corridor equal to approximately 9.8% of Corridor's total membership interests. He initially received a membership interest in 2009 for, among other things, his experience and role in the operations of Corridor. Mr. Radke also purchased a portion of his membership interests in Corridor. In connection with their roles, Mr. Larson, Mr. Morey and Mr. Welstad also own membership interests in Corridor (in each case equal to less than 1% of Corridor's total membership interests).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts.

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time, investment ideas, and investment opportunities across multiple funds and accounts.

*

With respect to securities transactions for the Dividend Harvest Fund, Dividend Summit Fund, Growth & Income Fund, and MNA Resources Fund, Viking Management determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Dividend Harvest Fund, Dividend Summit Fund, Growth & Income Fund, and MNA Resources Fund. Securities selected for funds or accounts other than the Dividend Harvest Fund, Dividend Summit Fund, Growth & Income Fund, and MNA Resources Fund, as applicable, may outperform the securities selected for any of such Funds.

*

The appearance of a conflict of interest may arise where Viking Management has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. The portfolio managers of the Fund do not currently manage these types of accounts.

*

The Dividend Harvest Fund, Dividend Summit Fund, Growth & Income Fund, and MNA Resources Fund have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

Viking Management and each of the Dividend Harvest Fund, Dividend Summit Fund, Growth & Income Fund, and MNA Resources Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed and Share Ownership in the Funds

The number of, and total assets in, all registered investment companies (other than the Funds), other pooled investment vehicles, and other accounts overseen by, and the dollar range of equity securities of the Funds beneficially owned by the portfolio managers as of July 31, 2023, are as follows:

Name of Portfolio Manager	Number of Registered Investment Company Accounts Overseen (Other than the Funds) & Total Assets for Such Accounts	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets for Such Accounts	Beneficial Ownership of Equity Securities in the Funds Managed
Shannon D. Radke	6 accounts with assets of $ 256 million	None	None	Over $100,000 (Dividend Harvest Fund)
$1-$10,000 (Dividend Summit Fund)
Over $100,000 (MNA Resources Fund)
Over $100,000 (Growth & Income Fund)
$10,001 - $50,000 (High Income Fund)
Josh Larson	6 accounts with assets of $ 256 million	None	None	$ 50,001 - $ 100,000 (Dividend Harvest Fund)
$1-$10,000 (Dividend Summit Fund)
$ 50,001 - $ 100,000 (Growth & Income Fund)
Michael Morey	0 accounts with assets of $0	None	None	Over $100,000 (Dividend Harvest Fund)
$10,001 - $50,000 (MNA Resources Fund)
$ 50,001 - $ 100,000 (Growth & Income Fund)
$1 - $10,000 (High Income Fund)
Trey Welstad	0 accounts with assets of $0	None	None	$10,001 - $50,000 (Dividend Harvest Fund)
$1 - $10, 000 ( Dividend Summit Fund)
$10,001 - $50,000 ( Growth & Income Fund)

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Investment Sub-Adviser and Portfolio Managers--High Income Fund

Since May 5, 2008, J.P. Morgan Investment Management Inc. ("JPMIM" ) has served as sub-adviser to the High Income Fund. JPMIM, located at 383 Madison Avenue, New York, New York 10179, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to a substantial number of institutional and other investors. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMC" ), a bank holding company.

As compensation for sub advisory services provided to the High Income Fund, the Investment Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets (allocated proportionally among Class A, Class C, and Class I shares of the High Income Fund).

Portfolio Manager Information

The portfolio managers identified below are jointly responsible for the day-to-day management of the Fund's portfolio.

Robert L. Cook, managing director, is the global head of the Global High Yield team in the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Indianapolis, he is the lead portfolio manager and is responsible for overseeing high yield total return strategies, sub-advised mutual fund assets, and absolute return credit products. Mr. Cook is also a member of the Global Fixed Income Macro Strategy Team. Prior to joining JPMIM in 2004, Mr. Cook was co-head of the fixed income investment process at 40|86 Advisors, where he was responsible for managing high yield total return assets and was the director of credit research. Prior to joining 40|86 Advisors in 1994, he worked at PNC Bank's investment banking division in Pittsburgh, Pennsylvania, where he was involved with syndicated loans, mergers and acquisitions, private placements, and structured products. Mr. Cook holds a B.S. in finance from Indiana University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Thomas Hauser, managing director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Indianapolis, he is the co-lead portfolio manager within the High Yield Fixed Income Team and is responsible for overseeing high yield total return strategies, sub-advised mutual fund assets, and absolute return credit products. Prior to joining JPMIM in 2004, Mr. Hauser was a co-portfolio manager on three mutual funds and co-head of the Collateralized Bond Obligation (CBO) Group at 40|86 Advisors. Prior to joining 40|86 Advisors in 2001, he had been with Van Kampen Investments since 1993, where he was a vice president responsible for co-managing several high yield mutual funds and was head of the high yield trading desk. Mr. Hauser holds a B.S. in finance from Miami (Ohio) University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Portfolio Manager Compensation

JPMIM's compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The compensation  framework for JPMIM

Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance , alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation "“ base salary and variable compensation . Variable compensation is in the form of cash incentives, and /or long-term incentives in the form of fund-tracking incentives (referred to as the "Mandatory Investment Plan" or "MIP" ) and/or equity-based JPMorgan Chase Restricted Stock Units ("RSUs" ) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee's pay level.

The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value--aligned with client objectives--including, but not limited to:

Å¾

investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;

Å¾	the scale and complexity of their investment responsibilities;

Å¾	individual contribution relative to the client's risk and return objectives;

Å¾	business results, as informed by investment performance; risk, controls and conduct objectives; client/ customer/ stakeholder objectives, teamwork and leadership objectives; and

Å¾

adherence with JPMorgan's compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance ("ESG" ) factors that are intended to be assessed in investment decision- making.

In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan's risk and control professionals is considered in assessing performance and compensation.

Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan's "MIP" . In general, the MIP provides for a rate of return equal to that of the particular fund(s ), thereby aligning the Portfolio Manager's pay with that of the client's experience/return.

For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.

For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee's respective manager and reviewed by senior management.).

In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).

To hold individuals responsible for taking risks inconsistent with JPMorgan's risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:

Å¾	reducing or altogether eliminating annual incentive compensation;

Å¾	canceling unvested awards (in full or in part);

Å¾	clawback/recovery of previously paid compensation (cash and / or equity);

Å¾	demotion, negative performance rating or other appropriate employment actions; and

Å¾	termination of employment.

The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.

Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts" ). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates ("JPMorgan Chase" ) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time -to -time.

Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM ("Other Accounts" ) engage in short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund's investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund's results will suffer whereas the Other Account's performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan's duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro -rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.

Purchases of money market instruments and fixed income securities cannot always be allocated pro -rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non -pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Other Accounts Managed and Share Ownership in the High Income Fund

The information set forth below with respect to the portfolio managers of the High Income Fund has been provided by JPMIM.

The number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by, as well as dollar range of equity securities beneficially owned by Robert L. Cook and Thomas Hauser, as of July 31, 2023, are as follows:

	Number of accounts managed*		Assets managed*
	Total	For which advisory fee is performance based	Total	For which advisory fee is performance based
Robert L. Cook
Registered investment companies	13	2	$9.6 million	$ 29 million
Other pooled investment vehicles	11	0	$15.6 million	$0
Other accounts	41	1	$ 12.6 million	$ 422 million

Thomas Hauser
Registered investment companies	16	1	$ 39.6 million	$ 23 million
Other pooled investment vehicles	16	0	$ 24.6 million	$0
Other accounts	38	0	$ 11.4 million	$0

*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

As of July 31, 2023, Robert L. Cook and Thomas Hauser did not own any equity securities of the High Income Fund.

Investment Sub-Adviser and Portfolio Managers--Short Term Government Fund

M.D. Sass , LLC (previously defined as "M.D. Sass" or the "Sub-Adviser" ) serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between Viking Management and M.D. Sass (the "Sub-Advisory Agreement" ). M.D. Sass, located at 55 W 46th Street, 28th Floor, New York, New York 10036, is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Mr. Martin D. Sass, Chairman, Chief Executive Officer and Director of the Sub-Adviser and Mr. Ari Sass, President of the Sub-Adviser, beneficially own more than 25% of the outstanding stock of M.D. Sass. Accordingly, Martin Sass and Ari Sass presumed to be a control person of the Sub-Adviser.

After an initial two-year term, the Sub-Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the applicable Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty by (a) the Trust, on behalf of the Fund, upon 60 days' written notice to the Sub-Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund, or (ii) by a vote of a majority of the Board of Trustees; by the Adviser on 60 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser upon 180 days' written notice to the Adviser. The Sub-Advisory Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Sub-Advisory Agreement provides that M.D. Sass under such agreement shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Trust or the Fund in connection with the matters to which the Sub-Advisory Agreement relates, except that the Sub-Adviser shall be liable to the Adviser and the Fund for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under the Sub-Advisory Agreement.

As compensation for sub advisory services provided to the Fund, Viking Management is required to pay M.D. Sass a fee computed at an annual rate of 0.15% of the Fund's average daily net assets allocated to M.D. Sass (allocated among Class A and Class I shares based on relative net assets).

Portfolio Manager Information

Compensation. Each Portfolio Manager is compensated for his or her services by M.D. Sass. Such compensation for the Portfolio Managers of the Fund consists of a fixed salary and participation in incentive compensation plans designed to reward them for the short and long-term performance of client portfolios and growth in these portfolios due to both investment results and a high level of client services. Mr. Martin Sass is the controlling member of M.D. Sass, LLC. As such, his compensation consists of a fixed salary and participation in distributions made by M.D. Sass to its members.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with the management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, M.D. Sass has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Other Accounts Managed and Share Ownership. The information set forth below with respect to the portfolio managers of the Fund has been provided by M.D. Sass.

The number of, and total assets in, all registered investment companies, other pooled investment vehicles, and other accounts overseen by, as well as the dollar range of equity securities beneficially owned by, Lipkee Lu, Steve Clancy, and Nancy Persoons as of July 31, 2023, are as follows:

	Number of accounts managed		Assets managed
	Total	For which advisory fee is performance based	Total	For which advisory fee is performance based
Lipkee Lu
Registered investment companies	1	0	$ 13,793,796	$0
Other pooled investment vehicles	1	0	$ 748,305,044	$0
Other accounts	29	0	$ 517,700,877	$0

Steve Clancy
Registered investment companies	1	0	$ 13,793,796	$0
Other pooled investment vehicles	1	0	$ 748,305,044	$0
Other accounts	29	0	$ 517,700,877	$0

Nancy Persoons
Registered investment companies	1	0	$ 13,793,796	$0
Other pooled investment vehicles	1	0	$ 748,305,044	$0
Other accounts	29	0	$ 517,700,877	$0

Manager-of-Managers

Under each Investment Advisory Agreement, Viking Management is authorized, at its own cost and expense, to enter into a sub-advisory agreement with a sub-adviser with respect to the respective Fund. If an investment adviser delegates portfolio management duties to a sub-adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

In 2009, shareholders of each then existing Fund approved a "manager of managers" structure for their Fund. Subsequently, the initial shareholder of the Dividend Harvest Fund, the Dividend Summit Fund and the Short Term Government Fund approved the structure for each respective Fund. The Funds have received an order from the SEC permitting the Funds to be managed under a "manager of managers" structure (the "SEC Order" ). The SEC Order generally permits Viking Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board of Trustees, but without obtaining shareholder approval. If a sub-adviser is hired to provide sub-advisory services to a Fund, the Fund will provide information concerning the sub-adviser to shareholders of the Fund concerned.

Under the "manager-of-managers" structure for a Fund, Viking Management would remain the primary provider of investment advisory services to the Fund, would be permitted to hire or change sub-advisers, as appropriate, and would have ultimate responsibility (subject to oversight by the Funds' Board of Trustees) to oversee sub-advisers and recommend to the Board their hiring, termination, and replacement. Viking Management would remain responsible for providing general management services to a Fund utilizing the manager-of-managers structure, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to review and approval of the Board of Trustees, would, among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objectives, policies, and restrictions.

Code of Ethics

Viking Management, Integrity Funds Distributor, and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. Similarly, JPMIM and M.D. Sass have adopted a code of ethics. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the respective codes to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the codes.

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR

Integrity Fund Services, a wholly-owned subsidiary of Corridor, a North Dakota limited liability company affiliated with Viking Management and Integrity Funds Distributor, provides each Fund with transfer agent, accounting, and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703.

Transfer Agent

As transfer agent, Integrity Fund Services performs many of the Funds' clerical and administrative functions. For its transfer agency services, every month each Fund pays Integrity Fund Services an asset-based fee, plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional share class of a Fund. The Transfer Agent is responsible for (among other things) administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Service Provider and Administrator

Accounting services provided by Integrity Fund Services to the Funds may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. As administrator for the Funds, Integrity Fund Services manages all aspects of a Fund's operations except those provided by other service providers. For accounting and administrative services, each Fund pays to Integrity Fund Services at the end of each calendar month a flat fee plus an asset-based fee and reimburses Integrity Fund Services for certain out-of-pocket expenses.

For the fiscal periods noted, the Funds paid to Integrity Fund Services the following amounts for services provided:

Fund	Date of Fiscal Year End	Combined Accounting Services and Administrative Services Fees(1)	Transfer Agency Fee(1)
Dividend Harvest Fund	07/31/ 2021	$ 267,556	$ 321,472

	07/31/2022	$325,834	$392,624
	07/31/2023	$456,039	$567,263
Dividend Summit Fund (2)	07/31/ 2023	$ 12,176	$ 3,396
Growth & Income Fund	07/31/2021	$136,806	$141,259
	07/31/2022	$168,492	$191,366
	07/31/ 2023	$ 149,780	$ 165,348
High Income Fund	07/31/2021	$110,692	$ 71,811
	07/31/2022	$127,896	$ 93,322
	07/31/ 2023	$ 116,759	$ 87,069
MNA Resources Fund	07/31/2021	$190,432	$277,539
	07/31/2022	$229,125	$293,887
	07/31/ 2023	$ 245,605	$ 377,362
Short Term Government Fund	07/31/2021	$ 82,780	$ 48,671
	07/31/2022	$ 74,225	$ 45,160
	07/31/2023	$ 59,022	$ 31,297

(1)		After fee waivers and expense reimbursements, if any.

(2)		The Dividend Summit Fund commenced operations on May 1, 2023.

CUSTODIANS

UMB Bank, N.A., Institutional Custody, 928 Grand Blvd, Kansas City, Missouri 64105, serves as the custodian of the Funds and has custody of all securities and assets of the Funds other than cash. UMB Bank, N.A., among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund's independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave Ste 800, Cleveland, Ohio 44115. Shareholders will receive annual financial statements, together with a report of the independent registered public accounting firm and semi-annual unaudited financial statements of the Funds. The independent registered public accounting firm will report on the Funds' annual financial statements, review certain regulatory reports and the Funds' income tax returns, and perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

COUNSEL

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601 serves as counsel for the Trust.

THE UNDERWRITER

Shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, located at 1 Main Street North, Minot, North Dakota 58703.

Since July 31, 2009, Integrity Funds Distributor has been a wholly owned subsidiary of Corridor. Prior to July 31, 2009, Integrity Funds Distributor was a wholly owned subsidiary of Integrity Mutual Funds, Inc. Shannon D. Radke is an officer and governor of Corridor, an officer of the Funds, and an officer and governor of Integrity Funds Distributor. Peter A. Quist is a governor of Corridor and an officer of the Funds. Robert E. Walstad is a governor of Corridor and a Trustee and Chairman of the Board. Brent M. Wheeler, an officer of the Trust, is also a member of Corridor. See "Trustees and Officers" above. Mr. Radke, Mr. Walstad, Mr. Quist, and Mr. Wheeler are each members of Corridor and, accordingly, may indirectly benefit from the payment of 12b-1 fees (with respect to Class A shares or Class C shares) or brokerage commissions by the Funds to the Distributor.

Pursuant to a Distribution and Services Agreement with each Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Funds. Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Funds' shares. Integrity Funds Distributor receives for its services the applicable sales charge of a Fund's Class A shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. Integrity Funds Distributor does not receive any sales charge with respect to the Class I shares of a Fund.

The following table reflects the aggregate dollar amount of underwriting commissions Integrity Funds Distributor received in connection with the offering of the Funds' Class A and Class C shares and the net underwriting discounts and commissions Integrity Funds retained after allowances to dealers for the three most recent fiscal years.

	Aggregate Underwriting Commissions ($)	Amount Retained by Integrity Funds Distributor ($)
Dividend Harvest Fund

2021	226,808	40,547
2022	429,055	75,502
2023	525,282	97,607
Dividend Summit Fund
2023	0	0
Growth & Income Fund

2021	78,489	13,908
2022	106,654	20,234
2023	39,245	7,459
High Income Fund
2021	31,556	7,129
2022	42,577	10,055
2023	7,261	1,678
MNA Resources Fund

2021	79,067	15,243
2022	184,997	33,531
2023	119,059	22,349
Short Term Government Fund
2021	1,523	273
2022	399	99
2023	0	0

Integrity Funds Distributor may be entitled to compensation under the Rule 12b-1 plan, as discussed below. Except as noted, Integrity Funds Distributor receives no other compensation from the Funds for acting as underwriter.

Compensation

The following table sets forth the amount of underwriting commissions, brokerage commissions, compensation on redemptions, and any other compensation received by Integrity Funds Distributor from the respective Fund indicated below during the most recent fiscal year. No such amounts were received by Integrity Funds Distributor from the Funds' Class I shares during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
Dividend Harvest Fund
Class A	$97,607	$ 0	$0	$272,701
Class C	$ 0	$2,723	$0	$247,164
Dividend Summit Fund
Class A	$ 0	$ 0	$0	$ 30
Class C	$ 0	$ 0	$0	$ 121
Growth & Income Fund
Class A	$ 7,459	$ 0	$0	$ 118,235
Class C	$ 0	$ 454	$0	$ 56, 700
High Income Fund
Class A	$ 1,678	$ 0	$0	$ 58,977
Class C	$ 0	$ 0	$0	$ 32,916
MNA Resources Fund
Class A	$ 22,349	$ 0	$0	$ 445,739
Class C	$ 0	$ 147	$0	$ 75,484
Short Term Government Fund
Class A	$ 0	$ 0	$0	$ 1, 544

(1)	Integrity Funds Distributor received this amount under the Rule 12b-1 plan of the Fund, net of waivers.

Dealer Compensation

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the Integrity/Viking Funds. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity/Viking Funds, including costs associated with educating a firm's financial advisors about the features and benefits of the Integrity/Viking Funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity/Viking Funds.

As of the date of this SAI, the Distributor expects that it will pay additional compensation to the following dealers:

J.P. Morgan Clearing Corp.

Morgan Stanley Smith Barney LLC

UBS Financial Services, Inc.

Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

12b-1 Plans

The Funds have adopted plans (the "Plans" ) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with Integrity Funds Distributor. Under each Fund's Plan related to the Class A shares, each of the Dividend Harvest Fund , Dividend Summit, Growth & Income Fund, High Income, and Short Term Government Fund are authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund's Class A shares (the "Class A 12b-1 Fee" ), and the MNA Resources Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 0.50%. Under each Fund's Plan related to the Class C shares, it is authorized to pay Integrity Funds Distributor an annual fee of up to 1.00% (up to 0.75% for distribution and up to 0.25% for shareholder services) of the average daily net assets of the respective Fund's Class C shares (the "Class C 12b-1 Fee" ) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the "12b-1 Fee" ).

Integrity Funds Distributor may use this 12b-1 Fee to pay a fee on a quarterly basis to broker-dealers, including Integrity Funds Distributor and affiliates of the Investment Adviser, banks, and savings and loan institutions, and their affiliates and associated broker-dealers that have entered into service agreements with Integrity Funds Distributor ("Service Organizations" ) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, Integrity Funds Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee payable to Integrity Funds Distributor is calculated and paid monthly and the service fee payable to Service Organizations is calculated quarterly and paid the month following the calculation. In return, Integrity Funds Distributor will bear all expenses in connection with the distribution of shares of the Funds, such as, among other expenses: expenses of persons who provide support services in connection with the distribution of shares; costs relating to the formulation and implementation of marketing and promotional activities; and costs of printing and distributing prospectuses, reports and sales literature to prospective shareholders. The Plan compensates Integrity Funds Distributor regardless of its expenses, however, and, in any given year, Integrity Funds Distributor may have fewer expenses than the amount of the payments.

Each Fund's Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund's Board, including a majority of the trustees who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Qualified Trustees" ). Each Fund's Plan (with respect to a Fund or a given class, as applicable) may be terminated at any time, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the applicable class of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder with respect to a class would require approval by a majority of the outstanding shares of the affected class of the respective Fund. Other material amendments to a Fund's Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. Integrity Funds Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Integrity Funds Distributor may, out of its own resources, make payments to dealers that are holders or dealers of record for accounts in one or more of the Funds. A dealer's marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund list, and access to sales meetings, sales representatives, and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales, or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below provides, for the periods indicated, the fees payable by the Funds' Class A and Class C shares under the Plans, the fees paid by the Funds under the Plans net of waivers, and the amount of fees waived by the Distributor.

	12b-1 Fees Payable for fiscal year ended 7/31/ 23	12b-1 Fees After Waivers	Fees Waived by Distributor
Dividend Harvest Fund (Class A)	$ 272,701	$ 272,701	$0
Dividend Harvest Fund (Class C)	$ 247,164	$ 247,164	$0
Dividend Summit Fund (Class A)(1)	$ 30	$ 30	$0
Dividend Summit Fund (Class C )	$ 121	$ 121	$0
Growth & Income Fund (Class A)	$ 118,235	$ 118,235	$0
Growth & Income Fund (Class C)	$ 56, 700	$ 56, 700	$0
High Income Fund (Class A)	$ 58,977	$ 58,977	$0
High Income Fund (Class C)	$ 32,916	$ 32,916	$0
MNA Resources Fund (Class A)	$ 445,739	$ 445,739	$0
MNA Resources Fund (Class C)	$ 75,484	$ 75,484	$0
Short Term Government Fund (Class A)	$ 1, 544	$ 1, 544	$0

(1) Integrity Funds Distributor has voluntarily agreed (not as part of the Distribution Agreement) to waive a portion of the fee payable under the Plan for the Dividend Summit Fund during the early stages of the Fund's existence and may voluntarily waive a portion of such fee at other times.

The 12b-1 Fees paid by the Funds' Class A and Class C shares during the fiscal year ended July 31, 2023 were spent toward the following distribution-related expenses:

	Advertising & Promotion	Compensation to Dealers (including commission and service fees)	Compensation to Sales Personnel and Payroll Taxes	Distribution Related Overhead	Absorbed by the Distributor(1)
Dividend Harvest Fund (Class A)	$ 3,880	$ 201,704	$ 193,099	$ 24,696	$	(150,678)
Dividend Harvest Fund (Class C)	$ 897	$ 188,430	$ 44,413	$ 5,728		$7,696
Dividend Summit Fund (Class A)	$ 0	$ 0	$ 26	$ 3		$1
Dividend Summit Fund (Class C )	$ 0	$ 0	$ 26	$ 3		$92
Growth & Income Fund (Class A)	$ 1,687	$ 65,944	$ 82,755	$10, 607	$	(42,758)
Growth & Income Fund (Class C)	$ 204	$ 42,697	$ 10,014	$ 1, 288		$2, 497
High Income Fund (Class A)	$ 842	$ 41,237	$ 41,224	$ 5, 245	$	(29,571)
High Income Fund (Class C)	$ 119	$ 24,573	$ 5, 708	$ 734		$1,782
MNA Resources Fund (Class A)	$ 3,046	$ 172,735	$ 151,811	$ 19,285		$98,862
MNA Resources Fund (Class C)	$ 254	$ 52,632	$ 12,631	$ 1, 509		$8,377
Short Term Government Fund (Class A)	$ 22	$ 1,021	$ 1, 067	$ 132	$	(698)

(1)

The difference between 12b-1 Fees paid by the Funds and Plan expenses incurred by the Distributor. Negative amounts represent unreimbursed expenses, that is, expenses that qualified for the Plan but that were paid by the Distributor.

As of July 31, 2023 the following unreimbursed Plan expenses had been incurred by the Distributor in a previous year and carried over to future years:

	Dollar Amount		Percentage of Fund Net Assets
Dividend Harvest Fund (Class A)	$	(1,138,526)	1.02%
Dividend Harvest Fund (Class C)	$	(119,858)	0. 43%
Dividend Summit Fund (Class A)		$0	0.00%
Dividend Summit Fund (Class C)		$0	0.00%
Growth & Income Fund (Class A)	$	(310,138)	0. 59%
Growth & Income Fund (Class C)	$	(42,186)	0. 67%
High Income Fund (Class A)	$	(621,369)	2. 71%
High Income Fund (Class C)		$0	0. 00%
MNA Resources Fund (Class A)		$0	0.00%
MNA Resources Fund (Class C)	$	(112,964)	1. 72%
Short Term Government Fund (Class A)	$	(1,149)	0. 37%

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also "Purchase and Redemption of Shares" for additional information regarding compensation to dealers.

PROXY VOTING POLICY

The Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings. The Trustees will review each Fund's proxy voting records from time to time and will annually consider revising its proxy voting policy ("Policy" ). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. Currently, the Investment Adviser generally follows proxy voting guidelines developed by Glass, Lewis & Co.

The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund's shareholders and the Investment Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser will normally refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, such Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETFs or other investment company shares held by a Fund, each Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by the following August 31 without charge, upon request, by calling 800-276-1262, on the SEC's website at www.sec.gov or at the Trust's website at www.integrityvikingfunds.com.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Purchases and sales of debt securities for the Integrity Short Term Government Fund usually are principal transactions, either directly with the issuer or with an underwriter or market maker, in which case brokerage commissions are not paid by the Short Term Government Fund.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. While the Investment Adviser and Sub-Adviser generally seek to obtain the most favorable prices, a Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser and Sub-Adviser are authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including:

*	the market impact of the trade;

*	the broker or dealer's execution capabilities;

*	the size of the transaction;

*	the difficulty associated with executing the transactions;

*	the operational facilities of the broker or dealer;

*	the risk to the broker or dealer of positioning a block of securities;

*	brokerage service arrangements made available by the broker or dealer; and

*	research, brokerage, and other services provided by the broker or dealer (as described below).

Although commissions paid on every transaction will, in the judgment of the Investment Adviser and the Sub-Adviser (collectively "Adviser" for purposes of this section), be reasonable in relation to the value of the brokerage services provided, under each investment advisory agreement and sub-advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an Adviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the applicable Funds and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of an Adviser and not solely or necessarily for the benefit of the Funds. The Investment Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by an Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees and sub-advisory fees that are paid to the Investment Adviser and the Sub-Advisers, respectively, will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Investment Adviser. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to Viking Management, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Securities owned by the Funds may not be purchased from or sold to the Investment Adviser or any affiliated person (as defined in the 1940 Act) of the Investment Adviser except as may be permitted by applicable rules and regulations. Affiliated persons of the Investment Adviser include its parent, Corridor, each of their respective subsidiaries, and the Officers and Directors of any of such entities.

For the fiscal periods listed below, the Funds paid brokerage commissions in the following amounts:

	5/31/ 2020	7/31/2020	7/31/ 2021	7/31/ 2022	7/31/ 2023
Dividend Harvest Fund	N/A	$ 54,865	$ 43,477	$ 31,236	$ 100,984
Dividend Summit Fund(1)	N/A	N/A	N/A	N/A	$ 434
Growth & Income Fund	N/A	$ 3,299	$ 4,291	$ 3,704	$ 5,740
High Income Fund	N/A	$ 119	$ 53	$ 28	$ 54
MNA Resources Fund	N/A	$220,205	$ 120,685	$ 83,008	$ 117,275
Short Term Government Fund(2)	$0 (3)	$ 0	$ 0	$ 0	$ 0

(1)	The Dividend Summit Fund commenced operations on May 1, 2023.
(2)

The Short Term Government Fund commenced operations following completion of the Reorganization of the Predecessor Fund into the Short Term Government Fund on January 17, 2020. Prior to the completion of the Reorganization, broker commissions, if any, were paid to the Predecessor Fund's brokers.

(3)

Beginning with the two-month fiscal period ended July 31, 2020, the Short Term Government Fund's fiscal year end is July 31. Previously, the Short Term Government Fund had a fiscal year end of May 31. The amount presented here represents the Short Term Government Fund's twelve-month fiscal year ended May 31 of the year indicated in the heading above.

The Funds are authorized to execute portfolio transactions through, and to pay commissions to broker-dealers affiliated with the Investment Adviser, and broker-dealer affiliates of the Sub-Adviser, and to purchase securities in underwritings in which these broker-dealers are members of the underwriting syndicate. A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Investment Adviser, the Sub-Adviser, Integrity Funds Distributor, or their affiliates.

None of the Funds paid brokerage commissions to brokers affiliated with the Funds, Viking Management, the Sub-Advisers, Integrity Funds Distributor or Corridor (or with an affiliated person of any such persons) in any of the last three fiscal years.

A Fund's portfolio turnover rate for any year is determined by dividing the lesser of sales or purchases (excluding in either case cash equivalents) by the portfolio's monthly average net assets and multiplying by 100. A Fund's portfolio turnover rate will vary from year to year due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook. The Short Term Government Fund's portfolio turnover rate varied significantly for the 2022 fiscal year (51.52%) compared to the fiscal period ended July 31, 2021 (140.79%) and the fiscal year ended July 31, 2020 (16.03%) with increased prepayments in fiscal 2021 and significantly less prepayments in 2022 lowering our reinvestment needs.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor directly. Each Fund offers Class A shares, Class C shares, and Class I shares. Class A shares, Class C shares, and Class I shares are described below and in the Prospectus.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up -front sales charge, if any, imposed at the time of purchase as set forth in the Prospectus. If you invest $1 million or more in the Fund, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge ("CDSC" ) on shares redeemed within 24 months of purchase. Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase of Class A shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a hypothetical price of $10 per Class A share of the Fund.

Net Asset Value per Share	Per Share Sales Charge	Per Share Offering Price to the Public	Shares Outstanding

Dividend Harvest Fund	$16.44	$0.87	$17.31	6,808,126
Dividend Summit Fund	$10.17	$0.54	$10.71	5,000
Growth & Income Fund*	$82.11	$4.32	$86.43	636,606
High Income Fund	$ 7.13	$0.32	$ 7.45	3,210,050
MNA Resources Fund	$ 5.30	$0.28	$ 5.58	16,549,600
Short Term Government Fund	$ 8.23	$0.17	$ 8.40	37,422

*

If you are a Class A shareholder of the Growth & Income Fund and you were also a Class A shareholder of that Fund on April 30, 2011 (a "Pre-May 2011 Existing Shareholder" ), you will not be subject to an up-front sales charge on purchases of additional Class A shares of the Growth & Income Fund.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer's or broker's responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

Each Fund receives the net asset value of all its respective shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time, Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sale. See also "Distributor" for additional information regarding fees paid to broker-dealers and others.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co, and Morgan Stanley Wealth Management.

Reduction of Up-Front Sales Charges on Class A Shares

Letters of Intent ("LOI" )

You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount in Class A shares of Integrity/Viking Funds during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

*

you authorize the Distributor to reserve 5% of your total intended purchase registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and the Funds will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

*	you give the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact.

*	the Distributor may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

*	although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Integrity/Viking Fund will be effective only after notification to the Distributor that the investment qualifies for a discount. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing purchase orders during the LOI period. Any purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. Accumulated holdings (as described in the discussion below entitled "Rights of Accumulation" ) eligible to be aggregated as of the day immediately before the LOI period may be credited towards satisfying the LOI. If you file your LOI with a Fund before a change in the Fund's sales charge, you may complete your LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Integrity/Viking Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you as you direct. If the amount of your total purchases (including reinvested dividends), less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by the Distributor and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase on the dollar amount of the total purchases.

If the amount of your total purchases (including reinvested dividends), less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (including reinvested dividends and less redemptions) during the period. You will need to send the Distributor an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, an appropriate number of reserved shares will be redeemed to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, the additional sales charge due will be deducted from the sale proceeds and the balance will be forwarded to you.

For LOIs filed on behalf of retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Integrity/Viking Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Rights of Accumulation

A right of accumulation ("ROA" ) permits an investor to aggregate shares owned by you, your spouse, children, and grandchildren if they are under the age of 21 (cumulatively, the "Investor" ) in some or all of the Integrity/Viking Funds to reach a breakpoint discount. Your retirement plan accounts, family trust accounts and solely controlled business accounts may also be included. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k), 403(b), or 457 plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

*	the Investor's current purchase of shares in the Integrity/Viking Funds; and

*	the cumulative cost of shares purchased or the current market value of the shares of the Integrity/Viking Funds held by the Investor, whichever is greater.

For example, if an Investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Integrity/Viking Fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Integrity/Viking Funds.

Investments of $1 Million or More

If you invest $1 million or more in a Fund,, except the Short Term Government Fund, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% contingent deferred sales charge ("CDSC" ) on shares redeemed within 24 months of purchase; a CDSC will not be assessed on redemptions of shares of the Growth & Income Fund that were purchased by Pre-May 2011 Existing Shareholders. For each such Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the Fund. Each time you place a redemption request, the Funds will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Funds will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking Fund.

Investments of $200,000 or More

If you invest $200,000 or more in the Short Term Government Fund, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, you may be subject to a 0.40% contingent deferred sales charge ("CDSC" ) on shares redeemed within 24 months of purchase. The CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions in the Fund. Each time you place a redemption request, the Fund will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Fund will sell the shares in the order in which they were purchased. The same method will be used if you exchange your shares into another Integrity/Viking Fund.

CDSC Waivers

For each Fund, a CDSC may not be assessed on redemptions of such Fund:

*

following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 729(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

*	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon death;

*	representing minimum required distributions from an IRA or other retirement plan as required under the Internal Revenue Code.

Group Program

Each Fund has a group investment and reinvestment program (the "Group Program" ) which allows investors to purchase Class A shares of a Fund with a lower minimum initial investment and with a lower sales charge, if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor's Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on the combined current purchases of such group of Class A shares together with the combined net asset value of Class A shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

*	the administrator of an investor's investment program must have entered into an agreement with Integrity Funds Distributor;

*

such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program; and

*

such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent's processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Sales Charge Waivers for Certain Investors--Class A Shares

Class A shares of the Funds may be purchased without an initial sales charge by various individuals and institutions, including:

*

current and former registered representatives and employees, including their immediate families, of broker-dealers having selling group agreements with Integrity Funds Distributor or any trust, pension, profit-sharing, or other benefit plan for such persons (immediate family is defined to include the individual, his/her spouse, and their children, their parents, and their siblings);

*

current and former employees (including their spouses and dependent children) of banks and other financial services firms that provide advisory, custody, or administrative services related to the Fund pursuant to an agreement with the Fund, Corridor or one of its affiliates, or any trust, pension, profit-sharing, or other benefit plan for such persons;

*	individuals and institutions purchasing shares in connection with the acquisition of the assets of or merger or consolidation with another investment company;

*	investors purchasing through certain asset- or transaction-fee based investment advisers, broker dealers, bank trust departments, and other financial services firms;

*	401(k), 403(b), 457, profit-sharing, and defined benefit plans; excluded from this waiver are SEPs, SARSEPs, and SIMPLE IRAs;

*	foundations and endowments, provided the foundation or endowment has assets of $1 million or more; and

*	with respect to Class A shares of the Growth & Income Fund, Pre-May 2011 Existing Shareholders.

The elimination of the up-front sales charge for certain individuals and institutions is provided because of anticipated economies of scale and reduced sales-related efforts. A Fund must be notified in advance that you believe your investment qualifies for a sales charge reduction or waiver.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Class C Shares
(not applicable to Short Term Government Fund)

As described in the Prospectus, you can buy Class C shares of a Fund at the offering price, which is the net asset value per share. Each Fund has adopted a plan under Rule 12b-1 with respect to its Class C shares that authorizes the respective Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of its Class C shares and for providing personal services and the maintenance of shareholder accounts. Under the Plan of each Fund, with respect to its Class C shares, the respective plan may pay an annual Rule 12b-1 fee of up to 1.00% of its average daily net assets (comprised of a service fee of up to 0.25% of the average daily net assets of the Class C shares and a distribution fee of up to 0.75% of the average daily net assets of the Class C shares). Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares, shares in your account that are not subject to a CDSC will be sold first. If there are not enough of these to meet your request, shares will be sold in the order they were purchased.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Class I Shares

As described in the Prospectus, you can buy Class I shares of each Fund at the offering price, which is the net asset value per share. There is no sales charge or Rule 12b-1 fee that is charged on the Class I shares of any Fund.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations.

Class I shares are also available for purchase by the following categories of investors:

*	investors who purchase through a fee based advisory account with a financial intermediary;

*	employer sponsored retirement and benefit plans, endowments, or foundations;

*

banks or bank trust departments investing for their own account or for funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity;

*

subject to applicable law and/or exemptive relief, any registered investment company that is not affiliated with the Integrity/Viking Funds and which invests in securities of other investment companies;

*	any plan organized under section 529 under the Code (i.e., a 529 plan);

*

any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary for themselves, their immediate family members ("immediate family members" are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings), their IRAs or employer sponsored IRAs;

*	current, former, and retired trustees/directors, employees, and officers of any Integrity/Viking Fund for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

*	current, former, and retired officers, directors, and governors of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs;

*

current, former, and retired employees of Corridor and its affiliates for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, partnership, sole proprietorship, or other business organization in which such persons own a 25% or greater stake; and

*

persons who retain an ownership interest in or who are the beneficial owners of an interest in Corridor for themselves, their immediate family members, their IRAs or employer sponsored IRAs, any corporation, sole proprietorship, or other business organization in which such persons own a 25% or greater stake.

Any shares purchased by investors falling within any of the last five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

Unless otherwise noted, Class I shares are not available for IRAs or employer sponsored IRAs, unless purchased through a fee-based advisory account with a financial intermediary.

Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Fund shares are available in other share classes that have different fees and expenses.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason, including market fluctuation. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have 60 days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through a monthomatic investment plan (minimum initial investment is $50). With the monthomatic investment plan, monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in the monthomatic investment plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the monthomatic investment plan by sending written notice to the Transfer Agent. See "Automatic Investment Plan--the Monthomatic Investment Plan" in the Prospectus for additional information.

Exchange Privilege and Share Class Conversions

As described in the Prospectus under "Special Services--Exchanging Shares," each Fund offers an exchange privilege. The exchange privilege permits a Class A shareholder in a Fund to exchange Class A shares between any Integrity/Viking Fund with an up-front sales charge structure without paying any additional sales charges. In addition, a Class C shareholder in a Fund may exchange Class C shares for Class C shares of another Fund that offers Class C shares. However, owners of Class A shares of a Fund may not exchange their Class A shares for Class C shares, and owners of Class C shares of a Fund may not exchange their Class C shares for Class A shares. Class I shareholders in a Fund may exchange Class I shares for Class I shares of another Integrity/Viking Fund that offers Class I shares. Exchange purchases are subject to eligibility requirements as well as the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

As described in the Prospectus under "Special Services--Share Class Conversions," shares of certain classes of a Fund may be converted into shares of certain other classes of the same Fund, provided that you are eligible to buy the new share class. Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Funds available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details.

In general, the conversion of shares of one class of a Fund for shares of another class of the same Fund is not considered a taxable event for federal income tax purposes. Any CDSC associated with the shares being converted will be assessed immediately prior to the conversion into shares of the new share class. Shares redeemed to pay the CDSC would be considered a taxable redemption. Please consult your own tax advisor for further information.

The exchange privilege and conversion right may be changed or discontinued upon 60 days' written notice to shareholders and are available only to shareholders where such exchanges or conversions may be legally made. A shareholder considering an exchange or conversion should obtain and read the prospectus of the applicable Integrity/Viking Fund and consider the differences between it and the fund whose shares he owns or class of shares he owns, as applicable, before making an exchange or conversion. For further information on how to exercise the exchange privilege or to effect conversions, contact the Transfer Agent.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds within 365 days at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, your CDSC will be refunded as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Please see Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Edward Jones, Raymond James, Oppenheimer & Co. Inc., Robert W. Baird & Co., and Morgan Stanley Wealth Management.

Minimum Investment

The minimum initial investment for each Fund per share class is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but the Funds may accept investments of smaller amounts at their discretion and such minimum amounts may be changed at any time.

Redemptions

Requests to sell $100,000 or less generally can be made over the telephone by calling Integrity Fund Services at 800-601-5593 or with a simple letter addressed to Integrity Fund Services, P.O. Box 759, Minot, ND 58702. Sometimes, however, to protect you and the Fund, Integrity Fund Services will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

*	you are selling more than $100,000 worth of shares;

*	you want your proceeds paid to someone who is not a registered owner;

*	you want to send your proceeds somewhere other than the address of record, or pre-authorized bank or brokerage firm account; or

*	you have changed the address on your account by phone within the last 30 days.

Payment for shares redeemed will be made in cash as promptly as practicable (but in no event later than seven days) after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within fifteen calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House ("ACH" ) network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer. In addition, redemption checks may be sent by overnight mail for a fee which will reduce the amount of your redemption proceeds. Redemption proceeds may be transmitted through a wire transfer for a fee which will reduce the amount of your redemption proceeds.

Telephone Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell, or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Funds to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as the Funds take certain measures to verify telephone requests, it will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

Additional Information on Purchases and Redemptions

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Funds.

Each Fund may suspend the right of redemption or delay payment more than seven days:

*	during any period when the NYSE is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;

*	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

*	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The NYSE is currently closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund's portfolio securities at the time.

For each Fund, except the Short Term Government Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $1 million or more. For the Short Term Government Fund, with respect to Class A shares, if you invest $200,000 or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 0.40%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares for qualified retirement plans or of $200,000 or more.

Class A shares of the Growth & Income Fund purchased by Pre-May 2011 Existing Shareholders will not be subject to an up-front sales charge (upon purchase) or a CDSC (upon redemption).

Each Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Program

The systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual, or annual basis. The value of your account must be at least $5,000. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, on the 5th or 20th day of the month in which a payment is scheduled. If the 5th or 20th falls on a weekend or holiday, the redemption will be processed on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you.

You may discontinue a systematic withdrawal plan or change the amount and schedule of withdrawal payments by notifying the Funds by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The Funds may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

NET ASSET VALUE

For each Fund, net asset value ("NAV" ) per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

The NAV per share of each Fund is determined by Integrity Fund Services as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

The Funds' investments are primarily valued using market quotations to the extent market quotations are readily available and reliable. Assets for which market quotations are available and reliable are valued as follows:

*

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

*	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;

*	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and

*

To the extent a Fund invests in open-end management investment companies, such Fund's NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs, which are valued at their current market value) in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices.

As described in the Prospectus, the Board has designated the Investment Adviser as the Funds' "valuation designee" to perform all fair valuations of the Funds' portfolio holdings, subject to the Board's oversight.

Short-term money market instruments (such as certificates of deposit, bankers' acceptances, and commercial paper) are fair valued using bid quotations or by reference to bid quotations of similar instruments of issuers with similar credit ratings. Bid quotations for short-term money market instruments are typically provided by pricing services.

In addition, corporate debt securities (other than short-term instruments described above) are valued at prices furnished by a pricing service, subject to review and possible revision by the Investment Adviser. Short-term securities with remaining maturities of 60 days or less for which market quotations and information pricing service are not readily available may be fair valued either at amortized cost or at original cost plus accrued interest, subject to Board supervision.

EXPENSES OF THE FUNDS

The expenses of the Trust and of the Funds include, among others:

*	organization and certain offering expenses of the Funds (including out-of-pocket expenses, but not including the Investment Adviser's overhead and employee costs);

*	fees payable to the Investment Adviser and to any other Fund advisers or consultants;

*	legal expenses;

*	auditing and accounting expenses;

*	interest expenses;

*	telephone, telex, facsimile, postage, and other communications expenses;

*	taxes and governmental fees;

*	fees, dues, and expenses incurred by or with respect to the Funds in connection with membership in investment company trade organizations;

*	cost of insurance relating to fidelity coverage for the Trust's officers and employees;

*	fees and expenses of the Funds' administrator or of any custodian, subcustodian, transfer agent, fund accounting agent, registrar, or dividend disbursing agent of the Funds;

*	payments for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any;

*	expenses of preparing share certificates, if any;

*	other expenses in connection with the issuance, offering, distribution, or sale of securities issued by the Funds;

*	expenses relating to investor and public relations;

*	expenses of registering shares of the Funds for sale and of compliance with applicable state notice filing requirements;

*

brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Funds, or of entering into other transactions or engaging in any investment practices with respect to the Funds;

*	expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices, and dividends to current shareholders;

*	costs of stationery or other office supplies;

*	any litigation expenses;

*	costs of shareholders' and other meetings;

*

the compensation and all expenses (specifically including travel expenses relating to the Funds' business) of officers, Trustees, and employees of the Trust who are not interested persons of the Investment Adviser; and

*

travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, governors, or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning a Fund, or any committees thereof or advisers thereto.

TAXATION OF THE FUNDS

This section summarizes some of the material U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a partnership, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe any state, local, or foreign tax consequences of investing in Fund shares.

This federal income tax summary is based in part on the advice of counsel to the Funds. The IRS could disagree with any conclusions set forth in this section.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor, including the applicability and effect of state, local, foreign and other tax laws.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC" ) under the Internal Revenue Code of 1986, as amended (the "Code" ). During periods when each Fund qualifies as a RIC and distributes all its income, a Fund generally will not pay federal income taxes.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest, and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Under the Regulated Investment Company Modernization Act of 2010 ("Act" ), funds are permitted to carry forward net capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment net capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of July 31, 2023 were as follows:

	Dividend Harvest Fund	Dividend Summit Fund	Growth & Income Fund	High Income Fund	MNA Resources Fund	Short Term Government Fund
Non-expiring short-term losses	$5, 630,921	$7,387	$0	$ 18,427	$ 105,524,743	$4, 538,266
Non-expiring long-term losses	$ 0	$ 0	$0	$ 862,938	$ 84,576,564	$ 3,787,334
Total Capital Loss Carryforwards	$5, 630,921	$7,387	$0	$ 881,365	$ 190,101,307	$ 8,325,600

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if a Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Ordinary Income Distributions and Capital Gain Dividends

Dividends paid out of a Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual or other non-corporate shareholder from a RIC (such as a Fund) are generally taxed at the same rates that apply to net capital gain, provided that certain holding period and other requirements are satisfied and provided the dividends are attributable to qualified dividend income received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances.

Each Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for qualified dividend income treatment. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as qualified dividend income.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to any dividends received from the Funds.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital for federal income tax purposes. If a Fund makes a return of capital distribution, the distribution will not be taxable to you to the extent of your basis in your shares and thereafter will be treated as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or lower capital loss when you sell your shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of such shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares. In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a "load charge" ) in computing gain or loss on the sale of shares of a Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises, by January 31 of the calendar year following the calendar year of the sale, the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge. (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

Nature of Fund's Investments

Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things:

*	disallow, suspend, or otherwise limit the allowance of certain losses or deductions;

*	convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income;

*	convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited);

*	cause a Fund to recognize income or gain without a corresponding receipt of cash;

*	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and

*	adversely alter the characterization of certain complex financial transactions.

The Funds' transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount, and timing of distributions to shareholders. These provisions also will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the requirements for avoiding excise taxes.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund's investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund's shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund's investments in REIT equity securities, if any, may result in the receipt of cash in excess of the REIT's earnings. If a Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes. In addition, such investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

For taxable years beginning after December 31, 2017 and before January 1, 2026, ordinary REIT dividends are treated as "qualified business income" that is eligible for a 20% federal income tax deduction in the case of individuals, trusts, and estates. The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in REITs may be entitled to this deduction while investors that invest in a RIC that invests in REITs will not.

Buying Shares Close to a Record Date

Distributions by a Fund reduce the NAV of such Fund's shares. Should a taxable distribution reduce the NAV below a shareholder's cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Investments in Certain Foreign Corporations

If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs" ), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, fail to make required certifications, or who have been notified (or the Fund is notified) by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Special U.S. tax certification requirements apply to non-U.S. investors. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Tax Credit

Investment income and some capital gains received by the Funds on foreign securities may be subject to withholding or other foreign taxes. If your Fund is eligible to and makes an election under the Code, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes, subject in each case to certain limitations.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder" ) depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest (including a futures contract or option) in such securities, partnership interests, or commodities. Dispositions of shares and capital gains dividends received by such persons may be subject to such withholding after December 31, 2019.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address, and taxpayer identification number of each substantial U.S. owner. Dispositions of shares and capital gain dividends received by such persons may be subject to such withholding after December 31, 2019.

Income Not Effectively Connected

If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. A Fund may choose not to designate such amounts.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from "United States real property interests" ("USRPIs" ). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a "United States real property holding corporation" or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (i) gains realized on the disposition of USPRIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder's current and past ownership of the Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Income Effectively Connected

If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents, and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Account Tax Compliance Act

Distributions to non-U.S. persons that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest (including a futures contract or option) in such securities, partnership interests, or commodities.

Distributions to nonfinancial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address, and taxpayer identification number of each substantial U.S. owner.

Other Taxation

Fund shareholders may be subject to state, local, and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for their most recent fiscal period ended July 31, 2023 appear in the Funds' annual report, and are incorporated herein by reference. The Funds' annual report is available without charge by calling 800-276-1262.

APPENDIX A
DESCRIPTION OF SHORT-TERM AND LONG-TERM OBLIGATION RATINGS

The following descriptions of ratings on obligations are based on information provided by Moody's Investors Service, Inc. ("Moody's" ) and S&P Global Ratings ("S&P" ).

Short-Term Obligation Ratings

Moody's

Ratings assigned on Moody's global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors' expectations for timely payment, the ratings reflect the likelihood of impairment (as defined by Moody's) and financial loss in the event of impairment:

P-1:	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2:	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3:	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP:	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

*	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

*	The nature and provisions of the financial obligation, and the promise we impute; and

*

The protection afforded by and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1:

A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2:

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3:

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

B:

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C:

A short-term obligation rated "C" is currently vulnerable to non-payment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.

D:

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

Long-Term Obligation Ratings

Moody's

Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors' expectations for timely payment, the ratings reflect the likelihood of impairment (as defined by Moody's) and financial loss in the event of impairment.

Investment Grade

Aaa:	Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Below Investment Grade

Ba:	Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated "B" are considered speculative and are subject to high credit risk.

Caa:	Obligations rated "Caa" are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa" . The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

"¢	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

"¢	The nature and provisions of the financial obligation, and the promise we impute; and

"¢

The protection afforded by and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA:	An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA:	An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

A:

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB:

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

Below Investment Grade

BB, B, CCC, CC, and C

Obligations rated "BB" , "B" , "CCC" , "CC" , and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB:

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B:

A obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB" , but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC:

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC:

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C:

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D:

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed debt restructuring.

NR:	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

PART C
OTHER INFORMATION

ITEM 28: EXHIBITS

(a)	Declaration of Trust dated October 31, 1997(1)

(b)	Bylaws(2)

(c)	(1)	Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.001 per share, dated October 31, 1997(1)

(2)	Amended Certificate of Series Designation(22)

(d)	(1)	(i)

Investment Advisory Agreement between the Registrant and Viking Fund Management, LLC ("Viking Management" ) on behalf of the Integrity Mid-North American Resources Fund (formerly named Williston Basin/Mid-North America Stock Fund)(2)

(ii)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity High Income Fund(2)

(iii)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity Growth & Income Fund(2)

(iv)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of the Integrity Dividend Harvest Fund(8)

(v)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of Integrity Short Term Government Fund(20)

(vi)	Investment Advisory Agreement between the Registrant and Viking Management on behalf of Integrity Dividend Summit Fund(22)

(2)	(i)	Sub-Advisory Agreement between J.P. Morgan Investment Management Inc. and Viking Management with respect to the Integrity High Income Fund(2)

(ii)	Sub-Advisory Agreement between M.D. Sass Investor Services, Inc. (now known as M.D. Sass, LLC) and Viking Management with respect to the Integrity Short Term Government Fund(20)

(e)	(1)	Distribution and Services Agreement with Integrity Funds Distributor, LLC ("Integrity Funds Distributor" ) for the Integrity Mid-North American Resources Fund(2)

(2)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity High Income Fund(2)

(3)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Growth & Income Fund(9)

(4)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Dividend Harvest Fund(10)

(5)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Short Term Government Fund(20)

(6)	Distribution and Services Agreement with Integrity Funds Distributor for the Integrity Dividend Summit Fund(22)

(7)	Distributor's Dealer Agreement(18)

(f)	Not Applicable

(g)	(1)	Custody Agreement with UMB Bank, N.A.(19)

(2)	Amended Appendix B to Custody Agreement(22)

(h)	(1)	(i)	(a)	Transfer Agency Agreement between the Registrant and Integrity Fund Services, LLC ("Integrity Fund Services" ) on behalf of all Series(2)

(b)	Addendum to Transfer Agency Agreement with respect to all Series(9)

(c)	Addendum to Transfer Agency Agreement with respect to Integrity Dividend Harvest Fund(10)

(d)	Addendum to Transfer Agency Agreement with respect to Integrity Short Term Government Fund(20)

(e)	Addendum to Transfer Agency Agreement with respect to Integrity Dividend Summit Fund(22)

(ii)	(a)	Administrative and Accounting Services Agreement between the Registrant and Integrity Fund Services on behalf of all Series(2)

(b)	Addendum to Administrative and Accounting Services Agreement with respect to certain Series(9)

(c)	Addendum to Administrative and Accounting Services Agreement with respect to Integrity Dividend Harvest Fund(10)

(d)	Addendum to Administrative and Accounting Services Agreement with respect to Integrity Short Term Government Fund(20)

(e)	Addendum to Administrative and Accounting Services Agreement with respect to Integrity Dividend Summit Fund(22)

(2)	Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Viking Management with respect to all Series*

(3)	Form of Indemnification Agreement(12)

(i)	(1)	Opinion and Consent of Underberg & Kessler LLP dated December 3, 1997(1)

(2)	Opinion and Consent of Dechert LLP dated September 5, 2003(3)

(3)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated April 27, 2004(4)

(4)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated December 8, 2004(5)

(5)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated February 25, 2005(6)

(6)	Consent of Sutherland Asbill & Brennan LLP dated April 27, 2006(7)

(7)	Opinion and Consent of Counsel dated May 1, 2012(10)

(8)	Opinion and Consent of Counsel dated May 1, 2014(11)

(9)	Consent of Chapman and Cutler LLP(12)

(10)	Opinion and Consent of Chapman and Cutler LLP(13)

(11)	Consent of Chapman and Cutler LLP(14)

(12)	Opinion and Consent of Chapman and Cutler LLP(15)

(13)	Opinion and Consent of Chapman and Cutler LLP(16)

(14)	Opinion and Consent of Vedder Price P.C.(20)

(15)	Opinion and Consent of Vedder Price P.C.(22)

(j)	Consent of Independent Registered Public Accounting Firm*

(k)	Not Applicable

(l)	Not Applicable

(m)	Amended Plan of Distribution and Service Pursuant to Rule 12b-1(22)

(n)	Amended Multiple Class Plan adopted pursuant to Rule 18f-3 for all Series(22)

(o)	Power of Attorney(21)

(p)	(1)	Code of Ethics, as revised November 20, 2023, applicable to Registrant and Registrant's investment adviser and principal underwriter*

(2)	Code of Ethics of J.P. Morgan Investment Management Inc.*

(3)	Code of Ethics applicable to M.D. Sass, LLC(18)

(1)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 6, filed on December 8, 1997.

(2)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 62, filed on May 3, 2010.

(3)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 21, filed on September 5, 2003.

(4)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 23, filed on April 27, 2004.

(5)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 24, filed on December 16, 2004.

(6)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 25, filed on February 25, 2005.

(7)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 29, filed on April 27, 2006.

(8)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 67, filed on April 26, 2012.

(9)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 68, filed on April 30, 2012.

(10)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 69, filed on May 1, 2012.

(11)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 75, filed on May 1, 2014.

(12)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 77, filed on April 30, 2015.

(13)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 81, filed on August 3, 2015.

(14)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 84, filed on April 29, 2016.

(15)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 91, filed on August 1, 2016.

(16)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 93, filed on April 28, 2017.

(17)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 99, filed on August 20, 2019.

(18)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 102, filed on November 27, 2019.

(19)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 105, filed on January 21, 2020.

(20)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 107, filed on September 28, 2020.

(21)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 112, filed on December 3, 2021.

(22)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 113, filed on November 28, 2022.

(22)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 116, filed on May 1, 2023.

*	Filed herewith.

ITEM 29: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable

ITEM 30: INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act" ) may be permitted to the Trustees, officers, and controlling persons of the Registrant pursuant to the provisions of the Registrant's Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit, or proceeding) is asserted against the Registrant by such Trustee, officer, or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Declaration of Trust provides with regard to indemnification that:

(a)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Trust) by reason of the fact that he/she is or was a Trustee, employee, or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit, or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, or, with respect to any criminal action or proceedings, that he/she had reasonable cause to believe that his/her conduct was unlawful.

(b)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he/she is or was a Trustee, employee, or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, EXCEPT, however, that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Trust unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)

To the extent that a Trustee, employee, or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subsections (a) or (b) above in defense of any claim, issue, or matter therein, he/she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection therewith.

(d)

Except as provided in subsection (c) above, any indemnification under subsection (a) or (b) above (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended, and as authorized in the specific case upon a determination that indemnification of a Trustee, employee, or officer is proper in the circumstances because he/she has met the applicable standard of conduct set forth in subsection (a), (b) or (h). Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion.

(e)

Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Trust in advance of the final disposition of such action, suit, or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustee, employee, or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by the Trust as authorized in the Declaration of Trust; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

(f)

The indemnification provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of the Shareholders or disinterested Trustees, or otherwise, both as to actions in his/her official capacity and as to actions in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee, or officer and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g)

The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, employee, or officer of the Trust, or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust, or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(h)

Anything to the contrary in the foregoing subsections (a) through (g) above notwithstanding, no Trustee, employee, or officer of the Trust shall be indemnified against any liability to the Trust or the Shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his/her office, and no Trustee, employee, or officer of the Trust shall be indemnified in any other case in which the 1940 Act would restrict or prohibit such indemnification.

In addition, the Trust has entered into a separate Indemnification Agreement with each of the Trustees (as well as the officers of the Trust) whereby the Trust has generally agreed to indemnify such persons to the fullest extent permitted by the laws of the State of Delaware. These Indemnification Agreements acknowledge, however, that, in certain instances, applicable law or public policy may prohibit the Trust from indemnifying its Trustees and officers. (See Exhibit (h)(4).)

ITEM 31: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Viking Fund Management, LLC ("Viking Management " ), the investment adviser to the Registrant's series is not engaged in any other business of a substantial nature.

The information required by this Item 31 with respect to each director, officer, or partner of the Registrant's adviser, Viking Management, is incorporated by reference to Form ADV filed by Viking Management with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-56605).

The information required by this Item 31 with respect to each director, officer, or partner of the Integrity Short Term Government Fund's sub-adviser, M.D. Sass , LLC, is incorporated by reference to Form ADV filed by M.D. Sass , LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-8663).

ITEM 32: PRINCIPAL UNDERWRITERS

(a)	The principal underwriter of the Trust's shares, Integrity Funds Distributor, also currently acts as a principal underwriter for Viking Mutual Funds.

Integrity Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA" ).

(b)	The information required by the following table is provided with respect to each director, officer, or partner of each principal underwriter named in the response to Item 25.

	Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

	Shannon D. Radke 1 North Main Street Minot, North Dakota 58703	Governor, President	President

	Brock J. Teets 1 North Main Street Minot, North Dakota 58703	Governor, Vice President	None

	Jonathan R. Hanson 1 North Main Street Minot, North Dakota 58703	Governor, Secretary	None

	Kraig Klebe 1 North Main Street Minot, North Dakota 58703	Governor, Treasurer	None

	Trey A. Welstad 1 North Main Street Minot, North Dakota 58703	Chief Compliance Officer	None

(c)	Not applicable

ITEM 33: LOCATION OF ACCOUNTS AND RECORDS

The custodian of the assets of the Fund is UMB Bank, N.A., International Custody, 928 Grand Blvd, Kansas City, Missouri 64105. Integrity Fund Services serves as transfer agent, dividend disbursing, administrative, and accounting services agent of the Registrant and maintains all records related to those functions. Integrity Funds Distributor serves as the principal underwriter of the Registrant and maintains all records related to that function. Viking Management serves as the Registrant's investment adviser and maintains all records related to that function. The Registrant maintains all of its corporate records. J.P. Morgan Investment Management Inc serves as sub-adviser to the Integrity High Income Fund and maintains all records related to that function. M.D. Sass , LLC serves as sub-adviser to the Integrity Short Term Government Fund and maintains all records related to that function.

The street address of Integrity Funds Distributor, Integrity Fund Services, Viking Management, and the Registrant is 1 Main Street North, Minot, North Dakota 58703. The street address of M.D. Sass , LLC is 1185 Avenue of the Americas, 18th Floor, New York, New York 10036.

ITEM 34: MANAGEMENT SERVICES

Not applicable

ITEM 35: UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment Number 117 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot and the State of North Dakota on the 29th day of November, 2023.

THE INTEGRITY FUNDS By: /s/ Shannon D. Radke Shannon D. Radke President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 117 to the Registration Statement has been signed below by the following persons in the capacities indicated on November 29, 2023:

Signature	Title

/s/ Shannon D. Radke	President
Shannon D. Radke	(Principal Executive Officer)

/s/ Shelly Nahrstedt	Treasurer
Shelly Nahrstedt	(Principal Financial and Accounting Officer)

Robert E. Walstad*	Trustee and Chairman of the Board	)
Jerry M. Stai*	Trustee	)	By:	/s/ Shannon D. Radke
R. James Maxson*	Trustee	)		Shannon D. Radke
Wade A. Dokken*	Trustee	)		Attorney-in-Fact

*

An original power of attorney authorizing Shannon D. Radke to execute any amendment to Registration Statement No. 33-53698 for each of the trustees of the Registrant on whose behalf this Post-Effective Amendment No. 117 to the Registration Statement has been filed with the Securities and Exchange Commission on September 28, 2020.

EXHIBITS

(h)	(3)	Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Viking Management with respect to all Series.

(j)	Consent of Independent Registered Public Accounting Firm.

(p)	(1)	Code of Ethics, as revised November 20, 2023, applicable to Registrant and Registrant’s investment adviser and principal underwriter.

	(2)	Code of Ethics of J.P. Morgan Investment Management Inc.